As filed with the Securities and Exchange Commission on November 16, 2012

1933 Act File No. ______
1940 Act File No. 811-22770
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933
	☐	Pre-Effective Amendment No.
	☐	Post-Effective Amendment No.

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
	☐	Amendment No.

Neuberger Berman MLP Income Fund Inc.
(Exact name of Registrant as specified in charter)
c/o Neuberger Berman Management LLC
605 Third Avenue
New York, New York 10158-0180
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 476-9000

Robert Conti, Chief Executive Officer
Neuberger Berman MLP Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY  10158
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

With copies to:
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D. C. 20006
(Names and Addresses of Agents for Service of Process)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box …☐

It is proposed that this filing will become effective (check appropriate box)
☐      when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered (1) (2)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)
Shares of Common Stock	50,000	$20.00	$1,000,000	$136.40

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
(2)	Includes 7,500 shares that may be offered by the Underwriters pursuant to an option to cover over-allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated [_____], 2013

PROSPECTUS	[Neuberger Berman Logo]

[_______] shares
Neuberger Berman MLP Income Fund Inc.
$[  ] per share

Investment Objective. Neuberger Berman MLP Income Fund Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.  The Fund’s investment objective is to seek total return with an emphasis on cash distributions.

Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (“Managed Assets”) in master limited partnerships or master limited liability companies (collectively, “MLPs”) (the “80% policy”).  For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general or limited partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including i-Shares, collective investment vehicles that primarily hold MLP interests, and debt securities of MLPs.

The Fund also may invest up to 20% of its Managed Assets in income-producing securities, such as common and preferred equity securities, private investments in public equities (“PIPEs”) or other private interests, and real estate investment trusts (“REITs”). Although it currently has no intention to do so, the Fund may also invest in securities and other instruments issued by U.S. and Canadian income and royalty trusts and other issuers.

Tax Matters. Because of its concentration in MLP investments, the Fund is not eligible to elect to be a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund will be treated as a taxable regular corporation, or so-called “C” corporation, for federal tax purposes (“‛C’ corporation”). As a result the Fund will be subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing a substantial portion of its assets in MLPs -- and thus being treated as a “C” corporation, rather than as a regulated investment company, for federal tax purposes -- involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other closed-end registered investment companies.

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, an MLP must derive at least 90% of its gross income from certain specified qualifying sources described in Section 7704 of the Code in order to be taxed as a partnership for federal tax purposes.

As noted above, the Fund will be treated as a “C” corporation. Any taxes paid by the Fund will reduce the amount available to pay distributions to holders (“Common Stockholders”) of its shares of common stock (“Common Stock”), and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs. Excluding the impact of any gains or losses the Fund realizes, it expects that a portion of its distributions to Common Stockholders may constitute a non-taxable return of capital. If the Fund makes distributions from current or accumulated earnings and profits (which take into account realized gains or losses, if any) as computed for federal income tax purposes (“E&P”), such distributions will generally be taxable to Common Stockholders as dividend income for those purposes. If such distributions exceed the Fund’s current and accumulated E&P, the excess will, for each Common Stockholder, constitute (1) first, to the extent of its basis in its Common Stock, a non-taxable return of capital, which will reduce that reduction of such basis, and (2) second, to the extent such excess exceeds that Stockholder’s basis, as capital gain. A “return of capital” represents a return of a Common Stockholder’s original investment in the Common Stock and should not be confused with a dividend (i.e., a distribution from E&P). Upon the sale of its Common Stock, a Common Stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Common Stockholder and its tax basis in the Common Stock, as adjusted to reflect previous returns of capital, if any.

No Prior History. Because the Fund is newly organized, it has no performance history and its Common Stock has no history of public trading. The common stock of closed-end management investment companies frequently trades at a discount from net asset value. The risk of the Common Stock trading at such a discount may be greater for investors expecting to sell their shares relatively soon after completion of the public offering.

Market Price Discount From Net Asset Value of Shares. The Fund has been structured as a closed-end management investment company because (unlike open-end mutual funds) (i) the securities of closed-end funds are not redeemable, which enables the Fund’s investment manager normally to invest substantially all of the Fund’s assets in pursuit of the Fund’s investment objective, and (ii) closed-end funds have greater flexibility in the utilization of leverage. Nonetheless, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their shares relatively soon after completion of this offering. The Fund cannot predict the level of trading activity or whether Common Stock will trade at, above or below net asset value. The Common Stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

The Fund’s investment strategy involves substantial risk. You could lose some or all of your investment.  See “Risks” beginning on page [  ].

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$[ ]	$[____]
Sales Load	$[____]	$[____]
Estimated Offering Expenses(1)	$[____]	$[____]
Proceeds to the Fund	$[____]	$[____]

(1)
Total expenses of organization and the Common Stock offering paid by the Fund (which do not include the sales load) are estimated to be $[_____], which represents $0.0[_] per share of Common Stock issued.

The underwriters expect to deliver the Common Stock to purchasers on or about [___], 2013.

[UNDERWRITERS]

[______], 2013

The Fund expects to list its Common Stock on the [NYSE MKT] under the symbol “[___].”

Investment Manager and Sub-adviser.  Neuberger Berman Management LLC (“NB Management”) will act as the Fund’s investment manager and Neuberger Berman LLC (“NB LLC”) will act as the Fund’s sub-adviser (collectively, the investment manager and the sub-adviser are referred to as “Neuberger Berman”).  See “Management of the Fund.”

As of [______], 2012, Neuberger Berman and its affiliates had $[___] billion in assets under management and continue an asset management history that began in 1939.

Use of Leverage. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including borrowings, such as borrowings through a margin facility or credit facility, the issuance of shares of preferred stock or notes and reverse repurchase agreements.  Following the completion of the Fund’s initial public offering of Common Stock and subject to prevailing market conditions, the Fund intends to utilize leverage and reserves the right to use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently anticipates that its initial leverage would be some form of borrowing or other debt.  Under the 1940 Act, the Fund may use leverage (1)  by issuing shares of preferred stock, so long as after their issuance their liquidation preference plus the aggregate amount of senior securities representing indebtedness does not exceed 50% of the Fund’s capital, including the amounts obtained through leverage, and (2) by issuing notes, borrowing money or issuing other debt securities in amounts up to 33⅓% of the Fund’s capital, including the amounts obtained through leverage.  If the Fund obtains leverage, fees and expenses with respect to the financial leverage instruments, including fees and expense related to issuance and maintenance of the financial leverage instruments, will effectively be borne by the Common Stockholders and result in a reduction of the paid-in capital attributable to the Common Stock. The Fund also may enter into other transactions that are not subject to the leverage limitations of the 1940 Act but that may give rise to a form of leverage including, among others, certain derivative transactions, covered reverse repurchase agreements and when-issued, delayed delivery and forward commitment transactions.  By using leverage, the Fund will seek to obtain a higher return for Common Stockholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used, or used at all times, or that it will be successful during any period in which it is employed. See “Use of Leverage,” “Risks – Risk of Leverage” and “Risks – Derivatives Risk.”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Stock, and retain it for future reference. A Statement of Additional Information, dated [_____], 2013, containing additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into, which means that it is a part of this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [__] of this Prospectus, by calling [877-461-1899] or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

The Common Stock is not a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters may also purchase up to [_____] additional shares of Common Stock at the public offering price, less the sales load, within [45] days from the date of this Prospectus to cover over-allotments.

v

You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information.  If anyone provides you with different or inconsistent information you should not rely on it.  The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. The Fund’s business, financial condition, results of operation and prospects may have changed since the date of this Prospectus.

TABLE OF CONTENTS

PROSPECTUS SUMMARY
SUMMARY OF FUND EXPENSES
THE FUND
USE OF PROCEEDS
THE FUND’S INVESTMENTS
USE OF LEVERAGE
INTEREST RATE TRANSACTIONS
RISKS
MANAGEMENT OF THE FUND
PORTFOLIO TRANSACTIONS
NET ASSET VALUE
DISTRIBUTIONS
DISTRIBUTION REINVESTMENT PLAN
CLOSED-END FUND STRUCTURE
DESCRIPTION OF SHARES
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE ARTICLES OF INCORPORATION
REPURCHASE OF COMMON STOCK; TENDER OFFERS; CONVERSION TO OPEN-END FUND
TAX MATTERS
UNDERWRITING
CUSTODIAN AND TRANSFER AGENT
LEGAL OPINIONS
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Until [______], 2013 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this Prospectus and in the Statement of Additional Information. This summary does not contain all of the information that you should consider before investing in the Fund’s common stock. You should carefully read the entire Prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risks” and the Statement of Additional Information.

The Fund	Neuberger Berman MLP Income Fund Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering
The Fund is offering [_______] shares of common stock (“Common Stock”) at $[  ] per share through a group of underwriters (the “Underwriters”) led by [_________].  You must purchase at least [100] shares of Common Stock ($[  ]) in order to participate in the offering. The Fund has given the Underwriters an option to purchase up to [______] additional shares of Common Stock to cover orders in excess of [_______] shares of Common Stock.  See “Underwriting.”

Investment Objective
The Fund’s investment objective is to seek total return with an emphasis on cash distributions.  There can be no assurance that the Fund’s investment objective will be achieved.  The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental.  Any investment objective, policy or limitation that is not fundamental may be changed by the Fund’s board of directors (the “Board” or the “Board of Directors”) without stockholder approval.  See “The Fund’s Investments.”

Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (“Managed Assets”) in master limited partnerships or master limited liability companies (collectively, “MLPs”) (the “80% policy”).  For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general or limited partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including i-Shares, collective investment vehicles that primarily hold MLP interests, and debt securities of MLPs.

The Fund also may invest up to 20% of its Managed Assets in income-producing securities, such as common and preferred equity securities, private investments in public equities (“PIPEs”) or other private interests, and real estate investment trusts (“REITs”). Although it currently has no intention to do so, the Fund may also invest in securities and other instruments issued by U.S. and Canadian income and royalty trusts and other issuers.

A portion of the Fund’s investments in MLPs is expected to be in companies that operate in the midstream energy sector, though the Fund may invest in other segments of the natural resources industry (including companies engaged in “upstream” or “downstream” production activities) or in non-energy securities. Furthermore, the Fund may selectively invest in non-MLP long positions in companies involved in any aspect of the natural resources sector, including companies involved in: exploration and production, refining and marketing, coal and metals mining, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation and distribution and renewable resources.

In pursuing the Fund’s investment objective, Neuberger Berman Management LLC, the Fund’s investment manager, intends to focus on companies that it believes have the ability to create long-term investor value and those with a history of generally increasing their income distributions on an annual basis. In doing so, the investment manager expects to emphasize securities that it believes have an attractive risk/return profile and low correlation to interest rate fluctuations.

The investment manager’s investment process is driven by first-hand research supported by its team of industry research analysts, as well as one-on-one meetings with management and other first-hand due diligence. In identifying investment opportunities for the Fund, the investment manager intends to consider companies with a history of increasing dividends, a good business model with strong franchise value and industry leaders with proven records of operating earnings growth. Typical indicators of a good business model include the following:  predictable and consistent cash flows, high barriers to entry and assets that generate significant free cash flow. The investment manager will also seek to identify companies with very strong financials and management teams with strong positive biases towards equity holders.

The investment manager expects to use a straightforward sell discipline to sell securities in the Fund’s portfolio for a variety of reasons. These include selling securities of companies with deteriorating fundamentals, selling weak-performing positions to accommodate an investment opportunity that the investment manger finds more compelling and selling a security if the investment manager deems it to be overvalued.

The Fund may, for cash management purposes, during a reasonable start-up period following this offering and any offering involving Financial Leverage Instruments (as defined below), or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, in short-term money market instruments, or in debt securities. A reasonable start-up period following any offering would not be expected to exceed three months. See “The Fund’s Investments” and “Risks.”
Leverage
The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including borrowings, such as borrowings through a margin facility or credit facility, the issuance of shares of preferred stock or notes and reverse repurchase agreements (collectively referred to herein as “Financial Leverage Instruments”).  The Fund also may enter into other transactions that may give rise to a form of leverage including, among others, certain derivative transactions and when-issued, delayed delivery and forward commitment transactions (collectively referred to herein as “Other Leverage Transactions”). There is no assurance that the Fund will utilize any form or combination of Financial Leverage Instruments or enter into Other Leverage Transactions.

Subject to approval of the Board of Directors in light of market conditions and other factors, as soon as practicable after completion of this offering, the Fund intends to utilize leverage and reserves the right to leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The liquidation preference of certain preferred stock is not considered a liability or permanent equity. The use of Financial Leverage Instruments will leverage your investment in Common Stock. For purposes of this Prospectus, the Fund’s capital means the total assets of the Fund less all liabilities and indebtedness not representing senior securities.

Leverage involves special risks. There is no assurance that the Fund will utilize Financial Leverage Instruments, or utilize them at all times, or that, if used, the Fund’s leveraging strategy will be successful. The Fund cannot assure you that the use of Financial Leverage Instruments or the use of other forms of leverage will result in a higher yield on your Common Stock.

The Fund expects the fees and expenses (including any interest or distribution expenses) of any Financial Leverage Instruments used to be lower than the earnings on the additional securities that the Fund would purchase with the proceeds of the leverage. So long as the net rate of return on the Fund’s investments purchased with the proceeds of the leverage exceeds the fees and expenses payable on the Financial Leverage Instruments, such excess return will be available to pay higher distributions to holders of Common Stock (“Common Stockholders”). If not, the use of Financial Leverage Instruments could reduce the return to Common Stockholders. In the latter case, the Fund may nevertheless determine to maintain its leveraged position if it expects that the long-term benefits to the Common Stockholders of maintaining the leveraged position will outweigh the current reduced return.

Under the 1940 Act, the Fund may use leverage (1) by issuing shares of preferred stock, so long as after their issuance their liquidation preference plus the aggregate amount of senior securities representing indebtedness does not exceed 50% of the Fund’s capital, including the amounts obtained through leverage, and (2) by issuing notes, borrowing money or issuing other debt securities in amounts up to 33⅓% of the Fund’s capital, including the amounts obtained through leverage.  The guidelines of rating agencies that issue ratings on any Financial Leverage Instruments, including preferred stock or notes, may impose asset coverage or portfolio composition requirements on the Fund that are more stringent than those imposed on the Fund by the 1940 Act.  During periods in which the Fund is using leverage, the fees paid to Neuberger Berman Management LLC (“NB Management”) will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which include the proceeds from any leverage, including the issuance of preferred stock or notes, or the amount of any borrowings.  Therefore, NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders.  The Fund will pay, and the Common Stockholders will bear, any costs and expenses relating to the issuance and maintenance of any outstanding Financial Leverage Instruments, as well as any fees and expenses of redeeming or unwinding them.

The net asset value of the Common Stock will be reduced by the underwriting fees and issuance costs of any Financial Leverage Instruments.  Once Financial Leverage Instruments are used, the net asset value and market price of the Common Stock and the yield to Common Stockholders will be more volatile.

The Fund also may enter into other transactions that may give rise to a form of leverage including, among others, certain derivative transactions, covered reverse repurchase agreements and when-issued, delayed delivery and forward commitment transactions.  To the extent the Fund “covers” its obligations under these transactions, as described in this Prospectus, such transactions should not be treated as borrowings under the 1940 Act.  However, these transactions, even if covered, may give rise to a form of leverage and may create risks similar to using Financial Leverage Instruments.

See “Use of Leverage,” “Description of Shares—Preferred Stock” and “Risks—Risk of Leverage.”

Interest Rate Transactions
In connection with the Fund’s potential use of leverage or for other reasons, the Fund may seek to hedge the interest rate risks associated with the leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in equity securities.  There is no assurance that any interest rate hedging transactions, if undertaken, will be successful and such transactions may adversely affect the Fund’s achievement of its investment objective and could enhance or harm the overall performance of the Fund.  See “Use of Leverage” and “Interest Rate Transactions.”

Distributions on Common Stock
The Fund currently intends to make regular monthly cash distributions to Common Stockholders at a fixed rate per share of Common Stock, to be determined based on the projected net rate of return of the Fund’s investments, subject to adjustment from time to time (“Level-Rate Distribution Policy”). The Level-Rate Distribution Policy may require certain distributions to be treated as a return of capital.

The Fund's initial distribution is expected to be declared approximately [45] days, and paid approximately [60 to 90 days], from the completion of this offering of Common Stock, depending on market conditions and operations.

The Fund currently intends to pay distributions out of its distributable cash flow (“DCF”), which generally consists of (i) cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less (ii) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Distributions to Common Stockholders relating to in-kind dividends or distributions received by the Fund on its investments, including i-Shares, which represent an ownership interest issued by an affiliated party of an MLP, will be paid in cash or additional Common Stock.

Due to the tax treatment under current law of cash distributions in excess of income made by MLPs in which the Fund may invest, a portion of distributions the Fund anticipates making to Common Stockholders may consist of a return of capital. To the extent that distributions exceed the Fund’s earnings and profits (which take into account realized gains or losses, if any) as computed for federal income tax purposes ("E&P"), distributions are generally not treated as taxable income for the investor. Instead, the Fund’s Common Stockholders will experience a reduction in the basis of their shares, which may increase the capital gain, or reduce capital loss, realized upon the sale of such shares. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder requires the Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if the Fund’s capital was the source of a distribution and the payment amounted to a return of capital, the Fund would be required to provide a written notice to that effect. A “return of capital” represents a return on a Common Stockholder’s original investment in the Common Stock, and should not be confused with a dividend from E&P. Upon the sale of Common Stock, Common Stockholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Common Stockholder and the Common Stockholder’s federal tax basis in Common Stock sold, as adjusted to reflect return of capital. Accordingly, Common Stockholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund’s income. See “Tax Matters.”

To permit the Fund to maintain more stable monthly distributions, the Fund may include a return of capital as part of the distributions or may distribute less than the entire amount of its DCF received in a particular period. The undistributed DCF may be available to supplement future distributions. The distributions the Fund pays for any particular monthly period may be more or less than the amount of DCF received during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed DCF is included in the Common Stock’s net asset value, and, correspondingly, distributions from cash flow will reduce the Common Stock’s net asset value.

The distribution rate that the Fund pays on its Common Stock will depend on a number of factors, including fees and expenses payable on any Financial Leverage Instruments. As portfolio and market conditions change, the rate of distributions on the Common Stock and the Fund’s distribution policy could be adjusted upward or downward from time to time.

The Fund also intends to distribute at least annually any net capital gains realized during the year.

Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional shares of Common Stock under the Fund’s distribution reinvestment plan (the “DRIP”).

See “Distributions” and “Distribution Reinvestment Plan.”

Federal Tax Status
Because of its concentration in MLP investments, the Fund is not eligible to elect to be a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund will be treated as a taxable regular corporation, or so-called “C” corporation, for federal tax purposes (“‛C’ corporation”). As a result the Fund is subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing a substantial portion of its assets in MLPs -- and thus being treated as a “C” corporation, rather than as a regulated investment company, for federal tax purposes -- involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other closed-end registered investment companies. See “Tax Matters.”

Common Stockholder Tax Features
Excluding the impact of any gains or losses it realizes, the Fund expects that a portion of its distributions to Common Stockholders will likely constitute a non-taxable return of capital. If the Fund makes distributions from current or accumulated E&P, such distributions will generally be taxable to Common Stockholders as dividend income for those purposes. If such distributions exceed the Fund’s current and accumulated E&P, the excess will, for each Common Stockholder, constitute (1) first, to the extent of its basis in its Common Stock, a non-taxable return of capital, which will reduce that basis, and (2) second, to the extent such excess exceeds that basis, as capital gain. A “return of capital” represents a return of a Common Stockholder’s original investment in the Common Stock and should not be confused with a dividend (i.e., a distribution from E&P). Although the Fund expects that a significant portion of its distributions will be treated as such nontaxable return of capital and gains, no assurance can be given in this regard.

Upon the sale of its Common Stock, a Common Stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Common Stockholder and its tax basis in the Common Stock, as adjusted to reflect previous returns of capital, if any. See “Tax Matters—Federal Income Taxation of Common Stockholders — U.S. Stockholders .”

Distribution Reinvestment Plan
The Fund has adopted the DRIP for its Common Stockholders. The DRIP is an “opt out” plan. As a result, if the Fund declares a distribution, then a Common Stockholder’s cash distributions will be automatically reinvested in additional Common Stock, unless the stockholder specifically elects to receive cash. Common Stockholders who receive distributions in the form of Common Stock will be subject to the same federal, state and local tax consequences as Common Stockholders who elect to receive their distributions in cash. See “Distribution Reinvestment Plan.”

Neuberger Berman
NB Management will serve as the investment manager of the Fund. Subject to the general supervision of the Board, NB Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. NB Management will receive a fee, payable monthly, in a maximum annual amount equal to [__]% of the Fund’s average weekly Managed Assets. The liquidation preference of certain preferred stock is not considered a liability or permanent equity.

NB Management will retain Neuberger Berman LLC (“NB LLC”) to serve as the Fund’s sub-adviser (collectively, NB Management and NB LLC are referred to as “Neuberger Berman”).  NB Management (and not the Fund) will pay a portion of the fees it receives to NB LLC in return for the latter’s services. In the Prospectus, the term “Manager” refers to NB Management or NB LLC, as appropriate.

As of [_______], 2012, Neuberger Berman and its affiliates had $[___] billion in total assets under management and continue an asset management history that began in 1939.

Listing and Symbol	The Fund expects to list its Common Stock on the [NYSE MKT] under the symbol “[___].” See “Description of Shares—Common Stock.”

Custodian and Transfer Agent	[______] will serve as custodian of the Fund’s assets. [___] will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Special Risk Considerations
Newly Organized. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or history of public trading.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk. Your Common Stock at any point in time may be worth less than what you initially invested, even after taking into account the reinvestment of Fund distributions.  Your investment in Common Stock will represent an indirect investment in the securities owned by the Fund. The value of the Fund’s portfolio securities will fluctuate, sometimes rapidly and unpredictably.  The Fund currently intends to utilize leverage, which, if used, magnifies market risk.  An investment in the Common Stock is not intended to constitute a complete investment program and should not be viewed as such.  The Fund is primarily a long-term investment vehicle and should not be used for short-term trading.  See “Use of Leverage” and “Risks—Stock Market Risk.”

Investment Management Risk. The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The decisions with respect to the management of the Fund are made exclusively by the Manager, subject to the oversight of the Board. Investors have no right or power to take part in the management of the Fund. The Manager also is responsible for all of the trading and investment decisions of the Fund.

Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and that may include transactions that are directly contrary to the positions taken by the Fund. For example, a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which the Fund also invests. In such as case, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if the Manager and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible.

The Fund’s investment opportunities may be limited by affiliations of the Manager or its affiliates with MLPs. Additionally, to the extent that the Manager sources and structures private investments in MLPs, certain employees of the Manager may become aware of actions planned by MLPs, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP about which the Manager has material non-public information; however, it is the Manager’s intention to ensure that any material non-public information available to certain of the Manager’s employees not be shared with those employees responsible for the purchase and sale of publicly traded MLPs. The Manager manages other funds or accounts that have investment objectives that are similar to or overlap with the Fund. Further, the Manager may at some time in the future manage other investment funds with the same investment objective as the Fund.

NB Management, NB LLC and the Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Risks of Leveraged Structure. The Fund’s potential use of leverage will create special risks not associated with unleveraged funds having a similar investment objective and policies. These include greater volatility of the net asset value and market price of Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of the leverage, are borne entirely by the Common Stockholders, as the aggregate principal amount or the aggregate liquidation preference associated with any leverage will have a senior claim on the assets of the Fund. In addition, increases and decreases in the value of the Fund’s portfolio investments will be magnified when the Fund uses leverage.  Common Stock income may fall if the financing costs of the leverage increase and may fluctuate as those financing costs vary. The use of leverage will increase the operating cost of the Fund, which may reduce the Fund’s total return.  The costs of using leverage are borne entirely by the Common Stockholders.  The use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Financial Leverage Instruments used by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Fund may be forced to decrease its leverage to meet regulatory or rating agency requirements or may voluntarily decrease its leverage.  Certain types of borrowing may also result in the Fund’s being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants, that may affect the Fund’s ability to pay distributions on Common Stock in certain instances.

In addition to these risks, certain general risks of investing in the Fund, as described in this section, may under certain circumstances limit the Fund’s ability to pay distributions, pay interest, pay other fees and expenses or meet its asset coverage requirements on any Financial Leverage Instruments used by the Fund.

Because the fees received by NB Management are based on the Managed Assets of the Fund (including the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders. See “Risks—Risk of Leverage.”

Additionally, the issuers of the Fund’s portfolio securities may have capital structures with significant leverage.  Consequently, the leveraged capital structure of such issuers will increase their exposure to adverse factors such as rising interest rates, downturns in the economy or deterioration in the business of an issuer or its industry, and may impair such issuers’ ability to meet their debt obligations.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements, and may engage in short sales for hedging purposes or to seek to enhance its returns. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as illiquidity risk, interest rate risk, credit risk, leverage risk, and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. If the Fund is using a derivative to reduce its exposure to other risks, the failure of a counterparty may leave the Fund more exposed to those other risks. In addition, in the event of the insolvency of a counterparty to a derivative, transaction, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. The use of derivatives also may increase the amount of the Fund’s taxable income, and thus its E&P, resulting in increased taxes payable by Common Stockholders on distributions made to them. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Securities Risk. Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. In addition, the values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Although equity securities have historically generated higher average total returns than debt securities over the long-term, equity securities also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities. Because many investors purchase equity securities with borrowed money, an increase in interest rates generally brings a decline in equity prices.

MLP common units and other equity securities, including common equities, can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resources sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

The equity interests in which the Fund invests may not appreciate or may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences. As a result, the equity interests in which the

Fund invests may decline in value, which may negatively impact the Fund’s ability to achieve its investment objective.

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which the Fund invests. It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities are rated Ba1 or lower by Moody’s Investor Services, Inc., or BB+ or lower by Fitch Ratings, Inc. or Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. Government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which the Fund may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in its portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest.

Portfolio Turnover. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable to it. A high portfolio turnover may also increase the Fund’s current and accumulated E&P, resulting in a greater portion of the Fund’s distributions to the Common Stockholders being treated as a dividend. See “The Fund’s Investments—Investment Strategies and Parameters of the Fund’s Portfolio—Portfolio Turnover.”

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing presence in the Middle East and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.  Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that such assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. See “Risks—Terrorism Risks.”

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

Volatility in the credit markets may directly and adversely affect the setting of distribution rates on the Common Stock. Liquidity and volatility in the credit markets may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. Due to these factors, MLPs, MLP-related entities and energy companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, such companies in which the Fund may invest may not be able to meet their obligations as they come due. Moreover, without adequate funding, such companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.  These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell such investments, the

Fund may suffer a loss.  During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold,

settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

The regulators that have been charged with the responsibility for implementing significant parts of the Dodd-Frank Act (i.e., the SEC and the Commodity Futures Trading Commission (“CFTC”)) have been active in proposing and adopting regulations and guidance on the use of derivatives by funds governed by the 1940 Act. The CFTC recently adopted amendments to the exemption provided under CFTC Regulation 4.5, which limits the Fund's use of futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), such that the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in the money" at the time of purchase are "in the money") may not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). These CFTC changes are expected to take effect at the end of 2012. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Government Intervention in Financial Markets. The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate debt securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Changes in government policy may exacerbate the market’s difficulties. The Manager will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Competition for MLP Investment Risk.  A number of alternatives as vehicles for investment in a portfolio of MLPs and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, recent tax law changes have increased the ability of regulated investment companies and other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact its ability to make distributions.

Market Price Discount From Net Asset Value of Shares. The Fund has been structured as a closed-end management investment company because (unlike open-end mutual funds) (i) the securities of closed-end funds are not redeemable, which enables the Manager normally to invest substantially all of the Fund’s assets in pursuit of the Fund’s investment objective and (ii) closed-end funds have greater flexibility in the utilization of leverage. Nonetheless, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their shares relatively soon after completion of this offering. The Fund cannot predict the level of trading activity or whether Common Stock will trade at, above or below net asset value. The Common Stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See “Risks—Market Price Discount from Net Asset Value.”

Secondary Market for the Common Stock. The issuance of Common Stock through the Fund’s DRIP may have an adverse effect on the secondary market for the Common Stock. The increase in the number of shares outstanding of Common Stock resulting from issuances pursuant to the Fund’s DRIP and the discount to the market price at which such Common Stock may be issued, may put downward pressure on the market price for the Common Stock. Common Stock will not be issued pursuant to the DRIP at any time when Common Stock is trading at a lower price than the Fund’s net asset value per share of Common Stock. When the Common Stock is trading at a premium, the Fund may also issue Common Stock that may be sold through private transactions effected on the [NYSE MKT] or through broker-dealers. The increase in the number of shares of outstanding Common Stock resulting from these offerings may put downward pressure on the market price for shares of Common Stock.

Temporary Defensive Strategies Risk. When the Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-

yielding long-term securities. In such a case, Common Stockholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

Anti-Takeover Provisions. The Fund’s Articles of Incorporation (the “Articles”) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions include: (1) super-majority vote requirements for certain transactions, (2) limitations on derivative actions by stockholders and restrictions on the forum for litigation in actions against the Fund and (3) limitations on the ability of stockholders to own in excess of (a) 9.8% of Common Stock or any other class or series of the Fund’s capital stock that the Board may designate or (b) 9.8% of the aggregate of all Common Stock and such other classes or series of the Fund’s capital stock so designated by the Board.  If the Fund were converted to open-end status, the Fund would have to redeem any Financial Leverage Instruments issued.  The Fund has opted in to the Maryland Business Combination Act, which in general prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder. The Fund has also adopted other anti-takeover measures. Holders of Common Stock may therefore be less likely to experience the temporary increase in stock price that often accompanies an attempted take-over, merger, or open-ending. See “Anti-Takeover and Other Provisions in the Articles of Incorporation” and “Risks—Anti-Takeover Provisions.”

Investment Focus on Natural Resources Companies. Under normal circumstances, the Fund invests at least 80% of its Managed Assets in MLPs, many of which operate in the natural resources industry. The revenues, income (or losses) and valuations of natural resources companies can fluctuate suddenly and significantly due to any one or more of the following risks:

●   Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance or prospects of natural resources companies. Natural resources companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others.

● Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be directly affected by energy commodity prices, especially those MLPs, MLP-related entities and energy companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate, interstate and international transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.  To the extent that MLPs have exposure to changes in commodity prices, they may enter into hedging arrangements to protect themselves from such commodity price fluctuations. These hedging arrangements may not be successful because, among other things, they may mitigate the impact of changes in commodity prices only through their expiration, and thus do not protect against long-term price movements. Further, hedging arrangements may not eliminate risks associated with basis differential risk or commodity quality risk.

●      Regulatory Risk. Natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability a natural resources company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of natural resources companies.

Certain of the Fund’s investments may be in MLPs and similar entities the operations of which are subject to FERC rate-making policies. Certain MLPs and similar entities, in order to comply with those policies, may require the owners of its units to be (i) individuals or entities subject to federal income taxation on the income it generates or (ii) entities not subject to federal income taxation on that income, so long as all of the entity’s owners are subject to such taxation. Other existing or future MLPs or similar entities the operations of which are subject to FERC regulation may institute similar ownership requirements. Net profit and net loss from investments in MLPs and similar entities that have these ownership requirements will generally be allocated only to Common Stockholders that are subject to federal income taxation either directly or through one of the Other Investment Vehicles.

Pipeline companies are subject to regulation by FERC with respect to tariff rates these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline company could have a material adverse effect on the business, financial condition, results of operations, cash flows and prospects of that pipeline company and its ability to make cash distributions to its equity owners. For instance, FERC’s policies regarding the ability of MLPs to include an income tax allowance in a pipeline company’s cost-of-service rates to reflect both actual and potential income tax liability is subject to pending review. A ruling adverse to MLPs in general or to a particular MLP could have a material adverse effect on the business, financial condition, results of operations, cash flows and prospects of that pipeline company and its ability to make cash distributions to its equity owners.

● Operational Risk. Natural resources companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly-acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights-of-way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations.

●    Risk of Political or Economic Instability.  Many of the countries or regions of the world in which resource extraction takes place suffer from political or economic instability.  Events in these countries could lead to frustration of deals for acquisitions, destruction of production or transportation facilities, delays or other disruptions in production and/or transportation, and additional costs for operating in those countries or regions.  It is not possible to determine where or when such events may occur or their significance for any particular MLP or for the world market in any particular resource.

● U.S. Federal Budget Risk.  From year to year, the U.S. federal budget may modify certain tax incentives widely used by oil, gas and coal companies and result in the imposition of new fees on certain energy producers. Changes to such tax incentives and imposition of such fees could adversely affect MLPs in which the Fund invests and the energy sector generally.

● Competition Risk. The natural resources companies in which the Fund may invest will face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies and other diversified natural resources companies will have superior financial and other resources.  In addition, newly industrialized countries, such as China and India, now compete with the United States for access to resources, notably oil.  This could result in more difficult negotiations with producers or the governments of producer nations, higher prices and, perhaps, a lack of access to the resources.

● Acquisition Risk. The ability of natural resources companies to grow and, where applicable, to increase Distributions to their equity holders can be highly dependent on their ability to make acquisitions of natural resources businesses that result in an increase in free cash flow per unit. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise dividends will be limited. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

●     Depletion Risk. Natural resources reserves naturally deplete as they are produced over time. Many natural resources companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products [or their derivatives] on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If a natural resources company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If a natural resources company is not able to raise capital on favorable terms, it may also be unable to add to or maintain its reserves.

●    Industry Specific Risks. The Fund intends to invest in businesses that engage in oil and gas and mineral development, processing, transportation and marketing. Oil and gas drilling may involve unprofitable efforts, not only from dry holes, but from wells that are productive but do not produce sufficient net revenues to return a profit after drilling, operating and other costs. Acquiring, developing and exploring for oil and natural gas involves many risks. These risks include encountering unexpected formations or pressures, premature declines of reservoirs, blow-outs, equipment failures and other accidents in completing wells and otherwise, cratering, sour gas releases, uncontrollable flows of oil, natural gas or well fluids, adverse weather conditions, pollution, fires, spills and other environmental risks. Crude oil, natural gas, refined products and NGL transportation are subject to demand for crude oil, natural gas, refined products and NGLs in the markets served by the pipeline, and are subject to sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served and demographic and seasonal factors. Natural gas processing is subject to reduced throughput from declines in natural gas production. A prolonged depression in the price of natural gas could curtail production due to lack of drilling activity and negatively impact throughput. Further, many processing contracts include provisions in which the revenue generated by the processor is dependent upon the price of the NGLs and natural gas. Thus, declines in the prices of NGL products and natural gas prices may result in lower processing margins. Coal mining is subject to inherent risks including unexpected equipment or maintenance problems, variations in geological conditions, natural disasters, underground mine flooding, environmental hazards, industrial accidents, explosions caused by the ignition of coal dust or other explosive materials at mine sites and fires caused by the spontaneous combustion of coal. Demand for coal is subject to variability based on weather conditions, domestic and worldwide economy, the level of coal stockpiles in the customer base and the general level of prices of competing sources of fuel for electric generation. The supply of coal is also subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets the 1990 Clean Air Act standards.

● Affiliated Party Risk. Certain natural resources companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by a natural resources company’s parents or sponsors to satisfy its payments or obligations would impact the natural resources company’s revenues and cash flows and ability to make interest payments and/or distributions.

● Financing Risk. Some of the natural resources companies in which the Fund will invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with natural resources companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their financial obligations.

● Catastrophe Risk. The operations of MLPs and other natural resources companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining, exploration for or marketing of natural gas, NGLs, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage to construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other natural resources companies are fully insured against all risks inherent to their businesses, and not all MLPs and other natural resources companies carry business interruption insurance. If a significant accident or event occurs that is not fully insured, it could adversely affect an MLP’s operations and financial condition.  Any increase in governmental regulation to mitigate the risk of catastrophes, such as recent oil spills, could increase insurance premiums and other operating costs for MLPs and other natural resource companies.

● Weather Risk. Extreme weather patterns, such as Hurricane Ivan in 2004, Hurricane Katrina in 2005 and Hurricane Sandy in 2012, could result in significant and temporary interruptions in the supply of energy and power. This volatility could create temporary fluctuations in commodity prices, energy distribution patterns and earnings of natural resources companies. Moreover, extreme weather patterns, such as recent Hurricane Katrina, could adversely impact the value of the securities in which the Fund invests.

● Environmental Risk. Environmental laws, regulations and regulatory initiatives play a significant role in the natural resources industry and can have a substantial impact on investments in this industry. For example, required expenditures for environmental compliance have adversely impacted investment returns in a number of segments of the industry. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or to people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures. Moreover, failure to comply with any such requirements could have a material adverse effect on a portfolio company, and there can be no assurance that portfolio companies will at all times comply with all applicable environmental laws, regulations and permit requirements. Past practices or future operations of portfolio companies could also result in material personal injury or property damage claims.  Hydraulic fracturing, or “fracking,” is a relatively new technique for releasing and extracting natural gas trapped in underground shale formations.  The fracking industry is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may be ultimately be subject.

●    Pipelines Risk. MLPs involved in pipelines are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.  Companies that own interstate pipelines are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

● Gathering and Processing Risk. MLPs involved in gathering and processing are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

● Midstream Risk. MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

●     Exploration and Production Risk. MLPs involved in exploration, development and production are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

● Propane Risk. Propane companies and MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

● Coal Risk. Midstream Companies and MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

●     Marine Shipping Risk. MLPs involved in marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in the Fund’s portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

●    Reserve Risks. MLPs engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

●     Construction Risk.  The operations of MLPs are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs. MLPs may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

● Oil Risk.  In addition to the risk described above applicable to gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products as a result of the 2010 Deepwater Horizon oil spill and the reaction thereto. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs and the oil industry in general. Continued financial deterioration of BP plc as a result of the 2010 Deepwater Horizon oil spill may have wide-ranging and unforeseen impacts on the oil industry and the broader energy sector.

● Cyclicality Risk.  The operating results of companies in the broader energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain MLPs in which the Fund will invest.

● Refining Risk.    MLPs that operate refining assets are subject to many of the same risks as other MLPs that operate midstream assets. In addition, the fluctuations in commodity prices and the price relationship between certain commodities (for instance, the price of crude oil and the price of gasoline) will impact the financial results of MLPs that operate refining assets.

Geopolitical and Market Disruption Risk. The continuing presence of U.S. troops in Afghanistan and continued terrorist threats are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the U.S. presence in Afghanistan cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. Additionally, fuel prices and supplies are influenced significantly by international political and economic circumstances. If a fuel supply shortage were to arise from the Organization of the Petroleum Exporting Countries (“OPEC”) production curtailments, political uncertainty in Venezuela and Russia, a disruption of oil imports or other geopolitical or other causes, higher fuel prices and any subsequent price increases could adversely effect the world economies and the securities markets. These and similar events may in the future lead to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These events could also have an acute effect on an individual natural resources company or related groups of natural resources companies or could adversely affect individual issuers and securities markets, inflation and other factors relating to the Fund.

Growth Stocks. The Fund may invest in “growth” stocks. Growth stocks may have higher price-to-earnings ratios, may not pay consistent or any dividends and are typically characterized by greater volatility. As such, growth stocks involve a greater degree of risk than income or other types of stocks, particularly over the short term.

Subordination Risk. The Fund may invest in subordinated units in MLPs and other entities. Common units have priority over subordinated units to receive cash distributions and generally have priority with respect to losses on liquidation. Subordinated units generally do not receive distributions or accrue arrearages if minimum quarterly (or other) distributions are not paid. Upon liquidation of a MLP or such other entity, subordinated units are generally allocated losses before common units. Furthermore, subordinated units are generally not publicly traded like common units, so there is generally no public market unless subordinated units are converted to common units.

Risk of Investment Focus on MLPs and Similar Securities. MLPs are exposed to many of the same risks as natural resources companies, as summarized above. In addition, an investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units or similar securities have limited control and voting rights on matters affecting the entity in which they hold an interest. In addition, there are certain tax risks associated with an investment in MLP units (see below) and conflicts of interest exist between common unitholders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Furthermore, the structures and terms of the MLPs and other entities described in this Prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.

Many of the Fund’s investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities.

Certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. In this event, if the Fund is one of the largest investors in certain of these companies, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded its investments.

Risks of Investing in PIPEs. The Fund may be involved in PIPEs or private financing of public companies.  PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing.  In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing.  Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Risks of Investing in REIT Securities. The Fund may invest in securities issued by entities that qualify as “real estate investment trusts” (“REITs”) under the Code. As a result, the Fund may be subject to certain risks associated with direct investments in REITs, including:  (i) potential environmental liabilities, the risk of uninsured losses, the perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owner to provide adequate management, maintenance and insurance, the expenses of periodically renovating, repairing and reletting spaces, and increasing operating costs (including mortgage payments, real estate taxes, insurance, maintenance costs and utilities) which may not be passed through to tenants; (ii) risks of owning properties through joint ventures or partnerships which may render a REIT unable to exercise sole decision-making authority and subject the REIT to the risk that a joint venturer or partner will act in a manner contrary to the REIT’s best interests or which could render the investment a non-qualifying REIT investment; (iii) general real estate investment considerations, such as the effect of local economic and other conditions on property cash flows and values, the need to relet space upon the expiration of current leases, dependence on major tenants and the possibility of tenant defaults, the ability of a property to generate revenue sufficient to meet debt service payments and other operating expenses, periodic excessive real estate development, and the illiquidity of real estate investments, all of which may affect the REIT’s ability to make expected distributions to its stockholders; (iv) possible increases in interest rates, which may lead prospective purchasers of real estate equity securities, as well as other classes of equities, to demand higher annual yields, and which would adversely affect the market price of such securities; (v) borrowing risks, including the potential inability to refinance existing debt on favorable terms; (vi) relative illiquidity of real estate investments which will tend to limit the ability of a REIT to vary its holdings promptly in response to changes in local economic or other conditions; and (vii) risks associated with the management by REITs of properties owned by third parties, including the risk that management contracts (which are typically cancelable without notice) will be terminated by the entity controlling the property or in connection with the sale of such property, that contracts may not be renewed upon expiration or may not be renewed on terms consistent with current terms, and that the rental revenues upon which management fees are based will decline as a result of general real estate market conditions or specific market factors.

Investments in REITs are also subject to special risks, including, without limitation: (i) restrictions on ownership (which may prohibit ownership of more than 9.9% of a REIT’s shares by one investor), which are designed to ensure that the REIT does not violate certain share accumulation restrictions imposed by the Code on REITs and may also deter possible acquisitions of, or changes in control of, a REIT; (ii) many REITs have small-to-medium sized market capitalizations which may be more volatile than prices of large-capitalization securities and an investment in such securities may be less liquid; and (iii) tax risks, including the risk of changes in the federal tax law that may cause a REIT to fail to qualify for the favorable tax treatment available to REITs or cause REITs, generally, to be subject to corporate taxation, and limitations on a REIT’s ability to sell properties at a time when it is otherwise economically advantageous to do so, thereby adversely affecting returns to its stockholders. Failure of a potential REIT in any taxable year to qualify for REIT tax treatment will render such entity subject to tax on its taxable income at regular corporate rates and distributions to stockholders in any non-qualifying year(s) will not be deductible by such entity. The requirements for qualification as a REIT are extremely complex, and a REIT’s compliance with these requirements will depend upon factors outside the control of the Fund.

Those requirements include requirements regarding the composition of an entity’s assets, a requirement that at least 95% of its gross income in any taxable year be derived from qualifying sources, and a requirement that it make distributions to stockholders aggregating annually at least 90% of its net taxable income, excluding capital gains. Thus, there can be no assurance that any potential REIT in which the Fund invests will in fact qualify for taxation as a REIT. In seeking to comply with the requirements for taxation as a REIT and minimize any potential taxes payable by it, a REIT may be required to limit or alter its activities, including by foregoing or delaying certain opportunities (including potential dispositions) that might otherwise be attractive on a pre-tax basis. Furthermore, future legislation, new regulations, administrative interpretations or court decisions may significantly change the federal tax law or the application thereof with respect to qualification as a REIT. Any such change could adversely affect the ability of any potential REIT in which the Fund invests to qualify as a REIT or the federal income tax consequences of such qualification.

Investments in Small and Developing Companies Risk. The Fund’s investments in small and developing companies involve a number of significant risks, including the following:

● These companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of their assets;

● There is generally less public information readily available about these companies, including investment research, industry reports and news analysis, and the Fund’s investigation of such investment opportunities may require significantly higher cost, longer time frame and more extensive management commitment compared to investments in companies with a greater degree of visibility in the public markets;

● These companies typically have shorter operating histories and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

● These companies may not be widely followed by the investment community, which may result in reduced demand;

● These companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on the Fund;

● These companies may have less predictable operating results, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Liquidity Risk.  Securities with limited trading volumes may display volatile or erratic price movements. Therefore, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund’s ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund’s investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. If the Fund were forced to sell certain of its assets in the current market, there can be no assurance that the Fund would be able to sell them for the prices at which the Fund had recorded them and the Fund would be forced to sell them at significantly lower prices.

Restricted Securities Risk.  The Fund also invests in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where the Fund has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it.

Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the Fund. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in its inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible. Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. Limitations on the resale of these securities, however, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Investing in Rule 144A securities could have the effect of increasing the level of its illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

The Fund’s investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act unless and until the company becomes a public company. Accordingly, in addition to the risks described above, its ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Investment Concentration. As a non-diversified fund, the Fund may concentrate its investments in a limited number of companies. As a consequence of this concentration, the aggregate returns the Fund realizes may be adversely affected if a small number of investments perform poorly. To the extent that the Fund takes large positions in the securities of a small number of portfolio companies, the Fund’s returns may fluctuate as a result of any single economic, political or regulatory occurrence affecting, or in the market’s assessment of, such portfolio companies to a greater extent than that of a diversified investment company. These factors could negatively impact the Fund’s ability to achieve its investment objective.

In addition, the Fund’s investments will be concentrated in the natural resources industry. The focus of the Fund’s portfolio on a specific industry may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the natural resources industry will lag the performance of other industries or the broader market as a whole.

Lack of Information for Investments in Non-Traded Companies. Part of the Fund’s investment strategy involves investments in private companies for which no market exists. Little public information exists about many of these companies, and the Fund will be required to rely on its diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. This could subject the Fund to greater risk than investments in publicly traded companies and negatively affect the Fund’s investment returns.  In addition, the securities of private companies are generally illiquid.

Valuation Risk. Market prices may not be readily available for certain restricted or unregistered securities of public or private companies held by the Fund.  The value of such investments will ordinarily be determined based on fair valuations determined by the Manager pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Manager than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. In addition, the Fund will rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining the Fund’s net asset value.  From time to time, the Fund may modify its estimates and/or assumptions as new information becomes available.  To the extent the Fund modifies its estimates and/or assumptions, it will likely affect the net asset value of the Fund.

Interest Rate Risk. Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates.

MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise and expectations of future operating results. However, MLP yields are also susceptible to fluctuations in interest rates and, like treasury bonds, the prices of MLP securities can increase when interest rates fall and decline when interest rates rise. Because the Fund will invest in MLP equity securities, the investment in such securities means that the Fund’s net asset value may decline if interest rates rise.  Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. Further, as MLPs can be considered as an investment with a significant component of the return coming from its yield, interest rate increases will have the effect of reducing the value of an MLP as investors seek higher yields as an alternative to other fixed-income investments.  This could be occurring at the same time the Fund might be experiencing an increase in its cost of leverage, which would further reduce the earnings available for distribution.  Interest rates are at or near historic lows, and as a result they are likely to rise over time.

Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Alternative Sources of Capital Available to Natural Resources Companies. As a result of the current high prices for oil and natural gas relative to historical levels, natural resources companies are generally experiencing strong financial results and increased cash flows. Therefore, they currently may have less financial need to raise capital than in a lower commodity price environment. As a result, high commodity prices may have the effect of reducing the number of companies seeking MLP investments.

Foreign Securities and Emerging Markets Risk.  Because the Fund invests in foreign (non-U.S.) securities, it may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special federal income tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Currency Risk. If the Fund invests directly in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

Investment Company Act Risks. The success of MLPs and similar entities depends in part on their being operated to fall within an applicable exemption from the 1940 Act. The Manager and the Fund will have no ability to control or monitor the ongoing compliance of the MLPs and other entities in which it invests with applicable exemptions under the 1940 Act. The failure of an MLP or similar entity in which the Fund invests to satisfy any such applicable exemption on an ongoing basis would likely have an adverse affect on the performance of that investment. Changes in the laws and regulations providing such exemptions may also adversely affect the availability of such exemptions to MLPs and similar entities, which would have an adverse affect on the performance of the Fund’s investments.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by its operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Income and Royalty Trust Risks. Income and royalty trusts are exposed to many of the same risks as other natural resources companies, as summarized above. In addition, the value of the equity securities of the income and royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those income and royalty trusts, the condition of equity markets generally, commodity prices and other factors. Distributions on income and royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the trusts, but there can be no assurance that those trusts will pay distributions on their securities. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the income or royalty trust and general economic conditions.

Many of the income and royalty trusts in which the Fund may invest may have limited operating histories. The value of income and royalty trust securities in which the Fund invests will be influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (that will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the natural resources industry and operational risks relating to the natural resources industry.

Canadian limited liability protection laws with regard to Ontario, Alberta and Quebec Canadian income and royalty trusts are generally determined by the domicile of the trust. Certain Canadian provinces have passed legislation limiting the liability of investors in Canadian trusts while other provinces have not passed this legislation. This legislation should better assure the limited liability of investors, however, the legislation does not address potential liabilities arising prior to the date of the implementation of this legislation. In addition, this legislation has not yet been judicially considered and it is possible that reliance on this legislation by an investor could be successfully challenged on jurisdictional or other grounds. It is also unclear whether investors investing in trusts domiciled in Canadian provinces that have not passed this legislation may be held liable for any default, liability or obligation of the trust over and above the net underlying assets of the trust. While the likelihood of an investor in a trust domiciled in any Canadian province being held liable beyond their original investment is remote, there can be no assurance that the Fund will have limited liability with respect to its investments in Canadian trusts.

Tax Risks. In addition to other risk considerations, an investment in the Fund’s shares will involve certain tax risks, including the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the federal, state, local and foreign tax consequences of the purchase and ownership of the Fund’s shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect them.

MLP Tax Risk. The benefit the Fund will derive from its investment in

MLPs is largely dependent on the MLPs’ being treated as partnerships for federal tax purposes, because an MLP that is so treated has no federal income tax liability at the entity level. If, as a result of a change in the current law, a change in business profile, or a failure to satisfy the requirements of current law for any reason, an MLP were treated as a corporation for those purposes, it would be subject to federal income tax on its taxable income at graduated tax rates (currently a maximum rate of 35%), with the result that the amount of cash available for distribution by it would be reduced, distributions the Fund received from it would be taxed as dividend income, return of capital, or capital gain, and the value of the Fund’s investment in the MLP would be adversely affected. Therefore, treatment of MLPs in which the Fund invests as corporations for federal tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Common Stock.

As a limited partner or non-managing member in the MLPs in which it invests, the Fund will be required to include in its taxable income its pro rata share of the MLPs’ income, gain, loss, deduction and credit (collectively, “Partnership Items”), regardless of whether the MLPs distribute any cash to the Fund. Historically, a significant portion of MLPs’ income has been offset by tax deductions. The percentage of an MLP’s income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current taxable income to the Fund and, consequently, to the Common Stockholders.

The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits or the Fund’s net operating loss carryovers, if any. The portion, if any, of a distribution the Fund receives from an MLP that does not exceed the Fund’s adjusted tax basis in the MLP’s securities (its cost of those securities adjusted annually to reflect the Fund’s share of the MLP’s Partnership Items) generally will be treated as a return of capital. However, return of capital distributions will reduce the Fund’s adjusted tax basis in the MLP’s securities, which will increase the amount of gain (or decrease the amount of loss) that the Fund will recognize for tax purposes on the sale of the securities or subsequent distributions on the securities.

The final portion of the distributions received by the Fund that are considered returns of capital will not be known until the Fund receives a schedule K-1 with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from its actual income tax liability, and therefore the determination of that liability may have a material impact on its net asset value. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to Stockholders.

C Corporation Structure Tax Risks. The Fund is treated as a “C” corporation for federal tax purposes. Because of its concentration in MLP investments, the Fund is not eligible to elect to be a regulated investment company under the Code. Accordingly, unlike such a company (which has no entity level federal income tax liability if it distributes all of its taxable income to its shareholders), the Fund generally is subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes.

Deferred Tax Risk. Because the Fund is treated as a “C” corporation, it will incur tax expenses. In calculating its net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective maximum statutory federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. On the Fund’s sale of a portfolio security, it may recognize gains for federal, state and local income tax purposes, which will result in income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing its net asset value per share, which would result in an immediate reduction of that value, which could be material.

The Fund will accrue a deferred tax asset balance, which will increase its net asset value, that reflects an estimate of its future tax benefit associated with net operating losses and unrealized losses. A deferred tax asset balance may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, it will, in connection with the calculation of its net asset value per share assess whether a valuation allowance, which would offset some or all of the value of its deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of its deferred tax asset. However, to the extent the final valuation allowance differs from the estimates the Fund used in calculating its net asset value, the application of such final valuation allowance could have a material impact on that value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such liability or balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of their distributions, which may not be provided to the Fund on a timely basis, to estimate its deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates are made in good faith; however, the estimates used to calculate the Fund’s net asset value could vary dramatically from its actual tax liability, and, as a result, the determination of its actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Tax Law Changes Risk. Future changes in tax laws or regulations or interpretations of those laws or regulations could adversely affect the Fund or the MLPs in which it will invest. Any such changes could negatively impact the Common Stockholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Common Stockholders. Federal legislation has reduced the maximum federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced maximum rate of tax on dividends is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2012, and the 15% maximum federal income tax rate for long-term capital gains is scheduled to revert to 20% for those taxable years. See “Tax Matters.”

Non-U.S. Tax Risks. Recently enacted amendments to the Income Tax Act (Canada) impose a distribution tax on certain publicly traded income and royalty trusts and partnerships (called “Specified Investment Flow Through Trusts or Partnerships” or “SIFTs”). Generally, these rules (the “SIFT rules”) subject SIFTs to trust level taxation at roughly the rate applicable to public corporations that will, if applicable, reduce the amount of cash available for distributions to their unitholders. These rules also treat the taxable distributions received by investors from any SIFT as taxable dividends from a taxable Canadian corporation, and any non-resident unitholders will be taxed on such distributions at the non-resident withholding tax rate for dividends. If the Fund invests in an entity that is subject to the SIFT rules, the after-tax return on such investment may be lower than originally anticipated by the Fund.

SUMMARY OF FUND EXPENSES

The table below and the expenses shown assume that the Fund utilizes leverage through the use of Financial Leverage Instruments in an amount equal to approximately [__%] of the Fund’s total assets (after their issuance), and show Fund expenses as a percentage of net assets attributable to Common Stock, since the Fund reserves the right to use leverage to the extent permitted by the 1940 Act. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Stock, but assumes that no leverage is utilized by the Fund (such as will be the case prior to the Fund’s currently expected use of Financial Leverage Instruments).

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	[ ]%
Expenses Borne by the Fund (1)	[___]%
Distribution Reinvestment Plan Fees (2)	None

Percentage of Net Assets Attributable to Common Stock (assumes Financial Leverage Instruments are used)(3)
Annual Expenses
Management Fees	[___]%
Interest Payments on Borrowed Funds	[___]%
Current Income Tax Expenses (4)	--
Deferred Income Tax Expenses (4)	--
Other Expenses	[___]%
Total Annual Expenses	[___]%

(1) If the Fund uses Financial Leverage Instruments, costs associated with the use of those Financial Leverage Instruments, estimated to be approximately [___]% of the total amount of the Financial Leverage Instruments, will be borne immediately by Common Stockholders and will result in the reduction of the net asset value of the Common Stock. Assuming the use of Financial Leverage Instruments in an amount equal to [__%] of the Fund’s total assets (after their issuance) these offering costs are estimated to be approximately $[_______] or $0.[__] per share of Common Stock (0.[__]% of the Common Stock offering price).

(2) You will pay brokerage charges if you direct the Plan Agent to sell your Common Stock held in a distribution reinvestment account. See “Distribution Reinvestment Plan.”

(3) The table presented in this footnote estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Stock but, unlike the table above, assumes that the Fund does not utilize any form of leverage, as would be the case, for instance, prior to the Fund’s currently expected use of Financial Leverage Instruments. In accordance with these assumptions, the Fund’s expenses would be estimated as follows:

Percentage of Net Assets Attributable to Common Stock (assumes no Financial Leverage Instruments are used)
Annual Expenses
Management Fees	[___]%
Interest Payments on Borrowed Funds	None
Current Income Tax Expenses (4)	--
Deferred Income Tax Expenses (4)	--
Other Expenses	[___]%
Total Annual Expenses	[___]%

(4) The Fund is classified for federal tax purposes as a taxable regular corporation or so-called “Subchapter C” corporation.  As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected in its net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments, and such expenses/(benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year.  The Fund has not commenced operations and thus does not have sufficient operating history to accurately estimate anticipated current and deferred tax expenses.

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations unless otherwise indicated and assume that the Fund issues approximately [___] million shares of Common Stock. If the Fund issues fewer shares of Common Stock, all other things being equal, these expenses would increase. See “Management of the Fund” and “Distribution Reinvestment Plan.”

Example:

As required by SEC regulations, the following example illustrates the expenses (including the sales load of $[  ], estimated expenses of this offering of $[_] and the estimated costs associated with the use of Financial Leverage Instruments of $[_] assuming Financial Leverage Instruments are used representing [__%] of the Fund’s total assets (after issuance)) that you would pay on a $1,000 investment in Common Stock, assuming (1) Total Annual Expenses of [___]% of net assets attributable to Common Stock and (2) a 5% annual return: (1)

Cumulative Expenses Paid for a Period of:
	1 Year(2)	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods	$[__]	$[__]	$[__]	$[__]

(1)
The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value.  The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.

(2)	For purposes of this table, year 1 is assumed to be from commencement of operations through [________], 2013.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation on November [    ], 2012, pursuant to Articles of Incorporation governed by the laws of the State of Maryland. As a newly organized entity, the Fund has no operating history or history of public trading. Its principal office is located at 605 Third Avenue, Second Floor, New York, New York 10158-0180, and its telephone number is 877-461-1899.

USE OF PROCEEDS

The net proceeds of the offering of Common Stock will be approximately $[____] ($[____] if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. The Fund will pay all of its organizational expenses and Common Stock offering costs (other than the sales load).  The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering.  Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high-quality, short-term money market instruments, including shares of money market funds.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to seek total return with an emphasis on cash distributions.  The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental.  Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund without stockholder approval.

Investment Strategies and Parameters of the Fund’s Portfolio

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in MLPs (the “80% policy”).  For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general or limited partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including i-Shares, collective investment vehicles that primarily hold MLP interests, and debt securities of MLPs.

The Fund also may invest up to 20% of its Managed Assets in income-producing securities, such as common and preferred equity securities, private investments in PIPEs or in other private interests, and REITs.  Although it currently has no intention to do so, the Fund may also invest in securities and other instruments issued by U.S. and Canadian income and royalty trusts and other issuers.

A portion of the Fund’s investments in MLPs is expected to be in companies that operate in the midstream energy sector, though the Fund may invest in other segments of the natural resources industry (including companies engaged in “upstream” or “downstream” production activities) or in non-energy securities. Furthermore, the Fund may selectively invest in non-MLP long positions in companies involved in any aspect of the natural resources sector, including but not limited to companies involved in: exploration and production, refining and marketing, coal and metals mining, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation and distribution and renewable resources.

In pursuing the investment objective of the Fund, the Manager intends to focus on companies that it believes have the ability to create long-term investor value and those with a history of generally increasing their income distributions on an annual basis. In doing so, the Manager expects to emphasize securities that it believes have an attractive risk/return profile and low correlation to interest rate fluctuations.

The Manager’s investment process is driven by first-hand research supported by its team of industry research analysts, as well as one-on-one meetings with management and other first-hand due diligence. In identifying investment opportunities for the Fund, the Manager intends to consider companies with a history of increasing dividends, a good business model with strong franchise value and industry leaders with proven records of operating earnings growth. Typical indicators of a good business model include the following:  predictable and consistent cash flows, high barriers to entry and assets that generate significant free cash flow.  The Manager will also seek to identify companies with very strong financials and management teams with strong positive biases towards equity holders.

The Manager expects to use a straightforward sell discipline to sell securities in the Fund’s portfolio for a variety of reasons. These include selling securities of companies with deteriorating fundamentals, selling weak-performing positions to accommodate an investment opportunity that the Manager finds more compelling and selling a security if the Manager deems it to be overvalued.

Because of its concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code. Accordingly, the Fund will be treated as a taxable regular corporation, or so-called “C” corporation, for federal tax purposes. As a result the Fund will be subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing a substantial portion of its Managed Assets in MLPs  -- and thus being treated as a “C” corporation, rather than as a regulated investment company, for federal income tax purposes -- involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other closed-end registered investment companies.  This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its Common Stockholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its Common Stockholders.

Overview of MLPs

The Fund will invest in securities of MLPs.  MLPs are designed to promote the efficient management of various natural resources and energy assets held by their owners. The Lead Portfolio Manager (defined below) has over a decade of experience investing in such entities. Organizers of MLPs can be public and private companies, investment funds, limited partnerships or limited liability companies, as well as other legal entities. MLPs generally function as tax “flow-through” structures that do not incur entity-level federal income tax. This contrasts with most corporations, which are generally subject to a “two-tiered” system of taxation (whereby taxes are levied once upon income earned by a corporation and again on dividends paid by the corporation to investors). The result is that distributions to investors (such as the Fund) who acquire public securities of such MLPs should not be subject to a layer of entity-level tax.

Under current tax law, an MLP that would not be eligible to qualify as a regulated investment company if it was a corporation and generates at least 90% of “qualifying income” (as defined in Section 7704(d) of the Code)—meaning income derived from a range of natural resources operations, including the exploration, development, mining, production, refining, transportation, or marketing of any non-renewable mineral or natural resource and certain other specified activities—will not be taxed as a corporation for federal tax purposes. Because each investor is taxed individually on its allocable share of an MLP’s income, MLPs generally aim to distribute a high percentage of their current operating cash flow.

As further described elsewhere in the Prospectus in the case of the Fund’s disposition of an interest in an MLP that it has held for more than one year, gain it realizes on the disposition will generally be taxed as long-term capital gain.  A portion of this gain, which will likely be substantial, however, will be separately computed and will be taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to any “unrealized receivables” and “inventory items” (“Section 751 Assets”), including any depreciation or depletion recapture.  There can be no assurance as to the types of income that the Fund will recognize with respect to its underlying investments.  In addition, the Fund might not hold investments for more than one year, and a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Generally, the “midstream” energy sector of the natural resources industry includes activities relating to the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure. Other segments of the natural resources industry include the operations of “upstream” companies, which are engaged in a variety of activities relating to the development and extraction of energy resources, including natural gas and natural gas liquids, crude oil and coal from onshore and offshore geological reservoirs, and “downstream” companies, which are engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as customer-ready natural gas, propane and gasoline, and the generation, transmission and distribution of power and electricity.

Ownership Structure of MLPs

MLPs structured as limited partnerships have two classes of owners: a general partner and one or more limited partners.  Both classes of owners are governed by the terms of a limited partnership agreement establishing their respective rights with regard to the income and liabilities of the MLP.  The Fund may invest in general partner or limited partner interests of MLPs, but will generally only invest in general partner interests of MLPs to the extent that such interests are publicly traded.  The general partner typically manages the day-to-day affairs of the MLP and controls its operations, while the limited partners do not participate in the daily management of the MLP and receive passive ownership interests in the form of common units. The general partner often holds a 2% ownership stake in the MLP and will be eligible to receive incentive distributions that increase based on specified profit targets attained by the MLP. Likewise, limited partners receive periodic distributions (usually quarterly) on a pre-tax basis until the unitholder sells its ownership interest in the MLP. Common units and general partner interests also generally accrue arrearage rights to the extent certain distribution payment schedules are not met, but the subordinated units generally do not accrue such arrearages.

MLPs structured as limited liability companies also issue common and subordinated units. However, rights afforded to interest holders in a limited liability company (called “members”) vary from those granted under the limited partnership ownership structure, in that limited liability company members typically have broader voting rights than limited partners in a limited partnership.  Limited liability company common units represent an equity ownership interest in an MLP, entitling the holders to a share of the MLP’s assets through distributions and/or capital appreciation. Limited liability company MLPs generally have only one class of equity, but in cases where there are subordinated classes, common unitholders generally have preferential distribution rights relative to rights held by subordinated unitholders, as well as arrearage rights if certain distribution payment schedules are not met. In the event of liquidation, limited liability company common unitholders have a right to the MLP’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full.  Limited liability company common units may trade on a national securities exchange or over-the-counter.  In contrast to limited partnerships, limited liability companies have no general or limited partner and often there are no incentive distribution rights, like those that most limited partnerships have, which entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, limited liability company common unitholders typically have voting rights with respect to the limited liability company, whereas limited partnership common unitholders generally have limited voting rights.

The summary below describes some of the various kinds of MLP securities that the Fund might acquire (please note that actual securities acquired by the Fund may not be reflected below or might vary from those discussed herein):

Equity Securities of MLPs Structured as Limited Partnerships

●
MLP Common Units. As stated above, MLP common units represent a limited partnership interest in the MLP.  Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing open-market conditions (including changes in interest rates) and the success of the MLP. The Fund intends to purchase common units in market transactions as well as directly from MLPs or other parties in private placements.

MLPs also may issue new classes of units, such as class B units, that contain distinct structural modifications. For example, a new class of equity could be used to issue securities that do not receive a distribution for some specified period before converting into standard common units.

●
MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors such as the Fund.

MLP subordinated units in which the Fund may invest generally convert to common units at a one-to-one ratio at a specified date or upon a specified event. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the amount of the equity purchased relative to daily trading volumes, and other factors.

●
MLP Preferred Units. MLP preferred units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

●
i-Units or i-Shares. i-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of i-Shares to purchase limited partnership interests in the MLP in the form of i-Units. i-Units have similar features to MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-Units in an amount equal to the cash distributions received by holders of MLP common units. Similarly, holders of i-Shares will receive additional i-Shares, in the same proportion as the MLP affiliate’s receipt of i-Units, rather than cash distributions. i-Shares themselves have limited voting rights which are typically similar to those applicable to MLP common units. The MLP affiliate issuing the i-Shares is structured as a corporation for federal tax purposes.

●
General Partner Interests. General partner interests in MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and private investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are typically not publicly traded, although they may be owned by publicly traded entities. The Fund will generally only invest in such general partner interests to the extent that they are publicly traded or made available indirectly through publicly traded general partner holding companies (see “Equity Securities of General Partner Holding Companies” below). General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unitholders increase to certain prescribed levels. General partner interests generally cannot be converted into common units. The general partner interests can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Equity Securities of MLPs Structured as Limited Liability Companies

As discussed above, MLP common units represent an equity ownership interest in an MLP, entitling the holder to a share of the MLP’s success through distributions and/or capital appreciation. MLP subordinated units are a separate class of limited liability company interests, and the rights of holders of subordinated units to participate in distributions to unitholders differ from, and are subordinated to, the rights of the holders of common units. Unlike common units, subordinated units generally are not publicly traded.

Equity Securities of General Partner Holding Companies

General partner holding companies own partnership interests, including the general partner interest, in publicly traded MLPs. These companies generally do not own separate operating assets directly, and therefore rely on the distributions on the MLP interests they own as their primary means of cash flow. Publicly traded general partner holding companies are structured as corporations, limited partnerships and limited liability companies. As such, the Fund’s investments in general partner holding companies may be in the form of common stock or common units. General partner holding companies generally do not have incentive distribution rights or subordinated units.

PIPEs and other Private Securities Issued by MLPs and Similar Entities

The Manager may also elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. The Manager expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods.

PIPEs involve the direct placement of equity securities to a purchaser such as the Fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. The following highlights some of the reasons MLPs choose to issue equity through private placements:

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Effective acquisition funding vehicle. MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities. PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk. This avoids equity overhang issues (discussed below) and can ease rating agency concerns over interim excessive leverage associated with an acquisition.

●
Eliminates or reduces equity overhang issues. Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term. An example of this is when an MLP closes a sizeable acquisition funded under its credit facility or with another form of debt financing. In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls. Issuing units through a PIPE in conjunction with the acquisition eliminates this equity overhang.

●
Broadens investor base. Public equity offerings for MLPs are typically allocated primarily to retail investors. Private placements allow issuers to access new pools of equity capital. In addition, institutional investors, such as the Fund, that participate in PIPEs are potential investors for future equity financings.

●
Greater structural flexibility. Certain acquisitions and organic development projects require a more structured form of equity. For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period. The public equity market is generally not an efficient venue to raise this type of specialized equity. Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs are believed by the Manager to be likely to remain an important funding component in the MLP sector.

●
Avoided cost and uncertainty of public equity issuance. Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering. The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer. The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.

●	More expedient process with limited marketing requirements. Unlike public equity offerings, private placements are typically more time efficient for management teams, with negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.

●
Monetizations. Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units. As these units are not registered, monetization alternatives are limited. PIPEs provide liquidity in these situations.

Many MLPs rely on the private placement market as a source of equity capital. Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.

Collective Investment Vehicles That Primarily Hold MLP Interests

The Fund may invest in securities of collective investment vehicles, such as other closed-end or open-end investment companies, including exchange-traded funds, that primarily hold MLP interests.  The Fund may invest in these collective investment vehicles to the extent permitted by the 1940 Act. The Fund may invest in such collective investment vehicles during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive MLP securities available in the market, or when the Manager believes share prices of such collective investment vehicles offer attractive values. The Fund may invest in collective investment vehicles that are advised by the Manager or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in a collective investment vehicle, the Fund will bear its ratable share of that collective investment vehicle’s expenses, and would remain subject to payment of any management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in such collective investment vehicles. The Manager will take expenses into account when evaluating the investment merits of an investment in a collective investment vehicle relative to available investments. In addition, the securities of such collective investment vehicles may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks—Risk of Leverage,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in collective investment vehicles, the Fund will be dependent upon the investment and research abilities of persons other than the Manager.

REITs

In addition to investing in public securities of other non-MLP companies, the Manager may invest in REITs. REITs may generally be described as pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally not taxed on income and gains that they distribute to shareholders but are legislatively required to distribute at least 90% of their ordinary income in order to avoid corporate level taxation. A REIT may be subject to various taxes if it (i) fails to distribute income, (ii) ceases to meet certain other requirements or (iii) engages in certain “prohibited transactions.”  REITs may be generally classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs generally combine the characteristics of both equity and mortgage REITs.

The investment program described above is speculative and entails substantial risks, and the Fund’s risk management methods may not accurately predict future risk exposures. There can be no assurance that the investment objective of the Fund will be achieved. (See “Certain Risk Factors and Potential Conflicts of Interest.”)

Portfolio Turnover

The Fund’s annual portfolio turnover rate may vary greatly from year to year. It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when considered appropriate by the Manager, which may cause the Fund to have a high portfolio turnover rate. This may result in increased transaction costs and realized capital gains.  There are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund, which could detract from the Fund’s performance. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable to it. A high portfolio turnover may also increase the Fund’s current and accumulated E&P, resulting in a greater portion of its distributions to the Common Stockholders being treated as a dividend. See “Tax Matters.”

Fundamental Investment Policies

The Fund has adopted certain fundamental investment policies designed to limit investment risk. These fundamental limitations may not be changed without the approval of the holders of a majority of the outstanding Common Stock and, if issued, preferred stock voting as a single class, as well as by the vote of a majority of the outstanding preferred stock tabulated separately. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. See “Investment Objective, Policies and Limitations” and “Investment Strategies, Techniques and Risks” in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See “Description of Shares—Preferred Stock—Voting Rights” and the Statement of Additional Information under “Description of Shares—Preferred Stock—Voting Rights” for additional information with respect to the voting rights of holders of preferred stock.

The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a rating agency in connection with the Fund’s potential utilization of leverage. The Fund does not anticipate that such guidelines would have a material adverse effect on the Common Stockholders or the Fund’s ability to achieve its investment objective.

USE OF LEVERAGE

Subject to market conditions and other factors, as soon as practicable after the completion of the offering of the Common Stock, the Fund intends to utilize leverage.  The Fund reserves the right to use leverage to the extent permitted by the 1940 Act, and may utilize more than one type of Financial Leverage Instruments. The Fund currently anticipates that its initial leverage would be some form of borrowing or other debt.  The Financial Leverage Instruments will have complete priority upon distribution of assets over the Common Stock.  The issuance of Financial Leverage Instruments will leverage the Common Stock. Leverage involves special risks, and there is no assurance that the Fund’s leveraging strategies will be successful.  The timing and other terms of an offering of Financial Leverage Instruments will be determined by the Fund’s Board of Directors.  If the Fund uses Financial Leverage Instruments, costs of that offering will effectively be borne by Common Stockholders and result in a reduction of the paid-in capital attributable to the Common Stock.  See “Summary of Fund Expenses” above. The Fund expects to invest the net proceeds of any Financial Leverage Instruments used in accordance with the investment program described in this Prospectus.

The Fund expects that fees and expenses (including any interest or distribution expenses) of any Financial Leverage Instruments used to be lower than the earnings on the additional securities that the Fund would purchase with the proceeds of the leverage. So long as the net rate of return on the Fund’s investments purchased with the proceeds of the leverage exceeds the fees and expenses payable on the Financial Leverage Instruments, the leverage will allow Common Stockholders to receive a higher current rate of return than if the Fund were not leveraged. If not, however, the use of Financial Leverage Instruments could reduce the distribution yields and returns to Common Stockholders. In the latter case, the Fund may nevertheless determine to maintain its leveraged position if it expects that the long-term benefits to the Common Stockholders of maintaining the leveraged position will outweigh the current reduced return.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the leverage) will be borne entirely by the Common Stockholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share of Common Stock to a greater extent than if the Fund were not leveraged.  During periods in which the Fund is using leverage, the fees paid to NB Management will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which include the proceeds from the use of Financial Leverage Instruments.  Therefore, NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders.  The Fund will pay, and the Common Stockholders will bear, any costs and expenses relating to the issuance and maintenance of any Financial Leverage Instruments.

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s capital is at least 200% of the liquidation value of the outstanding preferred stock plus the aggregate amount of any senior securities of the Fund representing indebtedness ( i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s capital satisfies the above-referenced 200% coverage requirement. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem preferred stock from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has preferred stock outstanding, two of the Fund’s Directors will be designated for election by the preferred stockholders, voting separately as a class. The remaining Directors of the Fund will be elected by Common Stockholders and preferred stockholders voting together as a single class. In the event the Fund failed to pay distributions on preferred stock for two consecutive years, preferred stockholders would be entitled to elect a majority of the Directors of the Fund. For purposes of this Prospectus, the Fund’s “capital” means the total assets of the Fund less all liabilities and indebtedness not representing preferred stock or other senior securities. The liquidation preference of certain preferred stock is not a liability or permanent equity.

Under the 1940 Act, the Fund generally is not permitted to issue notes, borrow money or issue other debt securities, unless immediately after such issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by the notes, borrowing or other debt securities is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Stock unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by notes, borrowings or other debt securities is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund issues notes, borrows money or issues other debt securities, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding notes, borrowings or other debt securities to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

If the Fund uses Financial Leverage Instruments and one or more rating agencies issue ratings for the Financial Leverage Instruments, the Fund may be subject to certain restrictions imposed by guidelines of those agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, to the extent that the Fund believes that the covenants and guidelines required by these agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain a rating on Financial Leverage Instruments, the Fund may not use Financial Leverage Instruments.

If the Fund borrows money, it may be subject to certain restrictions imposed by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions would impede the Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

During the time in which the Fund is utilizing leverage, the amount of the fees paid to NB Management for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets. Because fees and expenses of Financial Leverage Instruments would be paid by the Fund at a specified rate, only Common Stockholders would bear the Fund’s fees and expenses.

Unless and until the Fund utilizes leverage, the Common Stock will not be leveraged and this section will not apply.

Effects of Leverage

Assuming (1) that the proceeds from leverage will represent in the aggregate approximately [__%] of the Fund’s total assets after the issuance of such leverage, and (2) the Fund will pay fees and expenses (including distributions or interest payments) with respect to such leverage at an annual average rate of [__]%, then the incremental income generated by the Fund’s portfolio (net of estimated expenses, including expenses related to the leverage) must exceed approximately [___]% to cover such fees and expenses specifically related to the leverage. Of course, these numbers are merely estimates, used for illustration since the Fund reserves the right to use leverage to the extent permitted by the 1940 Act. Actual fees and expenses of leverage may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Stock total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of leverage representing approximately [__%] of the Fund’s total assets after such issuance, and the Fund’s currently projected rate of fees and expenses (including distributions or interest payments) with respect to such leverage at an annual average rate of [__]%.  See “Risks.”  The table does not reflect any offering costs of Common Stock or Financial Leverage Instruments.

Assumed Portfolio Total Return	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Stock Total Return	([___]%)	([___]%)	([___]%)	[___]%	[___]%

Common Stock total return is composed of two elements—the Common Stock distributions paid by the Fund and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.

Other Forms of Leverage

In addition to the use of Financial Leverage Instruments, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include, among others, certain derivative transactions, covered reverse repurchase agreements and when-issued, delayed delivery and forward commitment transactions.  To the extent the Fund “covers” its obligations under these transactions (i.e., the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations), such transactions should not be treated as borrowings under the 1940 Act.  However, these transactions, even if covered, may give rise to a form of leverage and may create risks similar to using Financial Leverage Instruments.

By adding additional leverage, these strategies have the potential to increase returns to Common Stockholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of distributions or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

INTEREST RATE TRANSACTIONS

The Fund may, but is not required to, enter into interest rate transactions, including those described below, to hedge against interest rate risks inherent in its underlying investments and capital structure to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies.

Swaps and Caps

In connection with the Fund’s potential use of leverage or for other reasons, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s leverage. The payment obligation would be based on the notional amount of the swap.

Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps with the intent to eliminate the risk that an increase in short-term interest rates could have on Common Stock net earnings, including as a result of leverage.

The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap or cap transaction, marked to market daily. The Fund will not treat such amounts as illiquid.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Stock. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and thus could result in a decline in the net asset value of the Common Stock. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Stock net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Stock net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Stock by limiting the Fund’s leverage expense during the terms of the cap. Buying interest rate caps could also decrease the net earnings of the Common Stock if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Stock.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Manager will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in a proactive effort to protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Stock.

The Fund may choose or be required to decrease the amount of its Financial Leverage Instruments. Such a reduction would likely result in the Fund’s seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

Futures and Options on Futures

The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund anticipates that it will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

The Fund may purchase or sell options on futures contracts to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer’s futures contract margin account. If the Fund sells (“writes”) options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program, and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your Common Stock at any point in time may be worth less than the amount you invested, even after taking into account the reinvestment of Fund distributions.

Newly Organized. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or history of public trading.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk. Your Common Stock at any point in time may be worth less than what you initially invested, even after taking into account the reinvestment of Fund distributions.  Your investment in Common Stock will represent an indirect investment in the securities owned by the Fund. The value of the Fund’s portfolio securities will fluctuate, sometimes rapidly and unpredictably.  The Fund currently intends to utilize leverage, which, if used, magnifies market risk.  An investment in Common Stock is not intended to constitute a complete investment program and should not be viewed as such.  The Fund is primarily a long-term investment vehicle and should not be used for short-term trading.  See “Use of Leverage” and “Risks—Stock Market Risk.”

Investment Management Risk. The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The decisions with respect to the management of the Fund are made exclusively by the Manager, subject to the oversight of the Board. Investors have no right or power to take part in the management of the Fund. The Manager also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Manager, the Board may be unable to come to terms with a replacement investment adviser, and the affairs of the Fund could be wound-up and its assets liquidated.

Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and that may include transactions that are directly contrary to the positions taken by the Fund. For example, a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests. In such as case, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise where the Manager and a portfolio manager may be viewed as having a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible.

The Fund’s investment opportunities may be limited by affiliations of the Manager or its affiliates with MLPs. Additionally, to the extent that the Manager sources and structures private investments in MLPs, certain employees of the Manager may become aware of actions planned by MLPs, such as acquisitions that may not be announced to the public. It is possible that the

Fund could be precluded from investing in an MLP about which the Manager has material non-public information; however, it is the Manager’s intention to ensure that any material non-public information available to certain of the Manager’s employees not be shared with those employees responsible for the purchase and sale of publicly traded MLPs. The Manager manages other funds or accounts that have investment objectives that are similar to or overlap with the Fund. Further, the Manager may at some time in the future manage other investment funds with the same investment objective as the Fund.

NB Management, NB LLC and the Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect and effectively address each and every situation in which a conflict arises.

Risks of Leveraged Structure. The Fund’s potential use of leverage will create special risks not associated with unleveraged funds having a similar investment objective and policies. These include greater volatility of the net asset value and market price of Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of the leverage, are borne entirely by the Common Stockholders, as the aggregate principal amount or the aggregate liquidation preference associated with any leverage will have a senior claim on the assets of the Fund. In addition, increases and decreases in the value of the Fund’s portfolio investments will be magnified when the Fund uses leverage.  Common Stock income may fall if the financing costs of the leverage increase and may fluctuate as those financing costs vary. The use of leverage will increase the operating cost of the Fund, which may reduce the Fund’s total return.  The costs of using leverage are borne entirely by Common Stockholders.  The use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Financial Leverage Instruments used by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Fund may be forced to decrease its leverage to meet regulatory or rating agency requirements or may voluntarily decrease its leverage.  Certain types of borrowing may also result in the Fund’s being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay distributions on Common Stock in certain instances.

In addition to these risks, certain general risks of investing in the Fund, as described in this section, may under certain circumstances limit the Fund’s ability to pay distributions, pay interest, pay other fees and expenses or meet its asset coverage requirements on any Financial Leverage Instruments used by the Fund.

Because the fees received by NB Management are based on the Managed Assets of the Fund (including the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders. See “Risks—Risk of Leverage.”

Additionally, the issuers of the Fund’s portfolio securities may have capital structures with significant leverage.  Consequently, the leveraged capital structure of such issuers will increase their exposure to adverse factors such as rising interest rates, downturns in the economy or deterioration in the business of an issuer or its industry, and may impair such issuers’ ability to meet their debt obligations.  If these effects occur, they could likely take place at the same time the Fund is experiencing similar effects from its own leverage, magnifying the overall result.

Derivatives Risk. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements, and may engage in short sales for hedging purposes or to seek to enhance its returns. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as illiquidity risk, interest rate risk, credit risk, leverage risk, and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. If the Fund is using a derivative to reduce its exposure to other risks, the failure of a counterparty may leave the Fund more exposed to those other risks. In addition, in the event of the insolvency of a counterparty to a derivative, transaction, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. The use of derivatives also may increase the amount of the Fund’s taxable income and thus its E&P, resulting in increased taxes payable by Common Stockholders on distributions made to them. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Securities Risk. Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. In addition, the values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Although equity securities have historically generated higher average total returns than debt securities over the long-term, equity securities also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities. Because many investors purchase equity securities with borrowed money, an increase in interest rates generally brings a decline in equity prices.

MLP common units and other equity securities, including common equities, can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resources sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

The equity interests in which the Fund invests may not appreciate or may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences. As a result, the equity interests in which the Fund invests may decline in value, which may negatively impact the Fund’s ability to achieve its investment objective.

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which the Fund invests. It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities are rated from Ba1 or below by Moody’s Investor Services, Inc. B– or below by Fitch Ratings, Inc. or Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. Government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which the Fund may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in its portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest.

Portfolio Turnover. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable to it. A high portfolio turnover may also increase the Fund’s current and accumulated E&P, resulting in a greater portion of its distributions to the Common Stockholders being treated as a dividend. See “The Fund’s Investments—Investment Strategies and Parameters of the Fund’s Portfolio—Portfolio Turnover.”

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing presence in Afghanistan and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.  Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that such assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

Volatility in the credit markets may directly and adversely affect the setting of distribution rates on the Common Stock. Liquidity and volatility in the credit markets may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. Due to these factors, MLPs, MLP-related entities and energy companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, such companies in which the Fund may invest may not be able to meet their obligations as they come due. Moreover, without adequate funding, such companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.  These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell such investments, the Fund may suffer a loss.  During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

The regulators that have been charged with the responsibility for implementing significant parts of the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by funds governed by the 1940 Act. The CFTC recently adopted amendments to the exemption provided under CFTC Regulation 4.5, which limits the Fund's use of futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), such that the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in the money" at the time of purchase are "in the money") may not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). These CFTC changes are expected to take effect at the end of 2012. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Government Intervention in Financial Markets. The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate debt securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Changes in government policy may exacerbate the market’s difficulties. The Manager will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Competition for MLP Investment Risk.  A number of alternatives as vehicles for investment in a portfolio of MLPs and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact its ability to make distributions.

Market Price Discount From Net Asset Value of Shares. The Fund has been structured as a closed-end management investment company because (unlike open-end mutual funds) (i) the securities of closed-end funds are not redeemable, which enables the Manager normally to invest substantially all of the Fund’s assets in pursuit of the Fund’s investment objective and (ii) closed-end funds have greater flexibility in the utilization of leverage. Nonetheless, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their shares relatively soon after completion of this offering. The Fund cannot predict the level of trading activity or whether Common Stock will trade at, above or below net asset value. The Common Stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See “Risks—Market Price Discount from Net Asset Value.”

Secondary Market for the Common Stock. The issuance of Common Stock through the Fund’s DRIP may have an adverse effect on the secondary market for the Common Stock. The increase in the number of shares outstanding of Common Stock resulting from issuances pursuant to the Fund’s DRIP and the discount to the market price at which such Common Stock may be issued, may put downward pressure on the market price for the Common Stock. Common Stock will not be issued pursuant to the Fund’s DRIP at any time when Common Stock is trading at a lower price than the Fund’s net asset value per share of Common Stock. When the Common Stock is trading at a premium, the Fund may also issue Common Stock that may be sold through private transactions effected on the [NYSE MKT] or through broker-dealers. The increase in the number of shares of outstanding Common Stock resulting from these offerings may put downward pressure on the market price for shares of Common Stock.

Temporary Defensive Strategies Risk. When the Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities. In such a case, Common Stockholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

Anti-Takeover Provisions. The Fund’s Articles of Incorporation (the “Articles”) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions include: (1) super-majority vote requirements for certain transactions, (2) limitations on derivative actions by stockholders and restrictions on the forum for litigation in actions against the Fund and (3) limitations on the ability of stockholders to own in excess of (a) 9.8% of Common Stock or any other class or series of the Fund’s capital stock that the Board may designate or (b) 9.8% of the aggregate of all Common Stock and such other classes or series of the Fund’s capital stock so designated by the Board.  If the Fund were converted to open-end status, the Fund would have to redeem any Financial Leverage Instruments issued.  The Fund has opted in to the Maryland Business Combination Act, which in general prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder. The Fund has also adopted other anti-takeover measures. Holders of Common Stock may therefore be less likely to experience the temporary increase in stock price that often accompanies an attempted take-over, merger, or open-ending. See “Anti-Takeover and Other Provisions in the Articles of Incorporation” and “Risks—Anti-Takeover Provisions.”

Investment Focus on Natural Resources Companies. Under normal circumstances, the Fund invests at least 80% of its Managed Assets in MLPs, many of which operate in the natural resources industry. The revenues, income (or losses) and valuations of natural resources companies can fluctuate suddenly and significantly due to any one or more of the following risks:

●   Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance or prospects of natural resources companies. Natural resources companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others.

● Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be directly affected by energy commodity prices, especially those MLPs, MLP-related entities and energy companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate, interstate and international transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.  To the extent that MLPs have exposure to changes in commodity prices, they may enter into hedging arrangements to protect themselves from such commodity price fluctuations. These hedging arrangements may not be successful because, among other things, they may mitigate the impact of changes in commodity prices only through their expiration, and thus do not protect against long-term price movements. Further, hedging arrangements may not eliminate risks associated with basis differential risk or commodity quality risk.

●     Regulatory Risk. Natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability a natural resources company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of natural resources companies.

Certain of the Fund’s investments may be in MLPs and similar entities the operations of which are subject to Federal Energy Regulatory Commission (“FERC”) rate-making policies. Certain MLPs and similar entities, in order to comply with those policies, may require the owners of its units to be (i) individuals or entities subject to federal income taxation on the income it generates or (ii) entities not subject to federal income taxation on that income, so long as all of the entity’s owners are subject to such taxation. Other existing or future MLPs or similar entities the operations of which are subject to FERC regulation may institute similar ownership requirements. Net Profit and Net Loss from investments in MLPs and similar entities which have these ownership requirements will generally be allocated only to Common Stockholders that are subject to federal income taxation either directly or through one of the Other Investment Vehicles.

Pipeline companies are subject to regulation by FERC with respect to tariff rates these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline company could have a material adverse effect on the business, financial condition, results of operations, cash flows and prospects of that pipeline company and its ability to make cash distributions to its equity owners. For instance, FERC’s policies regarding the ability of MLPs to include an income tax allowance in a pipeline company’s cost-of-service rates to reflect both actual and potential income tax liability is subject to pending review. A ruling adverse to MLPs in general or to a particular MLP could have a material adverse effect on the business, financial condition, results of operations, cash flows and prospects of that pipeline company and its ability to make cash distributions to its equity owners.

● Operational Risk. Natural resources companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly-acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights-of-way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations.

● Risk of Political or Economic Instability.  Many of the countries or regions of the world in which resource extraction takes place suffer from political or economic instability.  Events in these countries could lead to frustration of deals for acquisitions, destruction of production or transportation facilities, delays or other disruptions in production and/or transportation, and additional costs for operating in those countries or regions.  It is not possible to determine where or when such events may occur or their significance for any particular MLP or for the world market in any particular resource.

● U.S. Federal Budget Risk.  From year to year, the U.S. federal budget may modify certain tax incentives widely used by oil, gas and coal companies and result in the imposition of new fees on certain energy producers. Changes to such tax incentives and imposition of such fees could adversely affect MLPs in which the Fund invests and the energy sector generally.

● Competition Risk. The natural resources companies in which the Fund may invest will face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies and other diversified natural resources companies will have superior financial and other resources.  In addition, newly industrialized countries, such as China and India, now compete with the United States for access to resources, notably oil.  This could result in more difficult negotiations with producers or the governments of producer nations, higher prices and, perhaps, a lack of access to the resources.

● Acquisition Risk. The ability of natural resources companies to grow and, where applicable, to increase distributions to their equity holders can be highly dependent on their ability to make acquisitions of natural resources businesses that result in an increase in free cash flow per unit. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise distributions will be limited. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

● Depletion Risk. Natural resources reserves naturally deplete as they are produced over time. Many natural resources companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products [or their derivatives] on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If a natural resources company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If a natural resources company is not able to raise capital on favorable terms, it may also be unable to add to or maintain its reserves.

● Industry Specific Risks. The Fund intends to invest in businesses that engage in oil and gas and mineral development, processing, transportation and marketing. Oil and gas drilling may involve unprofitable efforts, not only from dry holes, but from wells that are productive but do not produce sufficient net revenues to return a profit after drilling, operating and other costs. Acquiring, developing and exploring for oil and natural gas involves many risks. These risks include encountering unexpected formations or pressures, premature declines of reservoirs, blow-outs, equipment failures and other accidents in completing wells and otherwise, cratering, sour gas releases, uncontrollable flows of oil, natural gas or well fluids, adverse weather conditions, pollution, fires, spills and other environmental risks. Crude oil, natural gas, refined products and NGL transportation are subject to demand for crude oil, natural gas, refined products and NGLs in the markets served by the pipeline, and are subject to sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served and demographic and seasonal factors. Natural gas processing is subject to reduced throughput from declines in natural gas production. A prolonged depression in the price of natural gas could curtail production due to lack of drilling activity and negatively impact throughput. Further, many processing contracts include provisions in which the revenue generated by the processor is dependent upon the price of the NGLs and natural gas. Thus, declines in the prices of NGL products and natural gas prices may result in lower processing margins. Coal mining is subject to inherent risks including unexpected equipment or maintenance problems, variations in geological conditions, natural disasters, underground mine flooding, environmental hazards, industrial accidents, explosions caused by the ignition of coal dust or other explosive materials at mine sites and fires caused by the spontaneous combustion of coal. Demand for coal is subject to variability based on weather conditions, domestic and worldwide economy, the level of coal stockpiles in the customer base and the general level of prices of competing sources of fuel for electric generation. The supply of coal is also subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets the 1990 Clean Air Act standards.

● Affiliated Party Risk. Certain natural resources companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by a natural resources company’s parents or sponsors to satisfy its payments or obligations would impact the natural resources company’s revenues and cash flows and ability to make interest payments and/or distributions.

● Financing Risk. Some of the natural resources companies in which the Fund will invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with natural resources companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their financial obligations.

● Catastrophe Risk. The operations of MLPs and other natural resources companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining, exploration for or marketing of natural gas, NGLs, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage to construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other natural resources companies are fully insured against all risks inherent to their businesses, and not all MLPs and other natural resources companies carry business interruption insurance. If a significant accident or event occurs that is not fully insured, it could adversely affect an MLP’s operations and financial condition.  The occurrence of a catastrophe may create political pressure for increased regulation or increased enforcement of existing regulations. Any increase in governmental regulation to mitigate the risk of catastrophes, such as recent oil spills, could increase insurance premiums and other operating costs for MLPs and other natural resource companies, including companies not involved in the catastrophe.

● Weather Risk. Extreme weather patterns, such as Hurricane Ivan in 2004, Hurricane Katrina in 2005 and Hurricane Sandy in 2012, could result in significant and temporary interruptions in the supply of energy and power. This volatility could create temporary fluctuations in commodity prices, energy distribution patterns and earnings of natural resources companies. Moreover, extreme weather patterns, such as recent Hurricane Katrina, could adversely impact the value of the securities in which the Fund invests.

● Environmental Risk. Environmental laws, regulations and regulatory initiatives play a significant role in the natural resources industry and can have a substantial impact on investments in this industry. For example, required expenditures for environmental compliance have adversely impacted investment returns in a number of segments of the industry. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or to people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures. Moreover, failure to comply with any such requirements could have a material adverse effect on a portfolio company, and there can be no assurance that portfolio companies will at all times comply with all applicable environmental laws, regulations and permit requirements. Past practices or future operations of portfolio companies could also result in material personal injury or property damage claims. Hydraulic fracturing, or “fracking,” is a relatively new technique for releasing and extracting natural gas trapped in underground shale formations.  The fracking industry is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may be ultimately be subject.

● Pipelines Risk. MLPs involved in pipelines are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.  Companies that own interstate pipelines are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

● Gathering and Processing Risk. MLPs involved in gathering and processing are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

● Midstream Risk. MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

● Exploration and Production Risk. MLPs involved in exploration, development and production are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

● Propane Risk. Propane companies and MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

● Coal Risk. Midstream Companies and MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

● Marine Shipping Risk. MLPs involved in marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in the Fund’s portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products.

Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

● Reserve Risks. MLPs engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

● Construction Risk.  The operations of MLPs are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs. MLPs may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

● Oil Risk.  In addition to the risk described above applicable to gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products as a result of the 2010 Deepwater Horizon oil spill and the reaction thereto. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs and the oil industry in general. Continued financial deterioration of BP plc as a result of the 2010 Deepwater Horizon oil spill may have wide-ranging and unforeseen impacts on the oil industry and the broader energy sector.

● Cyclicality Risk.  The operating results of companies in the broader energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain MLPs in which the Fund will invest.

● Refining Risk.    MLPs that operate refining assets are subject to many of the same risks as other MLPs that operate midstream assets. In addition, the fluctuations in commodity prices and the price relationship between certain commodities (for instance, the price of crude oil and the price of gasoline) will impact the financial results of MLPs that operate refining assets.

Geopolitical and Market Disruption Risk. The continuing presence of U.S. troops in Afghanistan and continued terrorist threats are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the U.S. presence in Afghanistan cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. Additionally, fuel prices and supplies are influenced significantly by international political and economic circumstances. If a fuel supply shortage were to arise from the Organization of the Petroleum Exporting Countries (“OPEC”) production curtailments, political uncertainty in Venezuela and Russia, a disruption of oil imports or other geopolitical or other causes, higher fuel prices and any subsequent price increases could adversely effect the world economies and the securities markets. These and similar events may in the future lead to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These events could also have an acute effect on an individual natural resources company or related groups of natural resources companies or could adversely affect individual issuers and securities markets, inflation and other factors relating to the Fund.

Growth Stocks. The Fund may invest in “growth” stocks. Growth stocks may have higher price-to-earnings ratios, may not pay consistent or any dividends and are typically characterized by greater volatility. As such, growth stocks involve a greater degree of risk than income or other types of stocks, particularly over the short term.

Subordination Risk. The Fund may invest in subordinated units in MLPs and other entities. Common units have priority over subordinated units to receive cash distributions and generally have priority with respect to losses on liquidation. Subordinated units generally do not receive distributions or accrue arrearages if minimum quarterly (or other) distributions are not paid. Upon liquidation of a MLP or such other entity, subordinated units are generally allocated losses before common units. Furthermore, subordinated units are generally not publicly traded like common units, so there is generally no public market unless subordinated units are converted to common units.

Risk of Investment Focus on MLPs and Similar Securities. MLPs are exposed to many of the same risks as natural resources companies, as summarized above. In addition, an investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units or similar securities have limited control and voting rights on matters affecting the entity in which they hold an interest. In addition, there are certain tax risks associated with an investment in MLP units (see below) and conflicts of interest exist between common unitholders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Furthermore, the structures and terms of the MLPs and other entities described in this Prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.

Many of the Fund’s investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities.

Certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. In this event, if the Fund is one of the largest investors in certain of these companies, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded its investments.

Risks of Investing in PIPEs. The Fund may be involved in PIPEs or private financing of public companies.  PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing.  In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing.  Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Risks of Investing in REIT Securities. The Fund may invest in securities issued by entities that qualify as REITs under the Code. As a result, the Fund may be subject to certain risks associated with direct investments in REITs, including:  (i) potential environmental liabilities, the risk of uninsured losses, the perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owner to provide adequate management, maintenance and insurance, the expenses of periodically renovating, repairing and reletting spaces, and increasing operating costs (including mortgage payments, real estate taxes, insurance, maintenance costs and utilities) which may not be passed through to tenants; (ii) risks of owning properties through joint ventures or partnerships which may render a REIT unable to exercise sole decision-making authority and subject the REIT to the risk that a joint venturer or partner will act in a manner contrary to the REIT’s best interests or which could render the investment a non-qualifying REIT investment; (iii) general real estate investment considerations, such as the effect of local economic and other conditions on property cash flows and values, the need to relet space upon the expiration of current leases, dependence on major tenants and the possibility of tenant defaults, the ability of a property to generate revenue sufficient to meet debt service payments and other operating expenses, periodic excessive real estate development, and the illiquidity of real estate investments, all of which may affect the REIT’s ability to make expected distributions to its stockholders; (iv) possible increases in interest rates, which may lead prospective purchasers of real estate equity securities, as well as other classes of equities, to demand higher annual yields, and which would adversely affect the market price of such securities; (v) borrowing risks, including the potential inability to refinance existing debt on favorable terms; (vi) relative illiquidity of real estate investments which will tend to limit the ability of a REIT to vary its holdings promptly in response to changes in local economic or other conditions; and (vii) risks associated with the management by REITs of properties owned by third parties, including the risk that management contracts (which are typically cancelable without notice) will be terminated by the entity controlling the property or in connection with the sale of such property, that contracts may not be renewed upon expiration or may not be renewed on terms consistent with current terms, and that the rental revenues upon which management fees are based will decline as a result of general real estate market conditions or specific market factors.

Investments in REITs are also subject to special risks, including, without limitation:(i) restrictions on ownership (which may prohibit ownership of more than 9.9% of a REIT’s shares by one investor), which are designed to ensure that the REIT does not violate certain share accumulation restrictions imposed by the Code on REITs and may also deter possible acquisitions of, or changes in control of, a REIT; (ii) many REITs have small-to-medium sized market capitalizations which may be more volatile than prices of large-capitalization securities and an investment in such securities may be less liquid; and (iii) tax risks, including the risk of changes in the federal tax law that may cause a REIT to fail to qualify for the favorable tax treatment available to REITs or cause REITs, generally, to be subject to corporate taxation, and limitations on a REIT’s ability to sell properties at a time when it is otherwise economically advantageous to do so, thereby adversely affecting returns to its stockholders. Failure of a potential REIT in any taxable year to qualify for REIT tax treatment will render such entity subject to tax on its taxable income at regular corporate rates and distributions to stockholders in any non-qualifying year(s) will not be deductible by such entity. The requirements for qualification as a REIT are extremely complex, and a REIT’s compliance with these requirements will depend upon factors outside the control of the Fund. Those requirements include requirements regarding the composition of an entity’s assets, a requirement that at least 95% of its gross income in any taxable year be derived from qualifying sources, and a requirement that it make distributions to stockholders aggregating annually at least 90% of its net taxable income, excluding capital gains. Thus, there can be no assurance that any potential REIT in which the Fund invests will in fact qualify for taxation as a REIT. In seeking to comply with the requirements for taxation as a REIT and minimize any potential taxes payable by it, a REIT may be required to limit or alter its activities, including by foregoing or delaying certain opportunities (including potential dispositions) that might otherwise be attractive on a pre-tax basis. Furthermore, future legislation, new regulations, administrative interpretations or court decisions may significantly change the federal tax law or the application thereof with respect to qualification as a REIT. Any such change could adversely affect the ability of any potential REIT in which the Fund invests to qualify as a REIT or the federal income tax consequences of such qualification.

Investments in Small and Developing Companies Risk. The Fund’s investments in small and developing companies involve a number of significant risks, including the following:

● These companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of their assets;

● There is generally less public information readily available about these companies, including investment research, industry reports and news analysis, and the Fund’s investigation of such investment opportunities may require significantly higher cost, longer time frame and more extensive management commitment compared to investments in companies with a greater degree of visibility in the public markets;

● These companies typically have shorter operating histories and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

● These companies may not be widely followed by the investment community, which may result in reduced demand;

● These companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on the Fund;

● These companies may have less predictable operating results, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Liquidity Risk.  Securities with limited trading volumes may display volatile or erratic price movements. Therefore, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund’s ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund’s investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both.  If the Fund were forced to sell certain of its assets in the current market, there can be no assurance that the Fund would be able to sell them for the prices at which the Fund had recorded them and the Fund would be forced to sell them at significantly lower prices.

Restricted Securities Risk.  The Fund also invests in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where the Fund has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it.

Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the Fund. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in its inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible. Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. Limitations on the resale of these securities, however, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Investing in Rule 144A securities could have the effect of increasing the level of its illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

The Fund’s investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act unless and until the company becomes a public company. Accordingly, in addition to the risks described above, its ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Investment Concentration. As a non-diversified fund, the Fund may concentrate its investments in a limited number of companies.  As a consequence of this concentration, the aggregate returns the Fund realizes may be adversely affected if a small number of investments perform poorly. To the extent that the Fund takes large positions in the securities of a small number of portfolio companies, the Fund’s returns may fluctuate as a result of any single economic, political or regulatory occurrence affecting, or in the market’s assessment of, such portfolio companies to a greater extent than that of a diversified investment company. These factors could negatively impact the Fund’s ability to achieve its investment objective.

In addition, the Fund’s investments will be concentrated in the natural resources industry. The focus of the Fund’s portfolio on a specific industry may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the natural resources industry will lag the performance of other industries or the broader market as a whole.

Lack of Information for Investments in Non-Traded Companies. Part of the Fund’s investment strategy involves investments in private companies for which no market exists. Little public information exists about many of these companies, and the Fund will be required to rely on its diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. This could subject the Fund to greater risk than investments in publicly traded companies and negatively affect the Fund’s investment returns.  In addition, the securities of private companies are generally illiquid.

Valuation Risk. Market prices may not be readily available for certain restricted or unregistered securities of public or private companies held by the Fund.  The value of such investments will ordinarily be determined based on fair valuations determined by the Manager pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Manager than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. In addition, the Fund will rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining the Fund’s net asset value.  From time to time, the Fund may modify its estimates and/or assumptions as new information becomes available.  To the extent the Fund modifies its estimates and/or assumptions, it will likely affect the net asset value of the Fund.

Interest Rate Risk. Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates.

MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise and expectations of future operating results. However, MLP yields are also susceptible to fluctuations in interest rates and, like treasury bonds, the prices of MLP securities can increase when interest rates fall and decline when interest rates rise. Because the Fund will invest in MLP equity securities, the investment in such securities means that the Fund’s net asset value may decline if interest rates rise.  Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. Further, as MLPs can be considered as an investment with a significant component of the return coming from its yield, interest rate increases will have the effect of reducing the value of an MLP as investors seek higher yields as an alternative to other fixed-income investments.  This could be occurring at the same time the Fund might be experiencing an increase in its cost of leverage, which would further reduce the earnings available for distributions.  Interest rates are at or near historic lows, and as a result they are likely to rise over time.

Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Alternative Sources of Capital Available to Natural Resources Companies. As a result of the current high prices for oil and natural gas relative to historical levels, natural resources companies are generally experiencing strong financial results and increased cash flows. Therefore, they currently may have less financial need to raise capital than in a lower commodity price environment. As a result, high commodity prices may have the effect of reducing the number of companies seeking MLP investments.

Foreign Securities and Emerging Markets Risk.  Because the Fund invests in foreign (non-U.S.) securities, it may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about

U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special federal income tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Currency Risk. If the Fund invests directly in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

Investment Company Act Risks. The success of MLPs and similar entities depends in part on their being operated to fall within an applicable exemption from the 1940 Act. The Manager and the Fund will have no ability to control or monitor the ongoing compliance of the MLPs and other entities in which it invests with applicable exemptions under the 1940 Act. The failure of an MLP or similar entity in which the Fund invests to satisfy any such applicable exemption on an ongoing basis would likely have an adverse effect on the performance of that investment. Changes in the laws and regulations providing such exemptions may also adversely affect the availability of such exemptions to MLPs and similar entities, which would have an adverse effect on the performance of the Fund’s investments.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by its operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Income and Royalty Trust Risks. Income and royalty trusts are exposed to many of the same risks as other natural resources companies, as summarized above. In addition, the value of the equity securities of the income and royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those income and royalty trusts, the condition of equity markets generally, commodity prices and other factors. Distributions on income and royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the trusts, but there can be no assurance that those trusts will pay distributions on their securities. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the income or royalty trust and general economic conditions.

Many of the income and royalty trusts in which the Fund may invest may have limited operating histories. The value of income and royalty trust securities in which the Fund invests will be influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (that will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the natural resources industry and operational risks relating to the natural resources industry.

Canadian limited liability protection laws with regard to Ontario, Alberta and Quebec Canadian income and royalty trusts are generally determined by the domicile of the trust. Certain Canadian provinces have passed legislation limiting the liability of investors in Canadian trusts while other provinces have not passed this legislation. This legislation should better assure the limited liability of investors, however, the legislation does not address potential liabilities arising prior to the date of the implementation of this legislation. In addition, this legislation has not yet been judicially considered and it is possible that reliance on this legislation by an investor could be successfully challenged on jurisdictional or other grounds. It is also unclear whether investors investing in trusts domiciled in Canadian provinces that have not passed this legislation may be held liable for any default, liability or obligation of the trust over and above the net underlying assets of the trust. While the likelihood of an investor in a trust domiciled in any Canadian province being held liable beyond their original investment is remote, there can be no assurance that the Fund will have limited liability with respect to its investments in Canadian trusts.

Tax Risks. In addition to other risk considerations, an investment in the Fund’s shares will involve certain tax risks, including the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the federal, state, local and foreign tax consequences of the purchase and ownership of the Fund’s shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect them.

MLP Tax Risk. The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLPs’ being treated as partnerships for federal tax purposes, because an MLP that is so treated has no federal income tax liability at the entity level. If, as a result of a change in the current law, a change in business profile, or a failure to satisfy the requirements of current law for any reason, an MLP were treated as a corporation for those purposes, it would be subject to federal income tax on its taxable income at graduated tax rates (currently a maximum rate of 35%), with the result that the amount of cash available for distribution by it would be reduced, distributions the Fund received from it would be taxed as dividend income, return of capital, or capital gain, and the value of the Fund’s investment in the MLP would be adversely affected. Therefore, treatment of MLPs in which the Fund invests as corporations for federal tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Common Stock.

As a limited partner or non-managing member in the MLPs in which it invests, the Fund will be required to include in its taxable income its pro rata share of the MLPs’ Partnership Items, regardless of whether the MLPs distribute any cash to the Fund. Historically, a significant portion of MLPs’ income has been offset by tax deductions. The percentage of an MLP’s income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current taxable income to the Fund and, consequently, to the Common Stockholders.

The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits or the Fund’s net operating loss carryovers, if any. The portion, if any, of a distribution the Fund receives from an MLP that does not exceed the Fund’s adjusted tax basis in the MLP’s securities (its cost of those securities adjusted annually to reflect the Fund’s share of the MLP’s Partnership Items) generally will be treated as a return of capital. However, return of capital distributions will reduce the Fund’s adjusted tax basis in the MLP’s securities, which will increase the amount of gain (or decrease the amount of loss) that the Fund will recognize for tax purposes on the sale of the securities or subsequent distributions on the securities.

The final portion of the distributions received by the Fund that are considered returns of capital will not be known until the Fund receives a schedule K-1 with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from its actual income tax liability, and therefore the determination of that liability may have a material impact on its net asset value. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to Stockholders.

C Corporation Structure Tax Risks. The Fund is treated as a “C” corporation for federal tax purposes. Because of its concentration in MLP investments, the Fund is not eligible to elect to be a regulated investment company under the Code. Accordingly, unlike such a company (which has no entity level federal income tax liability if it distributes all of its taxable income to its shareholders), the Fund generally is subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes.

Deferred Tax Risk. Because the Fund is treated as a “C” corporation, it will incur tax expenses. In calculating its net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective maximum statutory federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value.

On the Fund’s sale of a portfolio security, it may recognize gains for federal, state and local income tax purposes, which will result in income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing its net asset value per share, which would result in an immediate reduction of that value, which could be material.

The Fund will accrue a deferred tax asset balance, which will increase its net asset value, that reflects an estimate of its future tax benefit associated with net operating losses and unrealized losses. A deferred tax asset balance may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, it will, in connection with the calculation of its net asset value per share, assess whether a valuation allowance, which would offset some or all of the value of its deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of its deferred tax asset. However, to the extent the final valuation allowance differs from the estimates the Fund used in calculating its net asset value, the application of such final valuation allowance could have a material impact on that value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such liability or balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of their distributions, which may not be provided to the Fund on a timely basis, to estimate its deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates are made in good faith; however, the estimates used to calculate the Fund’s net asset value could vary dramatically from its actual tax liability, and, as a result, the determination of its actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Tax Law Changes Risk. Future changes in tax laws or regulations or interpretations of those laws or regulations could adversely affect the Fund or the MLPs in which it will invest. Any such changes could negatively impact the Common Stockholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Common Stockholders. Federal legislation has reduced the maximum federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced maximum rate of tax on dividends is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2012, and the 15% maximum federal income tax rate for long-term capital gains is scheduled to revert to 20% for those taxable years.

 Non-U.S. Tax Risks. Recently enacted amendments to the Income Tax Act (Canada) impose a distribution tax on certain publicly traded income and royalty trusts and partnerships (called “Specified Investment Flow Through Trusts or Partnerships” or “SIFTs”). Generally, these rules

(the “SIFT rules”) subject SIFTs to trust level taxation at roughly the rate applicable to public corporations that will, if applicable, reduce the amount of cash available for distributions to their unitholders. These rules also treat the taxable distributions received by investors from any SIFT as taxable dividends from a taxable Canadian corporation, and any non-resident unitholders will be taxed on such distributions at the non-resident withholding tax rate for dividends. If the Fund invests in an entity that is subject to the SIFT rules, the after-tax return on such investment may be lower than originally anticipated by the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by NB Management and NB LLC. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Manager

NB Management will serve as the investment manager of the Fund.  Subject to the general supervision of the Board of Directors, NB Management will be responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several investment company clients and other institutional investors, as well as to individuals. As of [_______], 2012, Neuberger Berman and its affiliates had $[___] billion in assets under management.

NB Management will retain NB LLC to serve as sub-adviser to the Fund.  NB Management and NB LLC are wholly-owned subsidiaries of Neuberger Berman Group LLC, a holding company that is majority owned by employees, located at 605 Third Avenue, New York, New York 10158-0180.

Sub-Adviser

NB Management will retain NB LLC, 605 Third Avenue, New York, New York 10158-0180, to serve as sub-adviser to the Fund.  NB Management (and not the Fund) will pay for the services rendered by NB LLC by paying NB LLC a sub-advisory fee payable on a monthly basis at the annual rate of [___]% of the Fund’s average weekly Managed Assets.  NB LLC serves as sub-adviser for certain of the open-end management investment companies and closed-end management investment companies managed by NB Management. NB LLC and NB Management employ experienced professionals that work in a competitive environment.

Portfolio Managers

Douglas A. Rachlin, Lead Portfolio Manager. Mr. Rachlin has 22 years of investment experience and serves as the lead portfolio manager to the Fund (the “Lead Portfolio Manager”). He is a Managing Director of the Manager and has been a portfolio manager with the Manager since 2005. Prior to that, Mr. Rachlin worked for Lehman Brothers for nine years. Before joining Lehman Brothers, Mr. Rachlin served as an analyst with Morgan Stanley & Co., Standard and Poor’s Corporation, and as President of Rachlin Investment Management. Mr. Rachlin received a Bachelor of Arts in Economics from Tufts University and an MBA in Finance from the Leonard N. Stern School of Business at New York University.

Yves C. Siegel, CFA, Portfolio Manager.  Mr. Siegel is a Managing Director of the Manager and has been a portfolio manager with the Manager since 2012. Prior to that, he was a Managing Director and Senior Equity Analyst at Credit Suisse. Before that, he was a senior portfolio manager at a New York-based hedge fund focused on MLPs and was also a Managing Director and Senior Analyst with Wachovia Securities, where he worked for ten years. Mr. Siegel received both a BA and MBA from New York University and has been awarded the Chartered Financial Analyst designation.

Mark D. Sullivan, Portfolio Manager. Prior to serving as a Vice President and Portfolio Manager of the Manager, Mr. Sullivan was a portfolio manager with the Private Asset Management Division of the Manager. Prior to that, Mr. Sullivan was a research analyst at Neuberger Berman from 2000 to 2004.  Before joining Neuberger Berman, he was a Business Analysis Manager at Bristol-Myers Squibb from 1997 to 2000, and has also worked as a Finance Manager and Senior Associate for the TJX Companies and Coopers & Lybrand, respectively. Mr. Sullivan is a Certified Public Accountant and holds a Bachelor of Science degree cum laude in Accounting and Management from Boston College and an MBA in Finance from Duke University.

As of [  ], 2012, the portfolio management team managed [  ] million in assets in MLP strategies.  Please see the SAI for additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of stock of the Fund.

Management Agreement

Pursuant to an investment management agreement between NB Management and the Fund (the “Management Agreement”), the Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of [  ]% of the Fund’s average weekly Managed Assets for the services and facilities it provides. The liquidation preference of certain preferred stock is not a liability or permanent equity. The Fund also pays NB Management a fee payable on a monthly basis at the annual rate of [  ]% of the Fund’s average weekly Managed Assets for services provided under an Administration Agreement.

A discussion regarding the basis for the approval of the management and sub-advisory agreements by the Boards will be available in the Fund’s initial annual report to stockholders.

In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and distribution disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Financial Leverage Instruments, expenses of preparing, printing and distributing Prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by NB Management are based on the Managed Assets of the Fund (including assets represented by the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders. Because holders of Financial Leverage Instruments may receive a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred in the issuance and maintenance of any leverage, are borne only by the Common Stockholders, and not by holders of Financial Leverage Instruments. See “Use of Leverage.”

PORTFOLIO TRANSACTIONS

Affiliates of NB Management may act as principal brokers for the Fund, subject to periodic evaluation by the Portfolio Transactions and Pricing Committee of the Board of the quality and cost of execution.

In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund may use an affiliate of NB Management as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

NET ASSET VALUE

The net asset value of a share of Common Stock is calculated by subtracting the Fund’s total liabilities (including liabilities from borrowings such as any outstanding notes) and the liquidation preference of any outstanding preferred stock from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing the Fund’s net asset value by the number of Common Stock outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4 p.m. Eastern time, no less frequently than the last business day of each calendar month and at such other times as the Board may determine.  The Fund currently intends to calculate its net asset value on a weekly basis.

The value of investments in equity securities by the Fund is determined by NB Management primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ

Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of investments in debt securities and interest rate swaps by the Fund is determined by NB Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. In addition, for both debt and equity securities NB Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods each Board has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

If NB Management believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value.

Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any interest rate cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, any accrued payments to the Fund under such transactions will be assets of the Fund and any accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

Level-Rate Distribution Policy

The Fund currently intends to make regular monthly cash distributions to Common Stockholders at a fixed rate per share of Common Stock, to be determined based on the projected net rate of return of the Fund’s investments, subject to adjustment from time to time. The Level-Rate Distribution Policy may require certain distributions to be treated as a return of capital.

The Fund's initial distribution is expected to be declared approximately [45] days, and paid approximately [60 to 90 days], from the completion of this offering of Common Stock, depending on market conditions and operations.  The Fund currently intends to pay distributions out of its DCF, which generally consists of (i) cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less (ii) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Distributions to Common Stockholders relating to in-kind dividends or distributions received by the Fund on its investments, including i-Shares, which represent an ownership interest issued by an affiliated party of an MLP, will be paid in cash or additional Common Stock.

Due to the tax treatment under current law of cash distributions in excess of income made by MLPs in which the Fund may invest, a portion of distributions the Fund anticipates making to Common Stockholders may consist of a return of capital. To the extent that distributions exceed the Fund’s E&P, distributions are generally not treated as taxable income for the investor. Instead, the Fund’s Common Stockholders will experience a reduction in the basis of their shares, which may increase the capital gain, or reduce capital loss, realized upon the sale of such shares. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder requires the Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if the Fund’s capital was the source of a distribution and the payment amounted to a return of capital, the Fund would be required to provide a written notice to that effect. A “return of capital” represents a return on a Common Stockholder’s original investment in the Common Stock, and should not be confused with a dividend from E&P. Upon the sale of Common Stock, Common Stockholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Common Stockholder and the Common Stockholder’s federal tax basis in Common Stock sold, as adjusted to reflect return of capital. Accordingly, Common Stockholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund’s income. See “Tax Matters.”

To permit the Fund to maintain more stable monthly distributions, the Fund may include a return of capital as part of the distributions or may distribute less than the entire amount of its DCF received in a particular period. The undistributed DCF may be available to supplement future distributions. The distributions the Fund pays for any particular monthly period may be more or less than the amount of DCF received during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed DCF is included in the Common Stock’s net asset value, and, correspondingly, distributions from cash flow will reduce the Common Stock’s net asset value.

The distribution rate that the Fund pays on its Common Stock will depend on a number of factors, including fees and expenses payable on any Financial Leverage Instruments. As portfolio and market conditions change, the rate of distributions on the Common Stock and the Fund’s distribution policy could be adjusted upward or downward from time to time.

The Fund also intends to distribute at least annually any net capital gains realized during the year.

Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional shares of Common Stock under the Fund’s distribution reinvestment plan (the “DRIP”).

While the Fund intends to pay a level distribution, investors should understand that there is no assurance that the Fund will always be able to pay a distribution, or that the distribution will be of any particular size.

DISTRIBUTION REINVESTMENT PLAN

[_________] (“Plan Agent”) will act as plan agent for stockholders who have not elected in writing to receive distributions in cash (each a “Participant”), will open an account for each Participant under the Fund’s distribution reinvestment plan (i.e., the DRIP, referred to in this section as the “Plan”) in the same name as their then current Common Stock is registered, and will put the Plan into effect for each Participant as of the first record date for a distribution.

Whenever the Fund declares a distribution with respect to the Common Stock, each Participant will receive such distributions in additional shares of Common Stock, including fractional shares of Common Stock acquired by the Plan Agent and credited to each Participant’s account.  If on the payment date for a cash distribution, the net asset value is equal to or less than the market price per share of Common Stock plus estimated brokerage commissions, the Plan Agent shall automatically receive such shares of Common Stock, including fractions, for each Participant’s account.  The Fund also anticipates seeking approval from its initial stockholder(s) to issue new shares of Common Stock should the net asset value per share exceed the market price per share of Common.  Except in the circumstances described in the next paragraph, the number of additional shares of Common Stock to be credited to each Participant’s account shall be determined by dividing the dollar amount of the distribution payable on their Common Stock by the greater of the net asset value per share of Common Stock determined as of the date of purchase or 95% of the then current market price per share of Common Stock on the payment date.

Should the net asset value per share of Common Stock exceed the market price per share of Common Stock plus estimated brokerage commissions on the payment date for a cash distribution, and the Fund has not determined to issue new shares of Common Stock, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Common

Stock trade on an “ex-distribution” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such distribution on each Participant’s Common Stock (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such distribution) to purchase Common Stock on the open market for each Participant’s account.  No such purchases may be made more than 30 days after the payment date for such distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.  If, at the close of business on any day during the purchase period the net asset value per share of Common Stock equals or is less than the market price per share of Common Stock plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such distribution.  If the Plan Agent is unable to invest the full distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such distribution amount, the Fund issue new Common Stock at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share of Common Stock equals or is less than the market price per share of Common Stock, plus estimated brokerage commissions, such Common Stock to be issued in accordance with the terms specified in the third paragraph hereof.  These newly issued Common Stock will be valued at the then-current market price per share of Common Stock at the time such Common Stock is to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Common Stock on a particular date shall be the last sales price on the [NYSE MKT] (or if the Common Stock is not listed on the [NYSE MKT], such other exchange on which the Common Stock is principally traded) on that date, or, if there is no sale on such exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Common Stock on such exchange on such date and (b) the net asset value per share of Common Stock on a particular date shall be the net asset value per share of Common Stock most recently calculated by or on behalf of a Fund.  All distributions and other payments (whether made in cash or Common Stock) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where Common Stock is traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine.  Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Common Stock within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected.  The Plan Agent shall have no responsibility as to the value of the Common Stock acquired for each Participant’s account.  For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Common Stock purchased by the Plan Agent as Plan Agent shall be the price per share of Common Stock allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee.  The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Common Stock so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof.  Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock, no certificates for a fractional share of Common Stock will be issued.  However, distributions on fractional shares of Common Stock will be credited to each Participant’s account.  In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Common Stock at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Common Stock distributions or split of shares of Common Stock distributed by the Fund on Common Stock held by the Plan Agent for Participants will be credited to their accounts.  In the event that the Fund makes available to its stockholders rights to purchase additional shares of Common Stock or other securities, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling distributions will be paid by the Fund.  Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing.  Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any distribution record date, otherwise such termination will be effective the first trading day after the payment date for such distribution with respect to any subsequent distribution.  The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof.  The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions.  Upon any such appointment of any Plan Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all distributions payable on Common Stock held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions will be governed by the laws of the State of Maryland.

Additional information about the Plan may be obtained from your broker. To obtain information on how to change your distribution option from the Plan to cash distributions, or vice versa, contact your broker or, if you own shares of Common Stock directly, call the Plan Agent at 1-800-[___]-[____].  The Plan Agent’s address is [__________].

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it more difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. If the Common Stock were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of Common Stock on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount. The conversion of the Fund to an open-end mutual fund would require stockholder approval. The potential use of Financial Leverage Instruments to provide investment leverage could make the conversion to an open-end mutual fund more difficult because of the voting rights of holders of preferred stock, if any, the costs of decreasing the amount of any Financial Leverage Instruments and other factors.  See “Anti-Takeover and

Other Provisions in the Articles of Incorporation.” If the Fund converted to an open-end management investment company, it would be required to stop using most Financial Leverage Instruments (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Stock would no longer be listed on the [NYSE MKT].

DESCRIPTION OF SHARES

Common Stock

The Articles authorize the issuance of 1 billion shares of capital stock. The Common Stock will be issued with a par value of $0.0001 per share. All Common Stock has equal rights to the payment of distributions and the distribution of assets upon liquidation. Common Stock will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Financial Leverage Instruments are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued distributions or interest on the Financial Leverage Instruments have been paid, and unless asset coverage (as defined in the 1940 Act) (a) with respect to the preferred stock would be at least 200% after giving effect to the distributions and (b) with respect to the notes and other borrowings would be at least 300% after giving effect to the interest. See “Preferred Stock” below.

The Fund expects to list its Common Stock on the [NYSE MKT] under the symbol “[___].”  The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the [NYSE MKT] requirements in order for the Common Stock to remain listed.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional shares of Common Stock or sell shares already held, the stockholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices higher or lower than net asset value.

The market value of the Common Stock may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, distribution stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Stock will trade at a price equal to or higher than net asset value in the future. The Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes. See “Risks—Preferred Stock” and the Statement of Additional Information under “Repurchase of Common Stock; Tender Offers; Conversion to Open-end Fund.”

Preferred Stock

The Articles authorize the Board to create additional classes of stock, and the Fund may issue one or more series of preferred stock, with rights as determined by the Board of Directors. Such shares may be issued by action of the Board of Directors without the approval of the Common Stockholders.

Depending on current market conditions, the Fund’s Board of Directors may authorize an offering of preferred stock to the extent permitted by the 1940 Act after completion of the offering of Common Stock.  Any such offering is subject to market conditions and to the Board’s belief that leveraging the Fund’s capital structure through the issuance of preferred stock is likely to achieve the benefits to the Common Stockholders described in this Prospectus.  Although the terms of the preferred stock will be determined by the Board of Directors (subject to applicable law and the Fund’s Articles) if and when it authorizes a preferred stock offering, the Board expects that the preferred stock, at least initially, would likely pay distributions by reference to a reference rate. The Board of Directors has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the preferred stock would likely be as stated below.

Limited Issuance of Preferred Stock. The issuance of preferred stock is subject to certain limitations under the 1940 Act, including a limit on the aggregate liquidation value and the Fund’s ability to declare cash distributions on Common Stock under certain circumstances. See “Use of Leverage” and “Risks—Risk of Leverage.”

Distribution Preference. The preferred stock will have complete priority over the Common Stock as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid distributions thereon, whether or not earned or declared) before any distribution of assets is made to Common Stockholders.

Voting Rights. Shares of preferred stock are required to be voting shares and to have equal voting rights with Common Stock. Except as otherwise indicated in this Prospectus, the Statement of Additional Information or the Articles and except as otherwise required by applicable law, holders of preferred stock will vote together with Common Stockholders as a single class.

Holders of preferred stock, voting as a separate class, will be entitled to elect two of the Fund’s Directors. The remaining Directors will be elected by Common Stockholders and preferred stockholders, voting together as a single class. In the unlikely event that two full years of accrued distributions are unpaid on the preferred stock, the holders of all outstanding preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all distributions in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of preferred stockholders will be required, in addition to the combined class vote of the preferred stockholders and Common Stockholders. See “Anti-takeover and Other Provisions in the Articles of Incorporation” and the Statement of Additional Information under “Description of Shares—Preferred Stock—Voting Rights.”

Redemption of Preferred Stock. The terms of the preferred stock may provide that they are redeemable at the option of the Fund at certain times, in whole or in part. Any redemption of preferred stock by the Fund will reduce the leverage applicable to Common Stock. See “Use of Leverage.”

The discussion above describes the Board of Directors’ present intention with respect to a possible offering of preferred stock. If the Board of Directors determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Articles.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
ARTICLES OF INCORPORATION

The Articles and the Fund’s Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

The Articles require a vote by (a) a majority of the Fund’s Directors, including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) (except for the transactions described in (8) below which shall require the affirmative vote of 75% of the Fund’s Directors) and (b) the holders of at least 75% of the shares of the Fund’s capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund’s conversion from a closed-end to an open-end management investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund or an amendment to the Articles to terminate the Fund’s existence; (4) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (5) with certain exceptions, the sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any Principal Stockholder of any assets of the Fund having an aggregate fair market value of $1,000,000 or more; (6) with certain exceptions, the issuance of any securities of the Fund to any person or entity for cash; (7) with certain exceptions, the issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property or assets (or combination thereof) having an aggregate fair market value of $1,000,000 or more (transactions within clauses (2), (5), (6) and (7) above being known individually as a “Business Combination”); (8) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law; or (9) any transaction between the Fund and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934), that is entitled (or controls, is controlled by, or is under common control with a person or group that is entitled) to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, 10% or more of the voting power in the election of directors generally; provided, if such transaction, except with respect to (8), has been authorized by (i) the affirmative vote of at least 75% of the Fund’s Directors, including a majority of the Independent Directors, and (ii) the affirmative vote of at least 75% of the Fund’s Continuing Directors (as defined below), no stockholder vote is required to authorize such action unless Maryland law or the 1940 Act requires stockholder approval.  The term “Principal Stockholder” means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any Associates or Affiliates of such person or entity or of any member of the group. The term “Interested Party” shall mean any person, other than an investment company advised by the Fund’s initial investment manager, or any of its Affiliates, that enters, or proposes to enter, into a Business Combination with the Fund.  The term “Affiliate” and “Associate” shall have the meaning ascribed to each such respective term in Rule 12b-2 under the Securities Exchange Act of 1934.  The term “Continuing Director” shall mean any member of the Board of Directors who (1) has been a member of the Board of Directors for a period of at least 18 months during no part of which time he or she has been is an Interested Party or an Affiliate of an Interested Party, (2) has been a member of the Board of Directors since the Corporation’s initial public offering of its Common Stock, or (3) is a successor to a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.  None of the foregoing provisions may be amended except by the vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon.  The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its Common Stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.  As noted above, preferred stockholders vote together with Common Stockholders on all matters on which Common Stockholders vote. The 1940 Act also requires approval of the holders of a majority of the outstanding preferred stock, tallied separately, for any conversion from a closed-end to an open-end management investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of the preferred stockholders may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.

The Articles also require that prior to bringing a derivative action, a demand must first be made on the Board by stockholder(s) representing at least 5% of the shares of Fund’s capital stock outstanding, or five percent (5%) of the shares of the class of the Fund’s capital stock outstanding to which the action relates.  A decision by a majority of the members of the Board of Directors or such committee, including in each case a majority of the members who are “disinterested” directors, as that term is discussed in Section 2-405.3 of the Maryland General Corporation Law or a successor provision thereto, not to bring, or to seek termination of, a derivative action shall be conclusive and shall terminate the right of the stockholder(s) to bring or maintain the action.

Reasonable expenses, including reasonable attorney’s fees, shall be assessed against a stockholder who brings a derivative action without reasonable cause or for an improper purpose.  There may also be additional requirements or restrictions on stockholder derivative lawsuits involving the Fund imposed by law.

The Articles provide for the exclusive forum in which certain types of litigation may be brought and further provide that any stockholder that files an action in breach of the forum selection requirement in the Articles is liable for all reasonable costs incurred in enforcing the forum selection requirement, including without limitation reasonable attorney’s fees, as determined by the Board.  The Articles also include a provision that any stockholder bringing an action against the Fund or the Board members waives the right to trial by jury to the fullest extent permitted by law.

The Articles provide that no person, other than an excepted person (as approved by the Board), may own in excess of 4.99% (or a greater percentage as approved by the Board, which has approved a limit of 9.8%) of the Common Stock and any other class or series of the Fund’s capital stock that the Board may designate (“Equity Shares”). This restriction is intended to reduce the risk of the Fund's undergoing an “ownership change” within the meaning of Section 382 of the Code, which would limit the Fund’s ability to use any capital loss carryovers and net unrealized "built-in" losses ("NUBIL"), if any, after the change. In general, an ownership change would occur if one or more 5% stockholders (and certain persons or groups treated as 5% stockholders) of the Fund increased their aggregate ownership percentage in the Fund by more than 50 percentage points within any three-year testing period (as prescribed in that section). If an ownership change were to occur, pursuant to Section 382 there would be an annual limitation on the amount of post-ownership change gains that the Fund could offset with pre-ownership change capital loss carryovers and restrictions on its ability to use NUBIL existing at the time of the ownership change could apply. Such a limitation and restrictions could reduce the future benefit of the Fund’s then-existing capital loss carryovers and NUBIL, if any.

If any person beneficially or constructively owns Equity Shares in excess of the ownership limitation described above, then the excess shares will be deemed to be held in a charitable trust, as designated by the Board, for the benefit of a charitable organization, or the transfer will be deemed to be void ab initio.

In either case, the person who would have owned shares in excess of the ownership limitations and, if appropriate in the context, any person who would have been the record owner of such shares (collectively, “Ex Stockholder”) shall have no (a) rights in the excess shares, (b) economic benefit from ownership of any excess shares, (c) rights to distributions, (d) rights to vote or other rights attributable to the excess shares of capital stock in the charitable trust and (e) no claim, cause of action or other recourse whatsoever against the purported transferor of such excess shares.  The Articles require that the Ex Stockholder is required to use best efforts and take all actions necessary or requested by the Fund to cooperate with the transfer of shares to a charitable trust or the deeming of the transfer void ab initio.

Any excess shares held in a charitable trust by a charitable trustee shall, within 20 days of receiving notice from the Fund that the excess shares have been transferred to the charitable trust established pursuant to the Articles, be sold to a person, designated by the charitable trustee, whose ownership of the shares will not violate the ownership limits set forth in the Articles. Upon any such sale, the interest of the beneficiary of the charitable trust in the shares will terminate and the charitable trustee shall distribute the net proceeds of the sale to the Ex

Stockholder and to the charitable beneficiary as follows: (a) the Ex Stockholder shall receive the lesser of (i) the price paid by the Ex Stockholder for the excess shares or, if the Ex Stockholder did not give value for the excess shares in connection with the event causing the shares to be held in the charitable trust, the market price (as defined in the Articles) of the shares on the day of the event causing the shares to be held in the charitable trust or (ii) the net sale proceeds received by the charitable trustee from the sale or other disposition of the Equity Shares held in the charitable trust and (b) the beneficiary of the charitable trustee would receive the balance of any net sales proceeds resulting from the disposition of the excess shares.

The Articles provide that all costs, expenses and compensation of the charitable trustee, as well as the Fund’s costs and expenses associated with enforcing the transfer restrictions shall be borne by the Ex Stockholder.

Any person who acquires or attempts or intends to acquire excess shares, or any person who otherwise anticipates ownership of excess shares, shall immediately give written notice to the Fund of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Fund such other information as the Fund may request. In addition, stockholders or owners of five percent or more of the Equity Shares are required, within three business days after a request from the Fund, to give written notice to the Fund stating (a) the name and address of such owner, (b) the number of Equity Shares actually owned and the number of Equity Shares beneficially owned or constructively owned and (c) a description of the manner in which the shares are held; provided that a stockholder who holds Equity Shares as nominee for another person, which other person is required to include in gross income the distributions received on such Equity Shares (an “Actual Owner”), shall give written notice to the Fund stating the name and address of such Actual Owner and the number of Equity Shares of such Actual Owner with respect to which the stockholder is nominee.

The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors.

The Fund has opted in to the Maryland Business Combination Act.  In general, the Maryland Business Combination Act prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested stockholder or an entity affiliated with the interested stockholder) with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder.

While some of the provisions described above are permitted by Maryland law, certain of the provisions described above are neither permitted nor prohibited by Maryland law.  A final judgment by a court about these provisions has not made as of the date of this prospectus and it is not clear what judgment a court would reach regarding these provisions.

Reference should be made to the Articles on file with the SEC for the full text of these provisions. See the Statement of Additional Information under “Certain Provisions in the Articles of Incorporation” for a discussion of the voting requirements applicable to certain other transactions.

REPURCHASE OF COMMON STOCK; TENDER OFFERS;
CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company and as such its Common Stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Stock will trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), net asset value, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Directors will regularly monitor the relationship between the market price and net asset value of the Common Stock. If the Common Stock were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of Common Stock on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.  Any determination to repurchase Common Stock would reduce the asset coverage for any Financial Leverage Instruments used by the Fund and might make it necessary or desirable for the Fund to decrease the amount of any Financial Leverage Instruments used by the Fund. As described in “Description of Shares—Preferred Stock,” the repurchase of Common Stock may be restricted or prohibited at times when there exist unpaid distributions on preferred stock.

If the Fund converted to an open-end management investment company, it would be required to stop using all Financial Leverage Instruments (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Stock would no longer be listed on the [NYSE MKT]. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders, market considerations and alternative actions that might be taken. Based on these considerations, even if the Common Stock should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its Common Stockholders, the Fund should not be converted to an open-end structure and, perhaps, that no other action should be taken at that time. See the Statement of Additional Information under

“Repurchase of Common Stock; Tender Offers; Conversion to Open-end Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following is a brief general summary of certain material federal income tax considerations affecting the Fund and the Common Stockholders with respect to the purchase, ownership, and disposition of Common Stock. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to Common Stockholders who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, REITs, insurance companies, brokers and dealers in securities or currencies, certain securities traders, individual retirement accounts, certain tax-deferred accounts, and, except as specifically provided under “Federal Income Taxation of Common Stockholders — Non-U.S. Stockholders” below, foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Stockholder and that you hold Common Stock as a capital asset. For purposes hereof, a “U.S. Stockholder” means a beneficial owner of Common Stock that, for federal income tax purposes, is (i) an individual who is a citizen or resident of the United States, (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds Common Stock, the federal income tax treatment of a partner in the partnership generally will depend on the partner’s status and the activities of the partnership. Partners of partnerships that hold Common Stock should consult their tax advisors.

The following discussion is based on the Code, the regulations thereunder, judicial authorities, published positions of the IRS, and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No assurance can be given that future legislation, regulations, administrative pronouncements, and/or court decisions will not significantly change applicable law and materially affect the conclusions expressed herein; any such change, even though made after an investor has invested in the Fund, could be applied retroactively.

No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment therein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of Common Stock will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local, or foreign tax consequences to you before making an investment in Common Stock.

Federal Income Taxation of the Fund

Although the Code generally provides that an investment company that is registered under the 1940 Act and satisfies certain requirements will qualify as a “regulated investment company” (“RIC”), which does not pay entity-level federal income tax if it distributes all of its income to its shareholders, the Fund does not meet certain of those requirements because most or substantially all of its investments will consist be in MLP securities. The RIC tax rules therefore do not apply to the Fund or to the Common Stockholders. As a result, the Fund will be treated as a “C” corporation for federal and state tax purposes and will pay federal income tax (currently at a maximum rate of 35%) and state income tax on its taxable income. The Fund also may be subject to a 20% alternative minimum tax (“AMT”) on its alternative minimum taxable income (“AMTI”) to the extent the AMT exceeds its regular income tax liability.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal tax purposes. As a partner in an MLP, the Fund must report its allocable share of the MLP’s Partnership Items in computing its taxable income, regardless of the extent (if any) to which the MLP makes distributions. Based on the Manager’s review of the historic results of the types of MLPs in which the Fund intends to invest, the Manager expects that the cash flow the Fund receives with respect to its MLP investments will generally exceed the taxable income the MLPs allocate to the Fund, which excess generally will not be currently taxable to the Fund but instead will result in a reduction of its adjusted tax basis in the MLPs, as described in the following paragraph. This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Manager’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will be subject to federal income tax at the regular graduated corporate tax rates on any gain recognized on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed its allocable share of the MLP’s taxable income will reduce the Fund’s adjusted tax basis in the MLP’s equity securities. These reductions in the Fund’s adjusted tax basis in MLP equity securities will increase the amount of gain (or decrease the amount of loss) the Fund will recognize on a subsequent sale of the securities.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of MLPs in which it invests may be treated as items of tax preference for purposes of calculating the Fund’s AMTI. Those items will increase the Fund’s AMTI and increase the likelihood that it will be subject to the AMT.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (2) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (3) cause the Fund to recognize income or gain without a corresponding receipt of cash, (4) adversely affect the time when a purchase or sale of stock or securities is deemed to occur, and (5) adversely alter the characterization of certain complex financial transactions.

Federal Income Taxation of Common Stockholders — U.S. Stockholders

Receipt of Distributions.  Distributions made to you by the Fund will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated E&P. Generally, a corporation’s E&P are computed based on taxable income, with certain specified adjustments. As explained above, based on the historic performance of the types of MLPs in which the Fund intends to invest, the Manager anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Manager anticipates that only a portion of the Fund’s distributions to you will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated E&P, your basis in the Common Stock with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) you realize on a subsequent sale or redemption of the stock. To the extent you hold Common Stock as a capital asset and have no further basis therein to offset a distribution, you must report the excess as capital gain. That gain will be long-term capital gain if you have held the Common Stock for more than one year.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s E&P. For example, its E&P will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s E&P being higher than its taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of E&P (treated as dividends) in excess of the amount of its taxable income for the year.

Dividends are expected to be eligible for the dividends-received deduction available to corporate shareholders. However, corporate shareholders should be aware that certain limitations apply to the availability of that deduction, including rules that limit the deduction in cases where (1) certain holding period requirements are not met, (2) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (3) the corporate shareholder’s investment in Common Stock is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund’s DRIP, on the Fund’s payment of a dividend you will be treated for federal income tax purposes as having received a taxable distribution from the Fund in an amount equal to the fair market value of the Common Stock issued to you under the DRIP. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Sales of Common Stock. On a sale of your Common Stock, you generally will recognize capital gain or loss equal to the difference between your cost of the stock and the amount of the sale proceeds. Any such capital gain or loss will be a long-term capital gain or loss if you held the Common Stock for more than one year at the time of disposition. Long-term capital gains of certain non-corporate Common Stockholders (including individuals) are currently subject to federal income taxation at a maximum rate of 20%. The deductibility of capital losses is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income (or “UBTI”).

Because the Fund is treated as a corporation for federal tax purposes, an owner of any Common Stock will not report on its federal income tax return any of the Partnership Items that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of Common Stock unless its ownership is debt-financed. In general, stock is considered to be debt-financed if the tax-exempt owner of the stock incurred debt to acquire the stock or otherwise incurred a debt that would not have been incurred if the stock had not been acquired.

Similarly, the income and gain realized from an investment in the Common Stock by an investor that is a RIC will constitute qualifying income for the RIC. Furthermore, the Common Stock will constitute a “qualifying asset” for a RIC, which generally must own at least 50% in qualifying assets at the end of each quarter of its taxable year, provided that the amount of the Common Stock it owns does not constitute more than 5% of the value of its total assets or more than 10% of the Fund’s outstanding voting securities.

Recently Enacted Legislation.  Recently enacted legislation requires certain U.S. Stockholders who are individuals, estates, or trusts to pay a 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of Common Stock. U.S. Stockholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of Common Stock.

Federal Income Taxation of Common Stockholders — Non-U.S. Stockholders

For purposes of this summary, the term “Non-U.S. Stockholder” means a beneficial owner of Common Stock that is not a U.S. Stockholder.

Receipt of Distributions.  Distributions by the Fund will be treated as dividends for federal income tax purposes to the extent paid from its E&P. Dividends the Fund pays to a Non-U.S. Stockholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Stockholder, the Non-U.S. Stockholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

If the amount of a distribution exceeds a Non-U.S. Stockholder’s allocable share of the

Fund’s current and accumulated E&P, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Stockholder’s tax basis in the Common Stock. To the extent that any distribution received by a Non-U.S. Stockholder exceeds the sum of (1) the Non-U.S. Stockholder’s allocable share of the Fund’s current and accumulated E&P and (2) the Non-U.S. Stockholder’s tax basis in the Common Stock, the excess will be treated as gain from the sale of the Common Stock and will be taxed as described in “Sales of Common Stock” below.

Sales of Common Stock.  A Non-U.S. Stockholder generally will not be subject to federal income tax on gain realized on the sale of Common Stock, except in the following cases:

●
The gain is effectively connected with the conduct of a trade or business of the Non-U.S. Stockholder within the United States (and, if the Non-U.S. Stockholder is a qualifying resident of a country with which the United States has a tax treaty, the gain is attributable to a permanent establishment maintained by the Non-U.S. Stockholder in the United States),

●	The Non-U.S. Stockholder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and who has a “tax home” in the United States, or

●
The Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Common Stock or, if shorter, within the period during which the Non-U.S. Stockholder has held the Common Stock. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. “real property interests” (as defined in the Code and applicable regulations), equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Stockholder’s disposition of Common Stock become, a U.S. real property holding corporation.

Any Non-U.S. Stockholder described in one of the foregoing cases is urged to consult his, her, or its own tax advisor regarding the federal income tax consequences of the sale or other disposition of Common Stock.

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), distributions from the Fund after December 31, 2013, may be subject to a U.S. withholding tax of 30% in the case of distributions to (1) certain non-U.S. financial institutions that either (A) have not entered into an agreement with the Treasury Department to collect and disclose certain information or (B) are not resident for tax purposes in a jurisdiction that has entered into an agreement with the IRS to collect and provide the information otherwise required and (2) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Proposed regulations designed to implement these and other features of FATCA (such as 30% withholding from the gross proceeds of the disposition of assets that produce interest and dividend income, such as the Common Stock) have been proposed, and the effective dates thereunder regarding those other features have frequently been delayed.

Backup Withholding

The Fund must withhold and remit to the U.S. Treasury 28% of dividends otherwise payable to any individual or certain other non-corporate Common Stockholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”).  Withholding at that rate also is required from the Fund’s dividends otherwise payable to such a stockholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a Common Stockholder's federal income tax liability or refunded.

UNDERWRITING

[______] are acting as representatives of the underwriters named below.  Subject to the terms and conditions stated in the Underwriting Agreement dated the date of this Prospectus with the Fund, NB Management and NB LLC (the “Underwriting Agreement”), each Underwriter named below has agreed to purchase from the Fund, and the Fund has agreed to sell to such Underwriter, the number of shares of Common Stock set forth below opposite their respective names.

Underwriter	Number of Shares of Common Stock

Total

The Underwriting Agreement provides that the obligations of the Underwriters to purchase Common Stock included in this offering are subject to approval of legal matters by counsel and to other conditions.  The Underwriters are obligated to purchase all shares of Common Stock offered hereby (other than those covered by the over-allotment option described below) if they purchase any of the shares of Common Stock.

The Underwriters, for whom [_______], are acting as representatives, propose to offer some of the Common Stock directly to the public at the public offering price on the cover page of this Prospectus and some of the Common Stock to dealers at the public offering price less a concession not to exceed $[___] per share of Common Stock.  The sales load the Fund will pay of $[___] per share of Common Stock is equal to [  ]% of the initial offering price.  The Underwriters may allow, and such dealers may reallow, a concession not to exceed $[___] per share of Common Stock on sales to certain other dealers.  If all of the Common Stock is not sold at the initial offering price, the representatives may change the public offering price and other selling terms.  Investors must pay on or before [_____], 2013 for any shares of Common Stock purchased in the initial public offering.  The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the Underwriters an option, exercisable for [45] days from the date of this Prospectus, to purchase up to an aggregate of [_____] additional shares of Common Stock at the public offering price, less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent that the Underwriters exercise this option, each of the Underwriters will be obligated, subject to certain conditions, to purchase an additional number of shares of Common Stock proportionate to such Underwriter’s initial purchase commitment.

The Fund, NB Management and NB LLC have agreed that, for a period of [180] days from the date of this Prospectus, they will not, without the prior consent of [_______], on behalf of the Underwriters, dispose of any shares of Common Stock or any securities convertible into or exchangeable for Common Stock.  [_______], in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the offering, there has been no public market for the Common Stock.  Consequently, the initial public offering price for the Common Stock was determined by negotiation among the Fund, NB Management and the representatives.  There can be no assurance, however, that the price at which the Common Stock will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Stock will develop and continue after this offering.  The Fund expects to list its Common Stock on the [NYSE MKT] under the symbol “[___].”

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering.  These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional shares of Common Stock.

Paid By Fund
	No Exercise	Full Exercise
Per Share of Common Stock	$[___]	$[___]

Total	$[___]	$[___]

The Fund, NB Management and NB LLC have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including certain liabilities under the Securities Act.

The Common Stock will be sold to ensure that [NYSE MKT] distribution standards (round lots, public shares and aggregate market value) will be met.

Certain Underwriters may make a market in the Common Stock after trading in the Common Stock has commenced on the [NYSE MKT].  No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter.  No assurance can be given as to the liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by any Underwriter.  This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Stock at a level above that which might otherwise prevail in the open market.  A “stabilizing bid” is a bid for or the purchase of the Common Stock on behalf of the Underwriter for the purpose of fixing or maintaining the price of the Common Stock.  A “covering transaction” is a bid for or purchase of the Common Stock on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering.  A “penalty bid” is a contractual arrangement whereby if, during a specified period after the issuance of the Common Stock, the Underwriters purchase Common Stock in the open market for the account of the underwriting syndicate and the Common Stock purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Stock in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Stock in question.  As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Stock if their customer resells the Common Stock while the penalty bid is in effect.  The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.  These transactions may be effected on the [NYSE MKT] or otherwise.

The Underwriting Agreement provides that it may be terminated by the representatives, without liability on the part of any Underwriter to the Fund, NB Management or NB LLC, by notice to the Fund, NB Management and NB LLC if, prior to the delivery of and payment for the Common Stock, (i) trading in the Common Stock shall have been suspended by the SEC or the [NYSE MKT] or trading in securities generally on the [NYSE MKT] shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on such exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the representatives’ sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Common Stock as contemplated by this Prospectus.

The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the

Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Prior to the public offering of Common Stock, [_____] will purchase Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business addresses of the principal underwriters are: [_______]

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund will be [_______]. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, stockholder services and distribution paying agent will be [_________].

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by K&L Gates LLP, Washington, D.C., and for the Underwriters by [____].

The information in this statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion
Preliminary Statement of Additional Information Dated [________], 2013

NEUBERGER BERMAN MLP INCOME FUND INC.
STATEMENT OF ADDITIONAL INFORMATION

Neuberger Berman MLP Income Fund Inc. (the “Fund”) is a newly organized, diversified closed-end management investment company.

This Statement of Additional Information (“SAI”) relating to shares of common stock of the Fund (“Common Stock”) is not a prospectus and should be read in conjunction with the Fund’s Prospectus relating to Common Stock dated [_____], 2013 (“Prospectus”).  This SAI does not include all information that a prospective investor should consider before purchasing Common Stock, and investors should obtain and read the Fund’s Prospectus prior to purchasing such shares.  You can get a free copy of the Prospectus from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling 877-461-1899.  You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (“SEC”).  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC.  “Neuberger Berman Management LLC” and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

This Statement of Additional Information is dated [________], 2013

TABLE OF CONTENTS

Page

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	1
INVESTMENT STRATEGIES, TECHNIQUES AND RISKS	3
PORTFOLIO TRADING AND TURNOVER RATE	24
MANAGEMENT OF THE FUND	24
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	31
PORTFOLIO TRANSACTIONS	37
DISTRIBUTIONS	42
DESCRIPTION OF SHARES	43
CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION	46
REPURCHASE OF COMMON STOCK; TENDER OFFERS; CONVERSION TO OPEN-END FUND	47
TAX MATTERS	48
REPORTS TO STOCKHOLDERS	54
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT	54
INDEPENDENT AUDITORS	54
COUNSEL	54
REGISTRATION STATEMENT	54
FINANCIAL STATEMENT	56
APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	A-1

i

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

The investment objectives and general investment policies of the Fund are described in the Prospectus.  Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.  In the SAI, the term “Manager” refers to NB Management or Neuberger Berman LLC, the Fund’s sub-adviser (“NB LLC”), as appropriate.

Unless otherwise specified, the investment objectives, policies and limitations of the Fund are not fundamental.  Any investment policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the “Board”) without stockholder approval.  The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of common stock (“Common Stock”) and, if issued, preferred stock (“Preferred Stock”) voting as a single class, as well as by the vote of the holders of a majority of the outstanding shares of Preferred Stock tabulated separately.  A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less.  These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”).

Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.  If, because of changes in the value of the Fund’s portfolio, the asset coverage for any notes (“Notes”) or other borrowings were to fall below 300%, this would limit the Fund’s ability to pay dividends and other distributions, and, therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.

The Fund’s fundamental investment policies and limitations are as follows:

1.           Borrowing.  The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

2.           Commodities.  The Fund may not purchase physical commodities or contracts thereon, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities other than foreign currency), foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

3.           Industry Concentration.  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of

1

issuers having their principal business activities in the same industry. This limitation does not apply to the natural resources industry and securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.           Lending.  The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objectives, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

5.           Real Estate.  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

6.           Senior Securities.  The Fund may not issue senior securities, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.           Underwriting.  The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness regarding a loan for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.  A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.  Any Preferred Stock would be considered senior securities under the 1940 Act.  The Fund may only issue Preferred Stock if the asset coverage (as defined in the 1940 Act) with respect to Preferred Stock would be at least 200% after such issuance.

To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by the Manager to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund’s issuance of Preferred Stock.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the fullest extent permitted by the 1940 Act or by any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

2

If rating agencies assign different ratings to the same security, the Manager will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.

Cash Management and Temporary Defensive Positions.

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objectives, policies and techniques in the Prospectus.  The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not.  The principal risks of the Fund’s principal strategies are discussed in the Prospectus.  The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Overview of MLPs

The Fund will invest in securities of MLPs.  MLPs are designed to promote the efficient management of various natural resources and energy assets held by their owners. The Lead Portfolio Manager has over a decade of experience investing in such entities. Organizers of MLPs can be public and private companies, investment funds, limited partnerships or limited liability companies, as well as other legal entities. MLPs generally function as tax “flow-through” structures that do not incur entity-level federal income tax. This contrasts with most corporations, which are generally subject to a “two-tiered” system of taxation (whereby taxes are levied once upon income earned by a corporation and again on dividends paid by the corporation to investors). The result is that distributions to qualified investors (such as the Fund) who acquire public securities of such MLPs should not be subject to an additional layer of entity-level tax.

The beneficial tax status of MLPs stems in part from legislation enacted in the mid-1980s, when Congress narrowed rules to permit favorable tax treatment for MLPs whose income was derived from operating in various segments of the natural resources and energy industry. Under current tax law, MLPs that generate at least 90% of “qualifying income” (as defined in Section 7704(d) of the Code)—meaning income derived from a range of natural resources operations, including the exploration, development, mining, production, refining, transportation, or marketing of any non-renewable mineral or natural resource and certain other activities—will not be taxed as corporations for tax purposes. Because each investor is taxed individually on its allocable share of an MLP’s income, MLPs generally aim to distribute a high percentage of their current operating cash flow.

If the Fund maintains at least a one-year holding period, capital gains recognized upon the disposition of the relevant securities will generally, subject to certain exceptions, be long-term capital gains which may be subject to a reduced rate of taxation for individual Stockholders.  As further described in the Prospectus, in the case of a disposition of an interest in an MLP, this

3

gain will generally be taxed as capital gain.  A portion of this gain, which will likely be substantial, however, will be separately computed and will be taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to any “unrealized receivables” and “inventory items” (“Section 751 Assets”), including any depreciation or depletion recapture.  There can be no assurance as to the types of income that the Fund will recognize with respect to its underlying investments.  In addition, the Fund may not hold investments for a period of one year or more, and a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Generally, the “midstream” energy sector of the natural resources industry includes activities relating to the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure. Other segments of the natural resources industry include the operations of “upstream” companies, which are engaged in a variety of activities relating to the development and extraction of energy resources, including natural gas and natural gas liquids, crude oil and coal from onshore and offshore geological reservoirs, and “downstream” companies, which are engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as customer-ready natural gas, propane and gasoline, and the generation, transmission and distribution of power and electricity.

Ownership Structure of MLPs.  MLPs structured as limited partnerships have two classes of owners: a general partner and one or more limited partners.  Both classes of owners are governed by the terms of a limited partnership agreement establishing their respective rights with regard to the income and liabilities of the MLP.  The Fund may invest in general partner or limited partner interests of MLPs, but will generally only invest in general partner interests of MLPs to the extent that such interests are publicly traded.  The general partner typically manages the day-to-day affairs of the MLP and controls its operations, while the limited partners do not participate in the daily management of the MLP and receive passive ownership interests in the form of common units. The general partner often holds a 2% ownership stake in the MLP and will be eligible to receive incentive distributions that increase based on specified profit targets attained by the MLP. Likewise, limited partners receive periodic distributions (usually quarterly) on a pre-tax basis until the unitholder sells its ownership interest in the MLP. Common units and general partner interests also generally accrue arrearage rights to the extent certain distribution payment schedules are not met, but the subordinated units generally do not accrue such arrearages.

MLPs structured as limited liability companies also issue common and subordinated units. However, rights afforded to interest holders in a limited liability company (called “members”) vary from those granted under the limited partnership ownership structure, in that limited liability company members typically have broader voting rights than limited partners in a limited partnership.  Limited liability company common units represent an equity ownership interest in an MLP, entitling the holders to a share of the MLP’s assets through distributions and/or capital appreciation. Limited liability company MLPs generally have only one class of equity, but in cases where there are subordinated classes, common unitholders generally have preferential distribution rights relative to rights held by subordinated unitholders, as well as arrearage rights if certain distribution payment schedules are not met. In the event of liquidation,

4

limited liability company common unitholders have a right to the MLP’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full.  Limited liability company common units may trade on a national securities exchange or over-the-counter.  In contrast to limited partnerships, limited liability companies have no general or limited partner and often there are no incentive distribution rights, like those that most limited partnerships have, which entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, limited liability company common unitholders typically have voting rights with respect to the limited liability company, whereas limited partnership common unitholders generally have limited voting rights.

The summary below describes some of the various kinds of MLP securities that the Fund might acquire (please note that actual securities acquired by the Fund may not be reflected below or might vary from those discussed herein):

Equity Securities of MLPs Structured as Limited Partnerships

●
MLP Common Units. As stated above, MLP common units represent a limited partnership interest in the MLP.  Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing open-market conditions (including changes in interest rates) and the success of the MLP. The Fund intends to purchase common units in market transactions as well as directly from MLPs or other parties in private placements.

MLPs also may issue new classes of units, such as class B units, that contain distinct structural modifications. For example, a new class of equity could be used to issue securities that do not receive a distribution for some specified period before converting into standard common units.

●
MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors such as the Fund.

MLP subordinated units in which the Fund may invest generally convert to common units at a one-to-one ratio at a specified date or upon a specified event. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the amount of the equity purchased relative to daily trading volumes, and other factors.

●
MLP Preferred Units. MLP preferred units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

●
i-Units or i-Shares. i-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of i-Shares to purchase limited partnership interests in the MLP in the form of i-Units. i-Units have similar features to MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate

5

receives additional i-Units in an amount equal to the cash distributions received by holders of MLP common units. Similarly, holders of i-Shares will receive additional i-Shares, in the same proportion as the MLP affiliate’s receipt of i-Units, rather than cash distributions. i-Shares themselves have limited voting rights which are typically similar to those applicable to MLP common units. The MLP affiliate issuing the i-Shares is structured as a corporation for federal income tax purposes.

●
General Partner Interests. General partner interests in MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and private investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are typically not publicly traded, although they may be owned by publicly traded entities. The Fund will generally only invest in such general partner interests to the extent that they are publicly traded or made available indirectly through publicly traded general partner holding companies. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unitholders increase to certain prescribed levels. General partner interests generally cannot be converted into common units. The general partner interests can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Equity Securities of MLPs Structured as Limited Liability Companies.  As discussed above, MLP common units represent an equity ownership interest in an MLP, entitling the holder to a share of the MLP’s success through distributions and/or capital appreciation. MLP subordinated units are a separate class of limited liability company interests, and the rights of holders of subordinated units to participate in distributions to unitholders differ from, and are subordinated to, the rights of the holders of common units. Unlike common units, subordinated units generally are not publicly traded.

Equity Securities of General Partner Holding Companies.  General partner holding companies own partnership interests, including the general partner interest, in publicly traded MLPs. These companies generally do not own separate operating assets directly, and therefore rely on the distributions on the MLP interests they own as their primary means of cash flow. Publicly traded general partner holding companies are structured as corporations, limited partnerships and limited liability companies. As such, the Fund’s investments in general partner holding companies may be in the form of common stock or common units. General partner holding companies generally do not have incentive distribution rights or subordinated units.

PIPEs and other Private Securities Issued by MLPs and Similar Entities

The Manager may also elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP

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preferred units. The Manager expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods.

PIPEs involve the direct placement of equity securities to a purchaser such as the Fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. The following highlights some of the reasons MLPs choose to issue equity through private placements:

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Effective acquisition funding vehicle. MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities. PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk. This avoids equity overhang issues (discussed below) and can ease rating agency concerns over interim excessive leverage associated with an acquisition.

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Eliminates or reduces equity overhang issues. Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term. An example of this is when an MLP closes a sizeable acquisition funded under its credit facility or with another form of debt financing. In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls. Issuing units through a PIPE in conjunction with the acquisition eliminates this equity overhang.

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Broadens investor base. Public equity offerings for MLPs are typically allocated primarily to retail investors. Private placements allow issuers to access new pools of equity capital. In addition, institutional investors, such as the Fund, that participate in PIPEs are potential investors for future equity financings.

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Greater structural flexibility. Certain acquisitions and organic development projects require a more structured form of equity. For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period. The public equity market is generally not an efficient venue to raise this type of specialized equity. Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs are believed by the Manager to be likely to remain an important funding component in the MLP sector.

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Avoided cost and uncertainty of public equity issuance. Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering. The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer. The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.

●	More expedient process with limited marketing requirements. Unlike public equity offerings, private placements are typically more time efficient for management teams, with

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negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.

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Monetizations. Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units. As these units are not registered, monetization alternatives are limited. PIPEs provide liquidity in these situations.

Many MLPs rely on the private placement market as a source of equity capital. Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.

Collective Investment Vehicles That Primarily Hold MLP Interests

The Fund may invest in securities of collective investment vehicles, such as other closed-end or open-end investment companies, including exchange-traded funds, that primarily hold MLP interests.  The Fund may invest in these collective investment vehicles to the extent permitted by the 1940 Act. The Fund may invest in such collective investment vehicles during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive MLP securities available in the market, or when the Manager believes share prices of such collective investment vehicles offer attractive values. The Fund may invest in collective investment vehicles that are advised by the Manager or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in a collective investment vehicle, the Fund will bear its ratable share of that collective investment vehicle’s expenses, and would remain subject to payment of any management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in such collective investment vehicles. The Manager will take expenses into account when evaluating the investment merits of an investment in a collective investment vehicle relative to available investments. In addition, the securities of such collective investment vehicles may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in collective investment vehicles, the Fund will be dependent upon the investment and research abilities of persons other than the Manager.

REITs

In addition to investing in public securities of other non-MLP companies, the Manager may invest in REITs. REITs may generally be described as pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which Equity REITs invest typically include properties such as office,

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retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

The types of REITs described  above are dependent upon  management  skill, are not diversified and are subject to heavy cash flow  dependency,  defaults by borrowers,  self-liquidation  and the  possibility  of failing  to  qualify  for conduit income tax treatment under the Code and/or failing to maintain exemption from the 1940 Act. REITs are  subject  to  management  fees and other  expenses.  Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations.  At the same time, the Fund will continue to pay its  own  management  fees  and  expenses  with  respect  to all of its  assets, including  any  portion  invested  in the  shares of REITs.

 REITs are generally not taxed on income and gains that they distribute to stockholders but are legislatively required to distribute at least 90% of their ordinary income in order to avoid corporate level taxation. A REIT may be subject to various taxes if it (i) fails to distribute income, (ii) ceases to meet certain other requirements or (iii) engages in certain “prohibited transactions.”  REITs may be generally classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs generally combine the characteristics of both equity and mortgage REITs.

           Equity Securities

Common Stocks.  The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market

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price of the underlying common stock. When investing in convertible securities, the Fund may invest in the lowest credit rating category. Certain convertible securities that may be considered high yield securities.

Preferred Stock.  The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Funds may invest in the lowest credit rating category.

Warrants and Rights.  The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Swap Agreements.  The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm's creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreements may have as reference obligations one or more securities that are

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not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer of a credit default swap, and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, whose value may have significantly decreased. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks and the risk of default with respect to the reference obligation itself, there is a risk of default by the counterparty to the credit default swap. Credit default swaps are also subject to illiquidity risk, leverage risk and legal and regulatory risks, as well as other risks generally associated with derivatives.

The seller of a credit default swap faces certain additional risks. The seller does not have a contractual relationship with, and may not hold any interest in, the reference entity. Accordingly, the seller has no right to directly enforce compliance by the reference entity with the terms of the reference obligation, nor will the seller have any voting or other consensual rights with respect to the reference obligation. As a result, the seller may not be able to minimize the possibility of the occurrence of a credit event. In addition, if a credit were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Furthermore, if the credit default swap is terminated prematurely at a time when the market value of the reference obligation has declined, the Fund may owe a significant termination payment to the counterparty. The Fund may need to post initial margin to a segregated collateral account in order to support its obligations and there can be no assurance that the Fund will be able to recover such collateral if the buyer becomes bankrupt or insolvent.

In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Dollar Rolls. In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be

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viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.

Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.

Short Sales. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the Manager believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.  The Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

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Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Contracts and Options on Foreign Currencies (collectively, “Financial Instruments”)

Futures Contracts and Options Thereon.  The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates.  Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities.  The Fund may invest in (i) interest rate and securities index futures and options thereon as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Fund.

The Fund may also invest in futures contracts and options thereon for investment purposes.  For example, the Fund may purchase a currency futures contract or a call option thereon when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time.  A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time.  Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets.  A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month.  This may result in a profit or loss.  While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

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“Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund’s futures positions.  The margin deposit made by the Fund when it enters into a futures contract (“initial margin”) is intended to assure its performance of the contract.  If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”).  However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund.  In computing its NAV, the Fund marks to market the value of its open futures positions.  The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased).  If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period.  The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put).  Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option.  That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.  Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options will benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts.  The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.  At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund.  The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates.  This would reduce the value of such contracts used for hedging purposes over a short-term period.  Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss, or gain, to the investor.  Losses that may arise from certain futures transactions are potentially unlimited.

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Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses.  In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on its NAV.

New options and futures contracts and other financial products may be developed from time to time.  The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objectives and the regulatory requirements applicable to investment companies.

Risks of Futures and Options on Futures.  The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

Successful use of hedging transactions depends upon the Manager’s ability to correctly predict the direction of changes in interest rates. While the Manager is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to it, it will not enter into such transaction.

The Fund may purchase and sell futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates.  The Fund will not engage in transactions in futures and options on futures for speculation.

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The Fund may purchase and sell stock index futures contracts and options thereon.  For purposes of managing cash flow, the managers may use such futures and options to increase the Funds’ exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities.  The Fund may write covered call options and may purchase call options.  The purpose of writing covered call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income.  Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option.  The Fund receives a premium for writing the call option.  When writing call options, the Fund writes only “covered” call options on securities it owns. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price.  The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do) but is capable of enhancing the Fund’s total return.  When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.  The Fund may purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

The Fund may write covered call options and may purchase call options on debt securities and foreign currencies in its portfolio for hedging purposes and non-hedging purposes.

The Fund may write covered call options for the purpose of producing income. The Fund will write a call option on a security or currency only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

Put Options on Securities.  The Fund may write and purchase put options on securities.  The Fund will receive a premium for writing a put option, which obligates it to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option.  The Fund may be obligated to purchase the underlying security at more than its current value.

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When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date.  The Fund might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Portfolio securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objective.  When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.  If a put option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium.

The Fund may write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) and for non-hedging purposes.

General Information about Securities Options.  The exercise price of an option may be below, equal to or above the market value of the underlying security at the time the option is written.  Options normally have expiration dates between three and nine months from the date written.  The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series.  If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option.  In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee.  Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option.  There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration.  Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted.  In the event of the counter-party’s insolvency, the Fund may be unable to liquidate its options position and the associated cover.  The Manager monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market.  The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment.  The premium received by the Fund for writing an option is recorded as a liability

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on the Fund’s statement of assets and liabilities.  This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security.  Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both.  There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices.  If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option.  Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions.  From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory.  In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Options on Securities Indices and Other Financial Indices. The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other investment except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the

18

case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may by multiplied by a formula value. The seller of the obligation is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Foreign Currency Transactions.  The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price (“forward contracts”).  The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates.  Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.  The Fund may also purchase and sell forward contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract.  If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.  If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies.  For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the

19

U.S. dollar increased against that currency.  Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if the Manager is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established.  If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation.  Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities.  Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid.  The Fund may experience delays in the settlement of its foreign currency transactions.

The Fund may invest in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them.  The Fund may also invest in foreign currency derivative instruments, including forward contracts, for non-hedging purposes.

Options on Foreign Currencies.  The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein.  Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.  The Fund may use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.  The Fund may also use put and call options on foreign currencies for non-hedging purposes.

The Fund is not obligated to hedge its foreign currency exposure or to use options on foreign currencies and it makes no representation as to the availability, use or success of any such technique.

Combined Transactions.  The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions will normally be entered into by the Fund based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s management objective.

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Cover for Financial Instruments.  The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian, or designate on its records as segregated, the prescribed amount of cash or appropriate liquid securities. Such segregated assets cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments.  The primary risks in using Financial Instruments for hedging are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments.  In using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected by the Portfolio Manager to resemble or offset that of the Fund’s underlying securities or currency.  There can be no assurance that the Fund’s use of Financial Instruments will be successful.

The Fund may also use these instruments for non-hedging purposes which adds additional risk of loss because the Fund may not have an offsetting position in the underlying instrument.  Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

The Fund is not obligated to use any Financial Instruments and make no representations as to the availability or use of these techniques at this time or at any time in the future.

When using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency.  The Manager intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.

Regulatory Limitations on Using Financial Instruments.  Under  recent amendments to CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such

21

positions and excluding the amount by which options  that are "in-the-money" at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions).   The CFTC amendments became effective on April 24, 2012, but the CFTC also provided that swaps may be excluded from the computation of trading limits until December 31, 2012.  When the CFTC adopted these amendments, it further provided “grandfather” relief so that registered investment companies that filed exemption notices prior to April 24, 2012, under CFTC Regulation 4.5 as that regulation was in effect prior to that date, could continue to operate in accordance with those exemptions through December 31, 2012.  In addition, pursuant to a CFTC staff no-action letter issued on July 13, 2012, registered investment companies may file a notice to claim no-action relief for new funds launched after that date under the conditions of CFTC Regulation 4.5 as that regulation was in effect prior to April 24, 2012, and such no-action relief will expire on December 31, 2012.

Accounting Considerations for Financial Instruments.  When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked to market to reflect the current market value of the option written.  When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities.  The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

Risks of Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. In addition, a portfolio company may issue to the Fund a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which the Fund invests. It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities are rated Ba1 or lower by Moody’s Investor Services, Inc., or BB+ or lower by Fitch Ratings, Inc. or Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or comparably rated by another rating agency. Below investment grade and

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unrated debt securities generally pay a premium above the yields of U.S. Government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which the Fund may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in its portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest.

Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Greenfield Projects.  Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Fund may invest in the equity of greenfield projects or the secured debt of greenfield projects. However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. The Manager believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides the Fund with the opportunity to earn higher returns. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes

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in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Initial Public Offerings (“IPOs”).  Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. The Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Its investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO investments may be held a short time, and could increase portfolio turnover.

PORTFOLIO TRADING AND TURNOVER RATE

The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed [__]%.  The Fund’s turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective.  For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates.  Higher turnover rates can result in corresponding increases in the Fund’s transaction costs, which must be borne by the Fund and its stockholders.  High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for federal income tax purposes.  Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

MANAGEMENT OF THE FUND

Directors and Officers

The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and NB LLC.  Subject to the provisions of the Fund’s Articles, its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.  Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s management and sub-advisory agreements and other principal agreements.

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The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management.

The Board of Directors

To be added by amendment.

Information about the Officers of the Fund (other than those listed above)

To be added by amendment.

Additional Information About Directors

In nominating each candidate to serve, the Board was generally aware of each Director’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Director, their demonstrated willingness to take an independent and questioning stance toward management.  Each Director also now has considerable familiarity with the funds in the Neuberger Berman fund complex, their investment manager and sub-adviser, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a director of the funds in the Neuberger Berman fund complex.  No particular qualification, experience or background establishes the basis for any Director’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director.

Independent Directors

To be added by amendment.

Directors who are “Interested Persons”

To be added by amendment.

Board of Directors and Committee Meetings

The Board is responsible for managing the business and affairs of the Fund. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment management and sub-advisory contracts and other principal contracts.

The Board plans to appoint an Independent Director to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities will be (i) to participate in the preparation of the

25

agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Articles or By-laws, the designation as Chair does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, the Board plans to establish a committee structure through which the Board will consider and address important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Directors also will regularly meet outside the presence of management and will be advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board will periodically evaluate its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Directors, the range of experience represented on the Board, and the Board’s responsibilities.

The Board does not have a standing compensation committee although the Governance and Nominating Committee will consider and make recommendations relating to Independent Director compensation to the Board.

Audit Committee. The purposes of the Fund’s Audit Committee will be (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board; and (f) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in proxy statements relating to the election of directors. The independent registered public accounting firm for the Fund shall report directly to the Audit Committee. The Fund has adopted a written charter for its Audit Committee. The charter of the Audit Committee is available on NB Management’s website at www.nb.com. The Audit Committee of the Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund’s independent registered public accounting firm to each member of the Committee between meetings of the Committee.

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The Audit Committee of the Fund will be composed entirely of Independent Directors who are also considered independent under the listing standards applicable to the Fund. Its members are [_____].

Closed-End Funds Committee. The Fund’s Closed-End Funds Committee will be responsible for consideration and evaluation of issues specific to the Fund. Its members are [____].

Contract Review Committee. The Contract Review Committee of the Fund will be responsible for overseeing and guiding the process by which the Independent Directors annually consider whether to continue the Fund’s principal contractual arrangements. Its members are [____].

Ethics and Compliance Committee. The Ethics and Compliance Committee of the Fund will generally oversee: (a) the Fund’s program for compliance with Rule 38a-1 under the 1940 Act and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) compliance with the Fund’s Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors), (c) the activities of the Fund’s Chief Compliance Officer (“CCO”); and (d) activities of management personnel responsible for operational risk management. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee). The Committee’s primary function is oversight. Each investment manager, sub-adviser, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are [_____].  The Board will receive at least annually a report on the compliance programs of the Fund and Service Providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from the Fund, NB Management and NB LLC.

Executive Committee. The Executive Committee of the Fund will be responsible for acting in an emergency when a quorum of the Board is not available; the Committee has all the powers of the Board when the Board is not in session to the extent permitted by Maryland law. Its members are [______].

Governance and Nominating Committee. The Governance and Nominating Committee of the Fund will be responsible for: (a) considering and evaluating the structure, composition and operation of the Board and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Directors and of those officers (except the CCO) as to whom the Board is charged with approving compensation. The selection and nomination of candidates to

27

serve as independent directors is committed to the discretion of the current Independent Directors. Its members are [______].

Investment Performance Committee. The Investment Performance Committee of the Fund will be responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management. Its members are [_____].

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee of the Fund (a) generally will monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) will consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, will establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) generally will oversee the program by which the adviser seeks to monitor and improve the quality of execution for portfolio transactions; and (e) will generally oversee the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the adviser or any affiliate of the adviser as principal or agent. Its members are [______].

Risk Management Oversight

As an integral part of its responsibility for oversight of the Fund in the interests of stockholders, the Board oversees risk management of the Fund’s administration and operations.  The Board views risk management as an important responsibility of management.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Fund’s investment manager, the Fund’s sub-adviser, and the affiliates of the investment manager and the sub-adviser, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the CCO, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Fund’s independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk

28

management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Compensation

The following table sets forth information concerning the compensation of the Fund’s Directors. The Fund does not have any pension or retirement plan for its Directors. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending October 31, 2013.  For the calendar year ended December 31, 2012, the Directors received the compensation set forth in the following table for serving as trustee/director of the funds in the Neuberger Berman fund family. Each officer and Director who is a director, officer or employee of NB Management, NB LLC or any entity controlling, controlled by or under common control with NB Management or NB LLC serves as a Director and/ or officer without any compensation from the Fund.

The following table sets forth information concerning the compensation of the Directors of the Fund.  The Fund does not have any retirement plan for its Directors.

TABLE OF COMPENSATION

To be added by amendment.

Name and Position with the Fund	Aggregate Compensation from the Fund for the Fiscal Year Ended October 31, 2013	Total Compensation from Registered Investment Companies in the Neuberger Berman Fund Complex Paid to Directors For Calendar Year Ended December 31, 2012
Independent Directors

Directors who are “Interested Persons”

*  Since the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of

29

the Neuberger Berman fund complex.  The estimate is for the fiscal year ending October 31, 2013.

Ownership of Securities

Since the Fund has not yet commenced operations, none of the Directors own Fund shares as of the date of this SAI.

Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2012.  To be added by amendment.

Name of Director	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*

Independent Directors

Directors who are “Interested Persons”

* Valuation as of December 31, 2012

Independent Fund Directors Ownership of Securities

As of [_______], 2012, no Independent Director (or his/her immediate family members) owned securities of NB Management or NB LLC or securities in an entity controlling, controlled by or under common control with NB Management or NB LLC (not including registered investment companies).

Codes of Ethics

The Fund, NB Management and NB LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management or NB LLC. The Portfolio Managers and other investment personnel who comply with the policies’ pre-clearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by

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writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management will serve as the investment manager to the Fund pursuant to a management agreement with the Fund, dated as of [_____], 2013 (“Management Agreement”). NB Management also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds and other registered investment companies. As of [______], 2012, NB Management and its affiliates had approximately $[___] billion in assets under management.  NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management.  The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

The Management Agreement provides that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.  In the event that litigation against NB Management, in connection with its obligations under the Management Agreement or Administration Agreement (described below), ends with a determination that NB Management acted without culpability, the Fund will reimburse NB Management for reasonable attorney’s fees and other expenses.  In the event a matter ends without a court ruling on NB Management’s culpability, any unresolved issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel.  The Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determines that NB Management is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions.  NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management.  Director(s) and/or officer(s) of NB Management and/or NB LLC, currently serve as Directors and officers of the Fund.  See “Directors and Officers.”

Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of [__]% of the Fund’s

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average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (“Managed Assets”).  The liquidation preference of the Preferred Stock is not a liability or permanent equity.

NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated as of [_____], 2013 (“Administration Agreement”).  Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund’s stockholder servicing agent.  NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities.  NB Management solicits and gathers stockholder proxies, performs services connected with the Fund’s exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

For administrative services, the Fund pays NB Management at the annual rate of [__]% of average daily Managed Assets. With the Fund’s consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement.  In addition, the Fund may compensate such third parties for accounting and other services.

All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Management Agreement continues until [_____], 2015.  The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Directors who are not “interested persons” of NB Management or the Fund (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.  The Administration Agreement continues for a period of two years after the date the Fund became subject thereto.  The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Directors, and (2) by the vote of a majority of the Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

The Management Agreement is terminable, without penalty, on 60 days’ written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days’ written notice either by NB Management or by the Fund.  Each Agreement terminates automatically if it is assigned.

Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not “interested persons” of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders,

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expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments.  The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board.  The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Sub-Adviser

NB Management will retain NB LLC, 605  Third Avenue, 41st Floor, New York, New York 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated as of [_____], 2012 (“Sub-Advisory Agreement”).

The Sub-Advisory Agreement for the Fund provides in substance that NB LLC will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Sub-Advisory Agreement permits NB LLC to effect securities transactions on behalf of the Fund through associated persons of NB LLC.  The Sub-Advisory Agreement also specifically permits NB LLC to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB LLC has no current plans to pay a material amount of such compensation. NB LLC also serves as a sub-adviser for other investment companies managed by NB Management.

The Sub-Advisory Agreement continues until [_____], 2015, and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement.  The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by NB LLC on not less than 30 nor more than 60 days’ prior written notice.  The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.  NB LLC and NB Management employ experienced professionals that work in a competitive environment.

The Sub-Advisory Agreement provides that NB LLC shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Management and Control of NB Management and NB LLC

NB Management and NB LLC are indirect subsidiaries of Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”).  The directors, officers and/or employees of NB Management and/or NB LLC, who are deemed "control persons," all of whom have offices at the same address as NB Management and NB LLC are: Kevin Handwerker, Joseph Amato, and Robert Conti.  Mr. Amato is a Director of the Fund and Mr. Conti is both a Director and an officer of the Fund.

The majority of NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”), which was formed to facilitate the May 4, 2009 management buyout of certain of the investment management businesses conducted by Lehman Brothers Holdings Inc. (“LBHI”). NBSH which

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is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns approximately 55% of NBG’s common units, and LBHI and certain of its subsidiaries (collectively the “LBHI Parties”) own the remaining 45% of such common units.

LBHI filed a voluntary petition under Chapter 11 on September 15, 2008.  On December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of NB Management, NB LLC and Neuberger Berman Fixed Income LLC, as well as certain alternative asset management businesses of LBHI’s Investment Management Division to NBSH. LBHI’s bankruptcy proceedings had no material impact on the operations of the Neuberger Berman Funds.

On December 14, 2011, the United States Bankruptcy Court for the Southern District of New York approved a motion filed by LBHI that provides NBG with the opportunity to redeem the LBHI Parties’ interest in preferred and common equity of NBG.  Pursuant to the terms of an agreement entered into on March 4, 2012 by and among NBG, NBSH and the LBHI Parties (the “Redemption Agreement”), on March 16, 2012 (the “Preferred Redemption Date”), NBG redeemed and retired all of its issued and outstanding preferred units.  Under the terms of the Redemption Agreement, as a result of NBG redeeming and retiring its preferred units issued and outstanding immediately prior to the Preferred Redemption Date, it is entitled, but not obligated, to redeem a number of Class A common units held by the LBHI Parties equal to 10% of NBG’s aggregate common units issued and outstanding immediately preceding the Preferred Redemption Date.  In accordance with certain of the provisions of NBG’s Third Amended and Restated Limited Liability Company Agreement, which became effective on the Preferred Redemption Date, the remaining common units not owned by NBSH may be redeemed over the course of the next four to five years. On March 6, 2012, LBHI emerged from bankruptcy.

Portfolio Manager Information

Accounts Managed

Douglas A. Rachlin, Yves C. Siegel and Mark D. Sullivan will serve as Portfolio Managers of the Fund. The table below describes the accounts for which they have day-to-day management responsibility as of [______], 2012.

To be added by amendment.

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Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Douglas A. Rachlin
Registered Investment Companies*
Other Pooled Investment Vehicles
Other Accounts**

Yves C. Siegel
Registered Investment Companies*
Other Pooled Investment Vehicles
Other Accounts**

Mark D. Sullivan
Registered Investment Companies*
Other Pooled Investment Vehicles
Other Accounts**
* Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Fund.
** Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests. In such as case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if the Manager and a

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Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.

NB Management, NB LLC and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect and effectively address each and every situation in which a conflict arises.

Compensation of Portfolio Managers by NB Management and NB LLC

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period. Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

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Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party). The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Securities

Since the Fund is new and has not yet commenced operations, the Portfolio Managers do not beneficially own any Common Stock of the Fund.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management and NB LLC (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management and NB LLC have varied from one another in the past and are likely to vary in the future.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by NB Management or NB LLC are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of Directors that the desirability of the Fund’s having their advisory arrangements with NB Management or NB LLC outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of NB Management or NB LLC (including the Fund, the Other NB Funds, and other managed accounts) and personnel of NB Management or NB LLC and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB

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Management or NB LLC that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Proxy Voting

The Board anticipates that it will delegate to NB Management the responsibility to vote proxies related to the securities held in the Fund’s portfolio. Under this authority, NB Management would be required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board would permit NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

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Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available after August 31 of each year, without charge, by calling 1-877-461-1899 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

Brokerage and Research Services

Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, the Manager considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. The Manager also may consider the brokerage and research services that broker-dealers provide to the Fund or the Manager. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions. The Fund does not effect transactions with or through broker-dealers in accordance with any formula or for selling shares of the Fund. However, broker-dealers who execute portfolio transactions may from time to time affect purchases of Fund shares for their customers. The 1940 Act generally prohibits an affiliate of NB Management from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Directors. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to

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be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Fund and reported to the Board of Directors.

In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. Affiliates of NB Management may act as a broker for the Fund in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”).

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Fund and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Directors not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Directors from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Directors.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated

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persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies anticipated to be adopted by the Board of Directors, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Directors who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

In certain instances the Manager specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, the Manager always considers its best execution obligation when deciding which broker to utilize.

A committee comprised of officers of NB Management and employees of NB LLC who are Portfolio Managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of NB LLC’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts.  However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for

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particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Funds by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and, in some cases, by NB LLC in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by NB LLC from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

As of the fiscal year ended October 31, 2012, the Fund was not yet a registered investment company; therefore the Fund does not have brokerage data for the prior fiscal years.

Douglas A. Rachlin, Yves C. Siegel and Mark D. Sullivan are primarily responsible for making decisions as to specific action to be taken with respect to the investments of the Fund. Douglas A. Rachlin, Yves C. Siegel and Mark D. Sullivan have served as portfolio managers for the Fund since inception. Douglas A. Rachlin, Yves C. Siegel and Mark D. Sullivan have full authority to take action with respect to Fund transactions and may or may not consult with other personnel of NB Management prior to taking such action.

DISTRIBUTIONS

As described in the Prospectus, initial distributions to Common Stockholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Stock, depending on market conditions.  To permit the Fund to maintain more stable monthly distributions, it will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of distributable cash flow received as cash distributions from its portfolio securities in a particular period.  Such undistributed cash flow would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s net cash flow due to fluctuations in cash distributions received on portfolio securities (or other sources of income) or expenses or due to an increase in the distribution rate or interest rate on the Fund’s borrowings, Preferred Stock or Notes, if any. As a result, the distributions the Fund pays for any particular period may be more or less than the amount of cash flow received as cash distributions from portfolio securities during such period.  Undistributed cash flow received as cash distributions from portfolio securities will be included in the Fund’s NAV and, correspondingly, distributions from undistributed cash flow received as cash distributions from portfolio securities will reduce that NAV.

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For information relating to the impact of the borrowings or the issuance of Preferred Stock or Notes on the distributions made by the Fund to Common Stockholders, see the Prospectus under “Use of Leverage.”

While any Preferred Stock is outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock unless at the time of such declaration (1) all accumulated dividends on the Preferred Stock have been paid and (2) the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Stock. While any borrowings or Notes are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock unless at the time of such declaration the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 300% of the principal amount of any borrowings or Notes. These limitations on the Fund’s ability to make distributions on its Common Stock could cause it to incur federal income and/or excise tax.  See “Tax Matters.”

DESCRIPTION OF SHARES

Common Stock

The Articles authorize the issuance of one billion (1,000,000,000) shares. The Common Stock will be issued with a par value of $0.0001 per share.  All Common Stock has equal rights as to the payment of dividends and the distribution of assets upon liquidation.  Common Stock will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.  Whenever Preferred Stock is outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Stock would be at least 200% after giving effect to such distributions.  See “Preferred Stock” below.  Whenever Notes are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless asset coverage (as defined in the 1940 Act) with respect to the Notes would be at least 300%.

The Common Stock is expected to be listed on the [NYSE MKT].  The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade at prices lower than net asset value.  Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value.  There can be no assurance that shares of Common Stock or shares of other closed-end funds will trade at a price higher than net asset value in the future.  Net asset value will be reduced immediately following the offering of Common Stock as a result of payment of the sales load and organization and offering expenses.  Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure.  Whether investors will realize gains or losses upon the sale of Common Stock will not depend solely upon the Fund’s NAV but will depend entirely upon whether the market price of the Common Stock at the time

43

of sale is above or below the original purchase price for the shares.  Since the market price of the Fund’s Common Stock will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, below, or above NAV or at, below or above the initial public offering price.  Accordingly, the Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes.  See “Repurchase of Common Stock; Tender Offers; Conversion to Open-end Fund” and the Fund’s Prospectus under “Use of Leverage.”

Preferred Stock

The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of Preferred Stock.  The Preferred Stock may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the Common Stockholders.

The Board has indicated its current intention to leverage through borrowing or authorize an offering of Preferred Stock and/or Notes within approximately one to three months after completion of the offering of Common Stock, subject to market conditions and to the Board’s continuing belief that leveraging the Fund’s capital structure through borrowing or the issuance of Preferred Stock and/or Notes is likely to achieve the benefits to the Common Stockholders described in the Prospectus and this SAI.  Although the terms of any Preferred Stock, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Articles) if and when it authorizes a Preferred Stock offering, the Board has indicated that the Preferred Stock would likely pay distributions based on short-term rates.  The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Stock may be as stated below.

As used in this SAI, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding Common Stock, Preferred Stock and Notes, with no deduction for the liquidation preference of the Preferred Stock or principal amount of the Notes.  Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Stock from “net assets,” so long as the Preferred Stock have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund’s Preferred Stock will be treated as stock (rather than indebtedness).

Limited Issuance of Preferred Stock.  Under the 1940 Act, the Fund could issue Preferred Stock with an aggregate liquidation value of up to one-half of the value of the Fund’s net assets, measured immediately after issuance of the Preferred Stock.  “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends.  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless the liquidation value of the Preferred Stock is less than one-half of the value of the Fund’s net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.  To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Stock for purposes of these asset coverage requirements.  The liquidation value of the Preferred Stock and/or Notes is expected to be

44

approximately 25% of the value of the Fund’s net assets.  The Fund intends to purchase or redeem Preferred Stock, if necessary, to keep the liquidation value of the Preferred Stock plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund’s net assets.

Distribution Preference.  The Preferred Stock will have complete priority over the Common Stock as to distribution of assets.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Stock (“Preferred Stockholders”) will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Stockholders.  After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund.  A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.  In connection with any issuance of Preferred Stock, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Stock be voting shares.  Except as otherwise provided in the Articles or the Fund’s Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

In connection with the election of the Fund’s Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund’s Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class.  In addition, if at any time dividends on the Fund’s outstanding Preferred Stock shall be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Stock, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objectives, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under “Investment Restrictions.”  The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Stock and Preferred Stock necessary to authorize the action in question.

Preferred Stockholders would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

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Redemption, Purchase and Sale of Preferred Stock by the Fund.  The terms of the Preferred Stock may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Stock and that the Fund may subsequently resell any shares so tendered for or purchased.  Any redemption or purchase of Preferred Stock by the Fund will reduce the leverage applicable to Common Stock, while any resale of shares by the Fund will increase such leverage.

The discussion above describes the Board’s current intention with respect to a possible offering of Preferred Stock.  If the Board determines to authorize such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law and the Articles and Bylaws.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

The Articles require a vote by a majority of the Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act (“Independent Directors”), of the Fund, and holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund’s conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease or exchange of all or substantially all of the Fund’s assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million ($1,000,000) or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Directors, then the affirmative vote of the holders of only a majority of the Fund’s shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Directors, no stockholder vote is required to authorize such action.  The term “Principal Stockholder” means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund and includes any associates or affiliates of such person or entity or of any member of the group.  None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon.  As discussed in the Prospectus, certain of the actions described above also require approval by the holders of the Preferred Shares, tallied separately.  Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change

46

in the Fund’s business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

Reference should be made to the Articles on file with the SEC for the full text of these provisions.

REPURCHASE OF COMMON STOCK; TENDER OFFERS;
CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company, and as such its stockholders will not have the right to cause the Fund to redeem their shares.  Instead, the Fund’s Common Stock will trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.  Shares of a closed-end management investment company may frequently trade at prices lower than NAV.  The Board will regularly monitor the relationship between the market price and net asset value of the Common Stock.  If the Common Stock were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Stock on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company.  The Fund cannot assure you that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Preferred Stock is outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (1) all accrued dividends on Preferred Stock have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income.  Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company.  In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund’s capital structure is leveraged and the

47

possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on Preferred Stock and/or Notes issued by the Fund and general market and economic conditions.

See “Anti-Takeover and Other Provisions in the Articles of Incorporation” in the Prospectus and “Certain Provisions in the Articles of Incorporation” in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Stock and Notes then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Stock would no longer be listed on the [NYSE MKT]. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock.  Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Stock will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Stock at a time when Preferred Stock or Notes are outstanding will increase the leverage applicable to the outstanding Common Stock then remaining. See the Fund’s Prospectus under “Risks – Risk of Leverage.”

Before deciding whether to take any action if the Fund’s Common Stock trades below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders, market considerations and alternative actions that might be taken. Based on these considerations, even if the Fund’s Common Stock should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, that the Fund should not be converted to an open-end structure and, perhaps, that no action should be taken at that time.

TAX MATTERS

The following is a brief general summary of certain material federal income tax considerations affecting the Fund and the Common Stockholders with respect to the purchase, ownership, and disposition of Common Stock. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your

48

particular circumstances or to Common Stockholders who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, REITs, insurance companies, brokers and dealers in securities or currencies, certain securities traders, individual retirement accounts, certain tax-deferred accounts, and, except as specifically provided under “Federal Income Taxation of Common Stockholders — Non-U.S. Stockholders” below, foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Stockholder and that you hold Common Stock as a capital asset. For purposes hereof, a “U.S. Stockholder” means a beneficial owner of Common Stock that, for federal income tax purposes, is (i) an individual who is a citizen or resident of the United States, (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds Common Stock, the federal income tax treatment of a partner in the partnership generally will depend on the partner’s status and the activities of the partnership. Partners of partnerships that hold Common Stock should consult their tax advisors.

The following discussion is based on the Code, the regulations thereunder, judicial authorities, published positions of the IRS, and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No assurance can be given that future legislation, regulations, administrative pronouncements, and/or court decisions will not significantly change applicable law and materially affect the conclusions expressed herein; any such change, even though made after an investor has invested in the Fund, could be applied retroactively.

No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment therein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of Common Stock will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local, or foreign tax consequences to you before making an investment in Common Stock.

Federal Income Taxation of the Fund

Although the Code generally provides that an investment company that is registered under the 1940 Act and satisfies certain requirements will qualify as a “regulated investment company” (“RIC”), which does not pay entity-level federal income tax if it distributes all of its income to its shareholders, the Fund does not meet certain of those requirements because most or

49

substantially all of its investments will consist be in MLP securities. The RIC tax rules therefore do not apply to the Fund or to the Common Stockholders. As a result, the Fund will be treated as a “C” corporation for federal and state tax purposes and will pay federal income tax (currently at a maximum rate of 35%) and state income tax on its taxable income. The Fund also may be subject to a 20% alternative minimum tax (“AMT”) on its alternative minimum taxable income (“AMTI”) to the extent the AMT exceeds its regular income tax liability.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal tax purposes. As a partner in an MLP, the Fund must report its allocable share of the MLP’s Partnership Items in computing its taxable income, regardless of the extent (if any) to which the MLP makes distributions. Based on the Manager’s review of the historic results of the types of MLPs in which the Fund intends to invest, the Manager expects that the cash flow the Fund receives with respect to its MLP investments will generally exceed the taxable income the MLPs allocate to the Fund, which excess generally will not be currently taxable to the Fund but instead will result in a reduction of its adjusted tax basis in the MLPs, as described in the following paragraph. This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Manager’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will be subject to federal income tax at the regular graduated corporate tax rates on any gain recognized on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed its allocable share of the MLP’s taxable income will reduce the Fund’s adjusted tax basis in the MLP’s equity securities. These reductions in the Fund’s adjusted tax basis in MLP equity securities will increase the amount of gain (or decrease the amount of loss) the Fund will recognize on a subsequent sale of the securities.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of MLPs in which it invests may be treated as items of tax preference for purposes of calculating the Fund’s AMTI. Those items will increase the Fund’s AMTI and increase the likelihood that it will be subject to the AMT.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (2) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (3) cause the Fund to recognize income or gain without a corresponding receipt of cash, (4) adversely affect the time when a purchase or sale of stock or securities is deemed to occur, and (5) adversely alter the characterization of certain complex financial transactions.

Federal Income Taxation of Common Stockholders — U.S. Stockholders

Receipt of Distributions.  Distributions made to you by the Fund will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated E&P. Generally, a corporation’s E&P are computed based on taxable income, with certain specified

50

adjustments. As explained above, based on the historic performance of the types of MLPs in which the Fund intends to invest, the Manager anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Manager anticipates that only a portion of the Fund’s distributions to you will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated E&P, your basis in the Common Stock with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) you realize on a subsequent sale or redemption of the stock. To the extent you hold Common Stock as a capital asset and have no further basis therein to offset a distribution, you must report the excess as capital gain. That gain will be long-term capital gain if you have held the Common Stock for more than one year.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s E&P. For example, its E&P will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s E&P being higher than its taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of E&P (treated as dividends) in excess of the amount of its taxable income for the year.

Dividends are expected to be eligible for the dividends-received deduction available to corporate shareholders. However, corporate shareholders should be aware that certain limitations apply to the availability of that deduction, including rules that limit the deduction in cases where (1) certain holding period requirements are not met, (2) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (3) the corporate shareholder’s investment in Common Stock is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund’s DRIP, on the Fund’s payment of a dividend you will be treated for federal income tax purposes as having received a taxable distribution from the Fund in an amount equal to the fair market value of the Common Stock issued to you under the DRIP. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Sales of Common Stock. On a sale of your Common Stock, you generally will recognize capital gain or loss equal to the difference between your cost of the stock and the amount of the sale proceeds. Any such capital gain or loss will be a long-term capital gain or loss if you held the Common Stock for more than one year at the time of disposition. Long-term capital gains of certain non-corporate Common Stockholders (including individuals) are currently subject to federal income taxation at a maximum rate of 20%. The deductibility of capital losses is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans and most other organizations exempt from federal income tax, including individual

51

retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income (or “UBTI”).

Because the Fund is treated as a corporation for federal tax purposes, an owner of any Common Stock will not report on its federal income tax return any of the Partnership Items that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of Common Stock unless its ownership is debt-financed. In general, stock is considered to be debt-financed if the tax-exempt owner of the stock incurred debt to acquire the stock or otherwise incurred a debt that would not have been incurred if the stock had not been acquired.

Similarly, the income and gain realized from an investment in the Common Stock by an investor that is a RIC will constitute qualifying income for the RIC. Furthermore, the Common Stock will constitute a “qualifying asset” for a RIC, which generally must own at least 50% in qualifying assets at the end of each quarter of its taxable year, provided that the amount of the Common Stock it owns does not constitute more than 5% of the value of its total assets or more than 10% of the Fund’s outstanding voting securities.

Recently Enacted Legislation.  Recently enacted legislation requires certain U.S. Stockholders who are individuals, estates, or trusts to pay a 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of Common Stock. U.S. Stockholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of Common Stock.

Federal Income Taxation of Common Stockholders — Non-U.S. Stockholders

For purposes of this summary, the term “Non-U.S. Stockholder” means a beneficial owner of Common Stock that is not a U.S. Stockholder.

Receipt of Distributions.  Distributions by the Fund will be treated as dividends for federal income tax purposes to the extent paid from its E&P. Dividends the Fund pays to a Non-U.S. Stockholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Stockholder, the Non-U.S. Stockholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

If the amount of a distribution exceeds a Non-U.S. Stockholder’s allocable share of the Fund’s current and accumulated E&P, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Stockholder’s tax basis in the Common Stock. To the extent that any distribution received by a Non-U.S. Stockholder exceeds the sum of (1) the Non-U.S. Stockholder’s allocable share of the Fund’s current and accumulated E&P and (2) the Non-U.S. Stockholder’s tax basis in the Common Stock, the excess will be treated as gain from the sale of the Common Stock and will be taxed as described in “Sales of Common Stock” below.

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Sales of Common Stock.  A Non-U.S. Stockholder generally will not be subject to federal income tax on gain realized on the sale of Common Stock, except in the following cases:

●
The gain is effectively connected with the conduct of a trade or business of the Non-U.S. Stockholder within the United States (and, if the Non-U.S. Stockholder is a qualifying resident of a country with which the United States has a tax treaty, the gain is attributable to a permanent establishment maintained by the Non-U.S. Stockholder in the United States),

●	The Non-U.S. Stockholder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and who has a “tax home” in the United States, or

●
The Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Common Stock or, if shorter, within the period during which the Non-U.S. Stockholder has held the Common Stock. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. “real property interests” (as defined in the Code and applicable regulations), equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Stockholder’s disposition of Common Stock become, a U.S. real property holding corporation. Any Non-U.S. Stockholder described in one of the foregoing cases is urged to consult his, her, or its own tax advisor regarding the federal income tax consequences of the sale or other disposition of Common Stock.

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), distributions from the Fund after December 31, 2013, may be subject to a U.S. withholding tax of 30% in the case of distributions to (1) certain non-U.S. financial institutions that either (A) have not entered into an agreement with the Treasury Department to collect and disclose certain information or (B) are not resident for tax purposes in a jurisdiction that has entered into an agreement with the IRS to collect and provide the information otherwise required and (2) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Proposed regulations designed to implement these and other features of FATCA (such as 30% withholding from the gross proceeds of the disposition of assets that produce interest and dividend income, such as the Common Stock) have been proposed, and the effective dates thereunder regarding those other features have frequently been delayed.

Backup Withholding

The Fund must withhold and remit to the U.S. Treasury 28% of dividends otherwise payable to any individual or certain other non-corporate Common Stockholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”).  Withholding at that rate also is required from the Fund’s dividends otherwise payable to such a stockholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is

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not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a Common Stockholder's federal income.

*           *           *

The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal (as well as state, local and foreign) income and other tax consequences of purchasing, holding and disposing of Fund shares.

REPORTS TO STOCKHOLDERS

Stockholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund.  The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

[____] will serve as custodian for assets of the Fund.  The custodian performs custodial and fund accounting services.  [____] will serve as the transfer agent, registrar and distribution disbursement agent for the Common Stock, as well as agent for the Distribution Reinvestment Plan relating to the Common Stock.

INDEPENDENT AUDITORS

[____] will serve as independent auditors for the Fund.  [____] will provide audit services, tax return preparation and assistance and consultation in connection with review of the Fund’s filings with the Securities and Exchange Commission.

COUNSEL

K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006, will pass upon certain legal matters in connection with shares of Common Stock offered by the Fund, and also acts as counsel to the Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C.  The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  For further information with respect to the Fund and the shares offered or to be offered hereby,

54

reference is made to the Fund’s Registration Statement.  Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

55

FINANCIAL STATEMENT

To be added by amendment.

56

APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

Standard & Poor’s (“S&P”) Corporate Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'.  For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Short-Term Bond Ratings

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

S&P’s Commercial Paper Ratings:

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Commercial Paper Ratings:

The following descriptions of Moody’s commercial paper ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Commercial Paper Ratings:

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D –Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

PART C: OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)
Financial Statements

Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm. (To be filed by subsequent amendment.)
Statement of Assets and Liabilities. (To be filed by subsequent amendment.)

(2)	Exhibits

(a)		Articles of Incorporation. (Filed herewith.)
(b)		By-Laws. (To be filed by subsequent amendment.)
(c)		Not applicable.
(d)	(i)	Articles Sixth, Ninth, Tenth, Eleventh, Twelfth and Fourteenth of the Articles of Incorporation. Incorporated by Reference to Item 2(a) above.
	(ii)	Articles II, VI and X of the By-Laws. (To be filed by subsequent amendment.)
(e)		Distribution Reinvestment Plan. (To be filed by subsequent amendment.)
(f)		Not applicable.
(g)	(i)	Form of Management Agreement. (To be filed by subsequent amendment.)
	(ii)	Form of Sub-Advisory Agreement. (To be filed by subsequent amendment.)
(h)	(i)	Form of Underwriting Agreement. (To be filed by subsequent amendment.)
	(ii)	Form of Master Agreement Among Underwriters. (To be filed by subsequent amendment.)
	(iii)	Form of Master Selected Dealer Agreement. (To be filed by subsequent amendment.)
(i)		Not applicable.
(j)	(i)	Form of Custodian Agreement. (To be filed by subsequent amendment.)
(k)	(i)	Form of Stock Transfer Agency Agreement. (To be filed by subsequent amendment.)
	(ii)	Form of Administration Agreement. (To be filed by subsequent amendment.)
(l)		Opinion and Consent of K&L Gates LLP as to Registrant's Common Stock. (To be filed by subsequent amendment.)
(m)		Not applicable.

(n)		Consent of Independent Registered Public Accounting Firm. (To be filed by subsequent amendment.)
(o)		Not applicable.
(p)		Letter of investment intent. (To be filed by subsequent amendment.)
(q)		Not applicable.
(r)	(i)	Code of Ethics for Registrant and its investment manager. (To be filed by subsequent amendment.)
	(ii)	Code of Ethics for sub-advisor. (To be filed by subsequent amendment.)

Item 26.	Marketing Arrangements

See form of Underwriting Agreement to be filed by amendment.

Item 27.	Other Expenses of Issuance and Distribution

Registration and Filing Fees	$	*
FINRA Fees		*
Printing Costs and Engraving		*
Legal Fees and Expenses		*
Exchange Listing Fees		*
Accounting Fees and Expenses		*
Miscellaneous Expenses		*

Total	$	*

*   To be filed by subsequent amendment.

Item 28.	Persons Controlled by or Under Common Control

None.1

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of November [   ], 2012 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Shares of Common Stock, par value $0.0001 per share	None

1 Until such time as the Registrant completes the public offering of its Common Stock, [________] will be a control person of the Registrant. [_____] is a wholly owned subsidiary of [_____]

Item 30.	Indemnification

Article Twelfth of the Registrant’s Articles of Incorporation and Article IX of the Registrant's Bylaws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund’s request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940, as amended (“1940 Act”)), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors. Section 2-418(b) of the Maryland General Corporation Law (“Maryland Code”) permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418 of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.

Item 31.	Business and Other Connections of Investment Adviser and Sub-Adviser

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of Neuberger Berman LLC is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME	BUSINESS AND OTHER CONNECTIONS

Joseph V. Amato Chief Investment Officer (Equities) and Managing Director, NB Management
Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.); President, Chief Executive Officer and Chief Investment Officer, Neuberger Berman LLC; Director and Managing Director of Neuberger Berman Fixed Income LLC ("NBFI"); Board member, NBFI; Trustee, Neuberger Berman Income Funds; Trustee, Neuberger Berman Equity Funds; Trustee, Neuberger Berman Advisers Management Trust; Trustee, Neuberger Berman Alternative Funds; Director, Neuberger Berman Intermediate Municipal Fund Inc.; Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Director, Neuberger Berman High Yield Strategies Fund Inc.; Director, Neuberger Berman MLP Income Fund Inc.; formerly, Global Head of Asset Management in the Investment Management Division, Lehman Brothers Holdings Inc., 2006-2009; formerly, Member of the Investment Management Division’s Executive Management Committee, Lehman Brothers Holdings Inc., 2006-2009.

Thanos Bardas Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

John J. Barker Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Ann H. Benjamin Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Portfolio Manager.

Michael L. Bowyer Managing Director, NB Management	Associate Portfolio Manager.

Claudia A. Brandon Senior Vice President and Assistant Secretary, NB Management
Senior Vice President, Neuberger Berman LLC; Executive Vice President and Secretary, Neuberger Berman Advisers Management Trust; Executive Vice President and Secretary, Neuberger Berman Alternative Funds; Executive Vice President and Secretary, Neuberger Berman Equity Funds; Executive Vice President and Secretary, Neuberger Berman Income Funds; Executive Vice President and Secretary, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Secretary, Neuberger Berman High Yield Strategies Fund Inc.; Director, Neuberger Berman MLP Income Fund Inc.

NAME	BUSINESS AND OTHER CONNECTIONS

David M. Brown Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

David H. Burshtan Managing Director, NB Management	Portfolio Manager.

Stephen Casey Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Robert Conti President and Chief Executive Officer, NB Management
Managing Director, Neuberger Berman LLC; President, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; President, Chief Executive Officer and Trustee, Neuberger Berman Alternative Funds; President, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman High Yield Strategies Fund Inc.; Director, Neuberger Berman MLP Income Fund Inc.

William R. Covode Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Timothy Creedon Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Robert W. D’Alelio Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Alexandre Da Silva Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

John Dorogoff Chief Financial Officer and Managing Director, NB Management	Chief Financial Officer and Managing Director, Neuberger Berman, LLC.

Ingrid Dyott Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Associate Portfolio Manager; Portfolio Manager.

Michael Foster Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Maxine L. Gerson Secretary, General Counsel and Managing Director, NB Management
Managing Director, Deputy General Counsel and Assistant Secretary, Neuberger Berman LLC; Executive Vice President and Chief Legal Officer, Neuberger Berman Income Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Equity Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Advisers Management Trust; Executive Vice President and Chief Legal Officer, Neuberger Berman Alternative Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman High Yield Strategies Fund Inc.

Anthony Gleason Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

James Gartlard Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Richard Grau Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.

Michael C. Greene Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Ian Haas Senior Vice President, NB Management	Senior Vice President, NBAIM; Portfolio Manager

Todd E. Heltman Vice President, NB Management	None; Formerly, Portfolio Manager.

William Hunter Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Fred Ingham Managing Director, NB Management	Managing Director, NBAIM; Portfolio Manager.

James L. Iselin Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Andrew A. Johnson Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Brian Jones Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Kristina Kalebich Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Gerald Kaminsky Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Michael Kaminsky Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Charles Kantor Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Hakan Kaya Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Brian Kerrane Chief Administrative Officer and Senior Vice President, NB Management
Senior Vice President, Neuberger Berman LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Alternative Funds; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund Inc.

David Kupperman Managing Director, NB Management	Managing Director, NBAIM; Portfolio Manager.

Sajjad S. Ladiwala Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Associate Portfolio Manager.

Wai Lee Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

David M. Levine Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Richard S. Levine Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Kristian J. Lind Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

Joseph Lynch Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Jeff Majit Managing Director, NB Management	Managing Director, NBAIM; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

James F. McAree Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.

S. Blake Miller Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

Arthur Moretti Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Richard S. Nackenson Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Benjamin H. Nahum Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Thomas P. O’Reilly Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Portfolio Manager.

Loraine Olavarria Assistant Secretary, NB Management	None.

Kevin Pemberton Senior Vice President, NB Management	None.

Alexandra Pomeroy Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Bobby T. Pornrojnangkool Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.

Brett S. Reiner Managing Director, NB Management	Associate Portfolio Manager.

Daniel D. Rosenblatt Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Conrad A. Saldanha Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Eli M. Salzmann Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Mindy Schwartzapfel Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Benjamin E. Segal Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Saurin Shah Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Steve S. Shigekawa Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Neil S. Siegel Managing Director, NB Management
Managing Director, Neuberger Berman LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Alternative Funds; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund Inc.

Amit Solomon Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Thomas A. Sontag Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Portfolio Manager.

Mamundi Subhas Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Bradley C. Tank Chief Investment Officer (Fixed Income) and Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Chairman of the Board, Chief Executive Officer, Chief Investment Officer and Director, NBFI; Portfolio Manager.

Kenneth J. Turek Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Judith M. Vale Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Eric Weinstein Managing Director, NB Management	Managing Director, NBAIM; Portfolio Manager.

Richard Werman Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Chamaine Williams Chief Compliance Officer and Senior Vice President, NB Management
Chief Compliance Officer, Neuberger Berman Income Funds; Chief Compliance Officer, Neuberger Berman Equity Funds; Chief Compliance Officer, Neuberger Berman Advisers Management Trust; Chief Compliance Officer, Neuberger Berman Alternative Funds; Chief Compliance Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Chief Compliance Officer, Neuberger Berman High Yield Strategies Fund Inc.

Ping Zhou Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

The principal address of NB Management, Neuberger Berman LLC and of each of the investment companies named above is 605 Third Avenue, New York, New York 10158.

Information as to the directors and officers of NBFI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NBFI in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61757) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant’s Articles of Incorporation and By-Laws, minutes of meetings of the Registrant’s Directors and stockholders and the Registrant’s policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

Item 33.	Management Services

None.

Item 34.	Undertakings

1.           The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.           The Registrant undertakes that:

a.           for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 16th day of November, 2012.

Neuberger Berman MLP Income Fund Inc.

By:	/s/ Robert Conti
Name:	Robert Conti
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert Conti	Director, President, Chief Executive Officer and Treasurer (Chief Financial and Accounting Officer)	November 16, 2012
Robert Conti
/s/ Joseph V. Amato	Director	November 16, 2012
Joseph V. Amato
/s/ Claudia A. Brandon	Director	November 16, 2012
Claudia A. Brandon

INDEX TO EXHIBITS

(a)	Articles of Incorporation dated November 16, 2012.